As filed with the U.S. Securities and Exchange Commission

on February 26, 2016

Securities Act File No. 33-92982

Investment Company Act File No. 811-9054

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 69	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☒

Amendment No. 70 (Check appropriate box or boxes)	☒

Credit Suisse Opportunity Funds

(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

Karen Regan

Credit Suisse Opportunity Funds

One Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:
Rose F. DiMartino, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box)

☐                                    Immediately upon filing pursuant to paragraph (b)

☒                                  on February 28, 2016 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a) (1)

☐                                    on (date) pursuant to paragraph (a) (1)

☐                                    75 days after filing pursuant to paragraph (a) (2), or

☐                                    on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CREDIT SUISSE FUNDS

Prospectus

Class A, C and I Shares

February 29, 2016

CREDIT SUISSE FUNDS	A	C	I
CREDIT SUISSE COMMODITY ACCESS STRATEGY FUND	CRCAX	CRCCX	CRCIX
CREDIT SUISSE COMMODITY RETURN STRATEGY FUND	CRSAX	CRSCX	CRSOX
CREDIT SUISSE FLOATING RATE HIGH INCOME FUND	CHIAX	CHICX	CSHIX
CREDIT SUISSE STRATEGIC INCOME FUND	CSOAX	CSOCX	CSOIX
CREDIT SUISSE MANAGED FUTURES STRATEGY FUND	CSAAX	CSACX	CSAIX
CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND	CSQAX	CSQCX	CSQIX
CREDIT SUISSE EMERGING MARKETS EQUITY FUND	CSNAX	CSNCX	CSNIX
CREDIT SUISSE VOLARIS US STRATEGIES FUND	VAEAX	VAECX	VAEIX
CREDIT SUISSE GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND	CGDAX	CGDCX	CGDIX

As with all mutual funds, the Securities and Exchange Commission (the "SEC") and the Commodity Futures Trading Commission have not approved these funds, nor have they passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

FUND SUMMARIES	4
CREDIT SUISSE COMMODITY ACCESS STRATEGY FUND	4
CREDIT SUISSE COMMODITY RETURN STRATEGY FUND	12
CREDIT SUISSE FLOATING RATE HIGH INCOME FUND	19
CREDIT SUISSE STRATEGIC INCOME FUND	24
CREDIT SUISSE MANAGED FUTURES STRATEGY FUND	30
CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND	38
CREDIT SUISSE EMERGING MARKETS EQUITY FUND	46
CREDIT SUISSE VOLARIS US STRATEGIES FUND	52
CREDIT SUISSE GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND	59
SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES	64
THE FUNDS IN DETAIL	65
Goals and Strategies	65
Risk Factors	78
FINANCIAL HIGHLIGHTS	87
MEET THE MANAGERS	115
MORE ABOUT THE FUNDS	118
The Management Firms	118
Share Valuation	121
Distributions	122
Taxes	122
Statements and Reports	123
CHOOSING A CLASS OF SHARES	125
BUYING AND SELLING SHARES	127
SHAREHOLDERS SERVICES	132
OTHER POLICIES	133
OTHER SHAREHOLDER INFORMATION	135
OTHER INFORMATION	139
About the Distributor	139
FOR MORE INFORMATION	back cover

CREDIT SUISSE COMMODITY ACCESS STRATEGY FUND – SUMMARY

INVESTMENT OBJECTIVE

The fund seeks total return that exceeds the return of its benchmark index, the Credit Suisse Commodity Benchmark Total Return Index.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.80%	0.80%	0.80%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[3]	0.80%	0.80%	0.80%
Total annual fund operating expenses	1.85%	2.60%	1.60%
Less: amount of fee limitations/expense reimbursements[4]	0.70%	0.70%	0.70%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.15%	1.90%	0.90%

  1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  The fund invests in Credit Suisse Cayman Commodity ACCESS Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" include expenses of both the fund and the Subsidiary.

  4  Credit Suisse Commodity Strategy Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.15% of the fund's average daily net assets for Class A shares, 1.90% of the fund's average daily net assets for Class C shares and 0.90% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$587	$964	$1,366	$2,487
CLASS C (redemption at end of period)	$293	$742	$1,318	$2,882
CLASS C (no redemption)	$193	$742	$1,318	$2,882
CLASS I (with or without redemption)	$92	$436	$805	$1,841

PORTFOLIO TURNOVER

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 116% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks total return that exceeds the return of its benchmark index, the Credit Suisse Commodity Benchmark Total Return Index (the "Index"). To pursue this goal, the fund invests under normal circumstances in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities, backed by an actively managed portfolio of fixed income securities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The fund does not intend to invest in commodities directly.

The Index, which is calculated and maintained by an affiliate of Credit Suisse Asset Management, LLC, the fund's investment adviser ("Credit Suisse"), is designed to be an investable, diversified benchmark for commodities as an asset class. The Index is an unmanaged index composed of (i) futures contracts on physical commodities within the following five commodity sectors: energy, industrial metals, precious metals, agriculture and livestock, and (ii) short maturity Treasury bills. The commodities represented in the Index are determined annually based on world production levels and global exchange market liquidity and the portion represented by each commodity sector and commodity within the sector will vary depending on market conditions. The Index is rebalanced monthly, which is intended to provide diversification across commodities and commodity sectors over time, but the Index, and thereby the fund, could have large exposures to a single commodity or a small number of commodities at any particular time.

The fund intends to gain exposure to commodities markets by investing primarily in the Credit Suisse Cayman Commodity ACCESS Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"), which in turn invests primarily in commodity-linked derivative instruments, including commodity-linked swap agreements, options, futures and options on futures. The fund may also gain exposure to commodities markets by investing directly in commodity-linked structured notes and other commodity-linked derivative instruments. The derivative instruments in which the fund and the Subsidiary invest are instruments linked to the Index, other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different commodities, roll dates, reset dates or contract months than those specified by the Index. As a result, the commodity-linked derivatives component of the fund's portfolio may deviate from the returns of the Index. The fund is actively managed and not an index fund and its performance will vary from the Index, perhaps materially. The fund or the Subsidiary will over-weight or under-weight its exposure to a particular commodity, or a subset of commodities, to a significant extent, such that the fund has greater or lesser exposure to a subset of commodities than is represented by the Index. The portion of the fund's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial.

The Subsidiary may use derivatives to obtain significant amounts of long or short exposure in an attempt to increase the Subsidiary's income or gain, to hedge various investments or for risk management. The long and short positions held by the Subsidiary will vary in size as market opportunities change. The notional value of the fund's commodity-related long positions and their equivalents are currently expected to range between 80% and 150% of the value of the fund's net assets. The notional value of the fund's commodity-related short positions and their equivalents are currently expected to range between 0% and 50% of the value of the fund's net assets. In rising markets, the fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions.

The fund may invest up to 25% of its total assets in the Subsidiary. The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The annualized volatility level of the Index has historically ranged between 15% and 35%. The fund's annualized volatility level could be higher or lower depending on market conditions and the fund's investments. Volatility is a measure of the change in price of an asset over time and a higher volatility level means that an asset's value will increase or decrease by larger amounts over a time period than an asset with a lower volatility level.

Credit Suisse manages the commodity-related portion of the fund's portfolio, including the portion invested through the Subsidiary, pursuant to a process that employs a proprietary quantitative model and qualitative investment techniques. Through this process, Credit Suisse will over-weight or under-weight, versus the Index, the fund's and/or the Subsidiary's exposure to the components of the Index. Credit Suisse's process is designed to provide insight into forecasting component returns, managing portfolio risk and executing trades efficiently.

Fixed Income Strategy. Assets of the fund not invested in commodity-linked structured notes, other commodity-linked derivative instruments or the Subsidiary will be invested in fixed income instruments. The fixed income instruments in which the fund may invest include, but are not limited to, U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The fund's fixed income instrument holdings serve as collateral for the fund's derivative positions and also earn income for the fund.

Credit Suisse manages the fixed income investments portion of the fund's portfolio by taking into account differences in yields among securities of different maturities, market sectors and issuers. Under normal market conditions, at least 90% of the fund's fixed income instruments (excluding structured notes) will be investment grade. In determining the credit quality of a security, Credit Suisse will use the highest rating assigned to it. The average portfolio duration of the fixed income portion of the fund will vary based on Credit Suisse's forecast for interest rates, and under normal market conditions is not expected to exceed one year.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in one or more of the five commodity sectors represented in the Index. In addition, the fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case, the fund's share value will fluctuate in response to events affecting issues in those sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

The fund is not a complete investment program and should only form a part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the fund's portfolio may be significantly higher than 50% of the value of the investment. Investors in the fund should be willing to assume the risks of potentially significant short-term share price fluctuations.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMMODITY EXPOSURE RISKS

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

CORRELATION RISK

Changes in the value of a hedging instrument may not match those of the investment being hedged.

CREDIT RISK

The issuer of a debt instrument, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

EXPOSURE RISK

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked notes or swap agreements, from writing uncovered call options and from speculative short sales are unlimited.

FIXED INCOME RISK

The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

FOCUS RISK

If the fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

LEVERAGING RISK

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

LIQUIDITY RISK

Certain portfolio holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MANAGER/MODEL RISK

If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

PORTFOLIO TURNOVER RISK

The fund expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

SHORT POSITION RISK

The fund or the Subsidiary may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's or the Subsidiary's assets and presents various risks. If the price of the asset, instrument or market on which the fund or the Subsidiary has taken a short position increases, then the fund or the Subsidiary will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's or the Subsidiary's loss on a short sale could theoretically be unlimited in a case where the fund or the Subsidiary, as the case may be, is unable, for whatever reason, to close out its short position. The fund's risk of loss with respect to short sales may be significant, as the fund may have a substantial amount of short positions in its portfolio.

STRUCTURED NOTE RISK

The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

SUBSIDIARY RISK

By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

SWAP AGREEMENTS RISK

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

TAX RISK

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As a result, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary and certain commodity-linked structured notes would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, the fund has not received and there can be no assurance that the IRS will grant, such a private letter ruling to the fund. If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary and certain commodity-linked structured notes will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

U.S. GOVERNMENT SECURITIES RISK

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	SINCE INCEPTION	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-35.46%	-21.69%	9/28/12
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-35.46%	-21.69%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-20.07%	-15.33%
CLASS C RETURN BEFORE TAXES	-33.31%	-21.08%	9/28/12
CLASS I RETURN BEFORE TAXES	-32.04%	-20.30%	9/28/12
CREDIT SUISSE COMMODITY BENCHMARK TOTAL RETURN INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	-29.39%	-19.35%

■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers: The Credit Suisse Commodities Portfolio Management Team is responsible for the day-to-day portfolio management of the fund. Nelson Louie, a Managing Director of Credit Suisse, Christopher Burton, a Managing Director of Credit Suisse, and Timothy Boss, a Vice President of Credit Suisse, have been portfolio managers of the fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND – SUMMARY

INVESTMENT OBJECTIVE

The fund seeks total return.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[3]	0.36%	0.36%	0.36%
Total annual fund operating expenses	1.11%	1.86%	0.86%
Less: amount of fee limitations/expense reimbursements[4]	0.06%	0.06%	0.06%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.05%	1.80%	0.80%

  1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  The fund invests in Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" include expenses of both the fund and the Subsidiary.

4    Credit Suisse Commodity Strategy Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.05% of the fund's average daily net assets for Class A shares, 1.80% of the fund's average daily net assets for Class C shares and 0.80% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees).The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$577	$805	$1,052	$1,757
CLASS C (redemption at end of period)	$283	$579	$1,000	$2,175
CLASS C (no redemption)	$183	$579	$1,000	$2,175
CLASS I (with or without redemption)	$82	$268	$471	$1,055

PORTFOLIO TURNOVER

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 122% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index"). The fund intends to invest its assets in a combination of commodity linked-derivative instruments and fixed income securities. The fund gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the BCOM Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity.

The fund may invest up to 25% of its total assets in the Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The fund invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

The fund is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the fund's portfolio may be significantly higher than 50% of the value of the investment. Investors in the fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMMODITY EXPOSURE RISKS

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

CORRELATION RISK

Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the fund's commodity-linked derivative investments may result in the fund's performance diverging from the BCOM Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the BCOM Index that exceed the limits.

CREDIT RISK

The issuer of a debt instrument or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

EXPOSURE RISK

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked notes or swap agreements, from writing uncovered call options and from speculative short sales are unlimited.

FIXED INCOME RISK

The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

FOCUS RISK

The fund will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors. If the fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

LEVERAGING RISK

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

LIQUIDITY RISK

Certain fund holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The fund is considered a non-diversified investment company under the 1940 Act, and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

PORTFOLIO TURNOVER RISK

The fund expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

STRUCTURED NOTE RISK

The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

SUBSIDIARY RISK

By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

SWAP AGREEMENTS RISK

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

TAX RISK

In order to qualify as a RIC under the Code, the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As a result, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code. In addition, the IRS has issued a private letter ruling to the fund confirming that income derived from the fund's investment in its Subsidiary will also constitute qualifying income to the fund. Based on such rulings, the fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes.

In 2012, the IRS announced an internal review of its regulatory approach with respect to commodity-related investments by U.S. mutual funds, and placed a moratorium on the issuance of any additional private letter rulings regarding commodity-related investments by U.S. mutual funds. The IRS, after completion of its internal review, may significantly change its regulatory approach and adopt a regulatory approach to commodity-related investments resulting in significant restrictions on the fund's ability to invest as previously anticipated.

U.S. GOVERNMENT SECURITIES RISK

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The table also compares the fund's performance to the BCOM Index, which is currently composed of futures contracts on 22 physical commodities. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	FIVE YEARS 2011-2015	TEN YEARS 2006-2015	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-28.55%	-14.57%	-7.14%	12/30/04
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-28.55%	-14.57%	-7.86%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-16.16%	-10.17%	-4.88%
CLASS C RETURN BEFORE TAXES	-26.23%	-14.35%	-7.36%	12/30/04
CLASS I RETURN BEFORE TAXES	-24.96%	-13.52%	-6.46%	12/30/04
BLOOMBERG COMMODITY INDEX TOTAL RETURN (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	-24.66%	-13.47%	-6.43%
STANDARD & POOR'S 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)	1.37%	12.44%	7.24%

■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers: The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. Nelson Louie and Christopher Burton, each a Managing Director of Credit Suisse, are the co-lead portfolio managers of the team and have been team members since August 2010 and 2005, respectively.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND – SUMMARY

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.51%	0.51%	0.51%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	0.26%	0.26%	0.26%
Total annual fund operating expenses[3]	1.02%	1.77%	0.77%

  1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 0.95% of the fund's average daily net assets for Class A shares. 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$574	$784	$1,011	$1,664
CLASS C (redemption at end of period)	$280	$557	$959	$2,084
CLASS C (no redemption)	$180	$557	$959	$2,084
CLASS I (with or without redemption)	$79	$246	$428	$954

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the fund will invest for purposes of this 80% policy will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investor Services ("Moody's") and CC or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")) but may continue to hold securities which are subsequently downgraded.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BELOW INVESTMENT GRADE SECURITIES RISK

Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

CONFLICT OF INTEREST RISK

Affiliates of Credit Suisse may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse's affiliates in the loans market may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

CREDIT RISK

The issuer of a security, the borrower of a loan or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

FOREIGN SECURITIES RISK

Investing outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With loans, bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. The impact of interest rate changes on floating rate instruments is typically mitigated by the periodic interest rate adjustments of the instruments.

LIQUIDITY RISK

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly available information, some Senior Loans are not as easily purchased or sold as publicly traded securities. No active trading market may exist for certain Senior Loans and other fixed income instruments and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity and wide bid/ask spreads. This may impair the ability of the fund to sell or realize the full value of its Senior Loans or other fixed income instruments in the event of a need to liquidate such assets.

Transactions in Senior Loans may settle on a delayed basis, resulting in the proceeds from the sale of Senior Loans not being readily available to make additional investments or to meet the fund's redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and fixed income instruments, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

PREPAYMENT RISK

In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

SENIOR LOANS RISKS

Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

VALUATION RISK

The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund.

PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. Performance information for periods prior to June 3, 2011 does not reflect the current investment strategies. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	FIVE YEARS 2011-2015	TEN YEARS 2006-2015	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-3.69%	3.13%	5.09%	3/8/99
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-5.38%	1.33%	2.47%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-2.07%	1.66%	2.85%
CLASS C RETURN BEFORE TAXES	-0.58%	3.37%	4.81%	2/28/00
CLASS I RETURN BEFORE TAXES	1.37%	4.42%	5.86%	8/1/00
CREDIT SUISSE LEVERAGED LOAN INDEX TOTAL RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	-0.39%	3.76%	4.09%

■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers: The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Thomas J. Flannery, a Managing Director of Credit Suisse, Louis I. Farano, a Managing Director of Credit Suisse, and Wing Chan, a Managing Director of Credit Suisse. Messrs. Popp, Flannery and Farano and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1998, 2006 and 2005, respectively.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

CREDIT SUISSE STRATEGIC INCOME FUND – SUMMARY

INVESTMENT OBJECTIVE

The fund seeks total return.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.75%	0.75%	0.75%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	0.40%	0.40%	0.40%
Total annual fund operating expenses	1.40%	2.15%	1.15%
Less: amount of fee limitations/expense reimbursements[3]	0.16%	0.16%	0.16%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.24%	1.99%	0.99%

  1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.24% of the fund's average daily net assets for Class A shares, 1.99% of the fund's average daily net assets for Class C shares and 0.99% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$595	$882	$1,190	$2,062
CLASS C (redemption at end of period)	$302	$658	$1,140	$2,470
CLASS C (no redemption)	$202	$658	$1,140	$2,470
CLASS I (with or without redemption)	$101	$349	$618	$1,383

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund pursues its investment objective of total return by investing in a broad range of debt instruments. "Strategic" in the fund's name means that the fund seeks both current income and capital appreciation as elements of total return. The debt instruments in which the fund may invest include:

■  bonds and other debt instruments issued by domestic and foreign companies of any size (including below investment grade debt securities (commonly known as "junk bonds"));

■  senior secured floating rate loans ("Senior Loans");

■  mortgage-backed securities, asset-backed securities and collateralized loan obligations ("CLOs");

■  convertible debt securities;

■  obligations issued by foreign governments; and

■  obligations issued by the U.S. government and its agencies or instrumentalities (such as U.S. Treasury securities or Treasury inflation protected securities).

In seeking to achieve its investment objective, the fund adjusts its portfolio's exposure amongst the various types of debt instruments based on market conditions and outlook. At any given time, the fund may have a substantial weighting in any one asset class. Accordingly, the fund will, at times, be invested in debt instruments of various credit qualities and maturities, while at other times, the fund may emphasize one particular credit quality or maturity.

The fund's investment adviser and sub-adviser emphasize bottom-up fundamental credit analysis and top-down macroeconomic analysis, combined with a focused relative value approach, and are not constrained by any particular duration or credit quality targets. The fund's allocation among various debt instruments will be made on the basis of the portfolio managers' assessment of opportunities for total return relative to the risk of each type of investment. The fund may also take temporary defensive positions in cash and short-term bonds from time to time.

The fund may invest significantly in below investment grade debt securities and is authorized to invest without limit in these securities. Below investment grade debt securities are rated in the lower rating categories of the established rating services (Ba or lower by Moody's and BB or lower by S&P), or, if unrated, are deemed by the fund's investment adviser or sub-adviser to be of comparable quality.

The fund may invest in non-U.S. dollar denominated debt instruments. The fund may utilize foreign currency transactions, including currency options and forward foreign currency contracts, to hedge non-U.S. dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, but it is not required to do so.

The fund may take short positions in securities or indices and generally will do so by using swaps or futures or by selling a security short. For example, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to that asset. The fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

PRINCIPAL RISKS OF THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BELOW INVESTMENT GRADE SECURITIES RISK

Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

COLLATERALIZED LOAN OBLIGATIONS RISK

CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

CONFLICT OF INTEREST RISK

Affiliates of Credit Suisse may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse's affiliates in the primary and secondary markets for loans may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

CONVERTIBLE SECURITIES RISK

The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. The fund, as a holder of convertible bonds, may at times be allocated phantom taxable income from bond issuers, potentially retroactively or otherwise without notice.

CREDIT RISK

The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, instrument or index. The fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as currency risk. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

EXTENSION RISK

An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

FOREIGN SECURITIES RISK

Investing outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

HEDGED EXPOSURE RISK

The fund's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

LIQUIDITY RISK

Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and fixed income instruments, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

MORTGAGE- AND ASSET-BACKED SECURITIES RISKS

The value of the fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

PREPAYMENT RISK

In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

SENIOR LOANS RISKS

Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

SHORT POSITION RISK

The fund may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the asset, instrument or market on which the fund has taken a short position increases, then the fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position.

U.S. GOVERNMENT SECURITIES RISK

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

VALUATION RISK

The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund. Many derivative instruments are not actively traded.

PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	SINCE INCEPTION	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-4.56%	3.41%	9/28/12
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-6.83%	0.65%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-2.52%	1.46%
CLASS C RETURN BEFORE TAXES	-1.34%	4.24%	9/28/12
CLASS I RETURN BEFORE TAXES	0.50%	5.27%	9/28/12
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	0.05%	0.06%

■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Subadviser: Credit Suisse Asset Management Limited ("Credit Suisse UK")

Portfolio managers: The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Andrew H. Marshak, a Managing Director of Credit Suisse UK, Thomas J. Flannery, a Managing Director of Credit Suisse, Louis I. Farano, a Managing Director of Credit Suisse, and Wing Chan, a Managing Director of Credit Suisse. Messrs. Popp, Marshak, Flannery and Farano and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1997, 1998, 2006 and 2005, respectively, and portfolio managers of the fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

CREDIT SUISSE MANAGED FUTURES STRATEGY FUND – SUMMARY

INVESTMENT OBJECTIVE

The fund seeks to achieve investment results that correspond generally to the risk and return patterns of managed futures funds.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee[3]	0.95%	0.95%	0.95%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[4]	0.50%	0.50%	0.50%
Total annual fund operating expenses	1.70%	2.45%	1.45%
Less: amount of fee limitations/expense reimbursements[5]	0.15%	0.15%	0.15%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.55%	2.30%	1.30%

  1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  The management fee has been restated to reflect the current fee.

  4  The fund invests in Credit Suisse Cayman Managed Futures Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" include expenses of both the fund and the Subsidiary.

  5  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.55% of the fund's average daily net assets for Class A shares, 2.30% of the fund's average daily net assets for Class C shares and 1.30% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$674	$1,019	$1,386	$2,416
CLASS C (redemption at end of period)	$333	$749	$1,292	$2,775
CLASS C (no redemption)	$233	$749	$1,292	$2,775
CLASS I (with or without redemption)	$132	$444	$778	$1,722

PORTFOLIO TURNOVER

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the fund generally seeks to obtain exposure to both up and down price trends in four broad asset classes – equities, fixed income, commodities and currencies. The fund may take long and/or short positions in these asset classes, and dynamically adjusts its exposure to individual asset classes based on a trend-following approach. The fund may also aim to obtain exposure to other strategies commonly used by managed futures funds.

The fund seeks to achieve its investment objective by investing directly and/or indirectly through the Subsidiary (as described below) in securities and derivative instruments including, but not limited to, equity index futures and options, swaps on equity index futures, equity swaps, interest rate futures and options, fixed income futures and options, swaps on fixed income futures, commodity and commodity index-linked futures and options, swaps on commodity and commodity index-linked futures, currency futures and options, swaps on currency futures, currency forwards and equity-, fixed income-, commodity- and currency-linked structured notes and exchange-traded notes ("ETNs"). There are no geographic limits on the fund's holdings and the fund will have exposure to U.S. and non-U.S. securities and currencies. In addition, the fund may have exposure to issuers of any size or credit quality. The fund also invests a significant portion of its assets in investment grade money market instruments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The fund's money market instrument holdings may serve as collateral for the fund's derivative positions and may also earn income for the fund. The fund's return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

The fund's use of futures, forwards, swaps and certain other financial instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a financial instrument and results in increased volatility, which means that the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use financial instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value ("NAV") to be volatile. A decline in the fund's assets due to losses magnified by the financial instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), when it may not be advantageous to do so.

The fund will enter into short positions, and may use futures and swaps or may sell a security short to do so. For example, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to the asset. At times, the fund may have significant short positions.

The fund intends to make investments through the Credit Suisse Cayman Managed Futures Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"), and may invest up to 25% of its total assets in the Subsidiary. The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in (long and short) commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments may also earn income for the Subsidiary.

The fund is actively managed by Credit Suisse based on Credit Suisse's view of the prevailing trends in the market. The percentage of the fund's portfolio exposed to each asset class and to any particular strategy will vary from time to time.

For defensive purposes, due to abnormal market conditions or economic situations as determined by Credit Suisse, the fund's investment adviser, the fund may invest up to 100% of its assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

The fund is not a complete investment program and should only form a part of a diversified portfolio. Investors in the fund should be willing to assume the risks of potentially significant short-term share price fluctuations.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMMODITY EXPOSURE RISKS

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivatives instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

CREDIT RISK

The issuer of a debt instrument, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer.

CURRENCY RISK

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset. The fund also may use derivatives for leverage. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, currency risk, equity exposure risk, fixed income risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

EQUITY EXPOSURE RISK

The Fund may obtain exposure to equity securities. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future.

EXCHANGE-TRADED NOTES RISK

ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds ("ETFs"). However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security.

FIXED INCOME RISK

The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

FOREIGN SECURITIES RISK

Investing outside the U.S. carries additional risks that include:

■  Currency Risk See "Currency Risk" above.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

FORWARDS RISK

Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the fund faces the risk that its counterparties may not perform their obligations. Forward contracts are not regulated by the Commodity Futures Trading Commission (the "CFTC") and therefore, the fund will not receive any benefit of CFTC regulation when trading forwards.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

LEVERAGING RISK

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The fund is considered a non-diversified investment company under the 1940 Act, and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

OPTIONS RISK

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse's judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK

The fund expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

REPURCHASE AGREEMENTS RISK

Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund's ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. The fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements.

SHORT POSITION RISK

The fund or the Subsidiary may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's or the Subsidiary's assets and presents various risks. If the price of the asset, instrument or market on which the fund or the Subsidiary has taken a short position increases, then the fund or the Subsidiary will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's or the Subsidiary's loss on a short sale could theoretically be unlimited in a case where the fund or the Subsidiary, as the case may be, is unable, for whatever reason, to close out its short position. The fund's risk of loss with respect to short sales may be significant, as the fund may have a substantial amount of short positions in its portfolio.

SPECULATIVE EXPOSURE RISK

Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from swaps and speculative short sales are unlimited.

STRUCTURED NOTE RISK

The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

SUBSIDIARY RISK

By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

SWAP AGREEMENTS RISK

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

TAX RISK

In order to qualify as a RIC under the Code, the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As a result, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, the fund has not received and there can be no assurance that the IRS will grant, such a private letter ruling to the fund. If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

U.S. GOVERNMENT SECURITIES RISK

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	SINCE INCEPTION	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-2.47%	5.76%	9/28/12
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-5.38%	3.99%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-0.97%	3.89%
CLASS C RETURN BEFORE TAXES	1.23%	6.69%	9/28/12
CLASS I RETURN BEFORE TAXES	3.30%	7.78%	9/28/12
CREDIT SUISSE MANAGED FUTURES LIQUID INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	3.56%	7.61%

■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers: The Quantitative Investment Strategies Group (QIS) is responsible for the day-to-day portfolio management of the fund. Yung-Shin Kung, a Director of Credit Suisse, and Sheel Dhande, a Director of Credit Suisse, are the lead portfolio managers of the fund. Mr. Dhande has been a portfolio manager of the fund since inception and Mr. Kung has been portfolio manager of the fund since November 2015.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND – SUMMARY

INVESTMENT OBJECTIVE

The fund seeks to achieve total return consistent with the return and risk patterns of a diversified universe of hedge funds.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A		CLASS C		CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%		NONE		NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]		1.00%[2]		NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE		NONE		NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee[3]	0.95%		0.95%		0.95%
Distribution and service (12b-1) fee	0.25%		1.00%		NONE
Dividends on short sales (dividends paid to lenders on borrowed securities)		0.03%		0.03%		0.03%
All other expenses[4]		0.62%		0.62%		0.62%
Other expenses	0.65%		0.65%		0.65%
Acquired fund fees and expenses	0.02%		0.02%		0.02%
Total annual fund operating expenses[5]	1.87%		2.62%		1.62%
Less: amount of fee limitations/expense reimbursements[6]	0.72%		0.72%		0.72%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.15%		1.90%		0.90%

  1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  The management fee has been restated to reflect the current fee.

  4  The fund may invest in Credit Suisse Cayman Multialternative Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" include expenses of both the fund and the Subsidiary.

  5  The "Total annual fund operating expenses" in the table above do not correlate to the ratio of expenses to average net assets found within the Financial Highlights section of this Prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

  6  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.10% of the fund's average daily net assets for Class A shares, 1.85% of the fund's average daily net assets for Class C shares and 0.85% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$636	$1,016	$1,419	$2,545
CLASS C (redemption at end of period)	$293	$746	$1,326	$2,901
CLASS C (no redemption)	$193	$746	$1,326	$2,901
CLASS I (with or without redemption)	$92	$441	$813	$1,861

PORTFOLIO TURNOVER

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 292% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to approximate the aggregate returns, before fees and expenses, of the universe of hedge funds, as represented by the Credit Suisse Hedge Fund Index (the "CS Hedge Fund Index"), using liquid investments. The CS Hedge Fund Index is a widely recognized asset-weighted benchmark that measures hedge fund performance. The index used as representative of hedge funds may be changed without shareholder approval.

In managing the fund, Credit Suisse, the fund's investment adviser, seeks to estimate the market factors that drive the performance of the universe of hedge funds. The fund seeks to achieve its investment objective by investing its assets in securities and financial instruments that provide exposure to these market factors.

The fund may invest in securities and financial instruments within the U.S. and non-U.S. equity (including emerging markets), U.S. and non-U.S. fixed income (including emerging markets), commodity and currency asset classes. Credit Suisse employs three primary hedge fund strategies in managing the fund: Long/Short Equity, Event Driven and Global Strategies. Long/Short Equity Strategies seek to provide long and short exposure to a diversified portfolio of equities which involves investing in equities (i.e., investing long) that are expected to increase in value and selling equities (i.e., short sales or short selling) that are expected to decrease in value. Long/Short Equity Strategies have the flexibility to shift investment/trading strategies, such as from value to growth, from small to medium to large capitalization stocks, and from net long to net short. Event Driven Strategies typically invest in various asset classes and seek to profit from potential mispricing of securities related to a specific corporate or market event. Such events can include: mergers, bankruptcies, financial or operational stress, restructurings and workouts, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven Strategies include merger arbitrage, in which the fund may buy shares of the "target" company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the fund may seek to hedge the exposure to the acquirer by shorting the stock of the acquiring company. Global Strategies incorporate hedge fund strategies which invest across geographies and asset classes typically in a tactical manner and also incorporate certain arbitrage strategies. Examples of strategies of such types of hedge funds include convertible arbitrage, global macro and managed futures. The investment universe of Global Strategies is broad, often including equity, currency, fixed income and commodity exposures across developed and emerging markets.

The percentage of the fund's portfolio exposed to each asset class and geographic region or to any hedge fund strategy will vary from time to time. The fund will invest in a broad range of instruments, including, but not limited to, equities, American Depository Receipts and Global Depository Receipts, other mutual funds (including other Credit Suisse Funds), exchange-traded funds ("ETFs"), warrants, bonds (both investment grade and below investment grade (commonly referred to as "junk bonds")), exchange-traded notes ("ETNs"), currencies, commodities, futures, options and swaps, either by investing directly in these instruments or, in the case of commodities and certain commodity-linked instruments, indirectly, by investing in the Subsidiary (as described below) that invests in such commodities and commodity-linked instruments. The fund also may invest in cash and cash equivalents. As a result of the fund's use of derivatives, the fund may hold significant amounts of high-quality, short-term securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The fund also may invest in high-yield securities to earn income, as well as to achieve its investment objective.

The fund primarily will gain exposure to commodities and commodity-linked instruments either through investments in another Credit Suisse Fund or investments in the Credit Suisse Cayman Multialternative Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). Generally, the Subsidiary will invest in (long and short) commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments may also earn income for the Subsidiary. The fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the fund with commodity exposure within the limitations of the federal tax requirements that apply to the fund. Investments in other Credit Suisse Funds may provide the fund with exposure to other securities and financial instruments in addition to commodities and commodity-linked instruments.

The fund does not invest in hedge funds.

For defensive purposes, due to abnormal market conditions or economic situations as determined by Credit Suisse, the fund may invest up to 100% of its assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ARBITRAGE OR FUNDAMENTAL RISK

Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the fund as it unwinds failed trades.

BELOW INVESTMENT GRADE SECURITIES RISK

Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

COMMODITY EXPOSURE RISKS

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

CONCENTRATION RISK

If the Index is or becomes concentrated in a particular industry or group of industries, the fund may invest 25% or more of the value of its total assets in that industry or group of industries to the extent that it is necessary to gain exposure to that industry or group of industries for purposes of approximating the aggregate return of the universe of hedge funds, as represented by the Index. Concentration of investments in a particular industry or group of industries could subject the fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

CREDIT RISK

The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

EXCHANGE-TRADED NOTES RISK

ETNs are a type of unsecured, unsubordinated debt security that combines certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and also may be affected by future legislation.

FIXED INCOME RISK

The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

FOREIGN SECURITIES RISK

Investing outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Emerging Markets Risk The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

FORWARDS RISK

Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the fund faces the risk that its counterparties may not perform their obligations. Forward contracts also are not regulated by the Commodity Futures Trading Commission (the "CFTC") and therefore the fund will not receive any benefit of CFTC regulation when trading forwards.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

LEVERAGING RISK

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions – for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

PORTFOLIO TURNOVER RISK

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

RISKS OF INVESTING IN OTHER FUNDS

Other mutual funds and ETFs are subject to investment advisory and other expenses. If a fund invests in other mutual funds or ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the fund's direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF.

Credit Suisse serves as the adviser to other mutual funds in which the fund may invest. It is possible that a conflict of interest among the fund and the other Credit Suisse Funds could affect how Credit Suisse fulfills its fiduciary duties to the fund and the other Credit Suisse Funds.

SMALL- AND MID- CAP STOCK RISK

The fund may invest in small- and mid- cap stocks. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

SPECULATIVE EXPOSURE RISK

Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked swap agreements and from writing uncovered call options are unlimited.

SUBSIDIARY RISK

By investing in the Subsidiary, the fund is exposed indirectly to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

SWAP AGREEMENTS RISK

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

TAX RISK

In order to qualify as RIC under the Code, the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, the fund has not received, and there can be no assurance that the IRS will grant, such a private letter ruling to the fund. If the fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The table also compares the fund's performance to the Credit Suisse Liquid Alternative Beta Index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	SINCE INCEPTION	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-6.27%	0.54%	3/30/12
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-6.34%	-0.12%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-3.52%	0.17%
CLASS C RETURN BEFORE TAXES	-2.82%	1.19%	3/30/12
CLASS I RETURN BEFORE TAXES	-0.84%	2.21%	3/30/12
CREDIT SUISSE HEDGE FUND INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	-0.71%	4.37%
CREDIT SUISSE LIQUID ALTERNATIVE BETA INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	-0.78%	2.92%

■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers: The Quantitative Investment Strategies Group (QIS) is responsible for the day-to-day portfolio management of the fund. Yung-Shin Kung, a Director of Credit Suisse, and Sheel Dhande, a Director of Credit Suisse, are the lead portfolio managers of the fund. Mr. Dhande has been a portfolio manager of the fund since July 2012 and Mr. Kung has been portfolio manager of the fund since November 2015.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

CREDIT SUISSE EMERGING MARKETS EQUITY FUND – SUMMARY

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Class A and C Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.90%	0.90%	0.90%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	1.52%	1.52%	1.52%
Acquired Fund fees and expenses	0.05%	0.05%	0.05%
Total annual fund operating expenses	2.72%	3.47%	2.47%
Less: amount of fee limitations/expense reimbursements[3]	1.17%	1.17%	1.17%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.55%	2.30%	1.30%

  1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.50% of the fund's average daily net assets for Class A shares, 2.25% of the fund's average daily net assets for Class C shares and 1.25% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$674	$1,220	$1,790	$3,335
CLASS C (redemption at end of period)	$333	$957	$1,703	$3,670
CLASS C (no redemption)	$233	$957	$1,703	$3,670
CLASS I (with or without redemption)	$132	$658	$1,210	$2,718

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related instruments of emerging market issuers. Equity instruments include common stock, preferred stock, depositary receipts, participation notes, and exchange-traded funds that invest in equity securities, options, warrants and rights. The fund may invest in companies of any size and, depending on Credit Suisse's view as to how to achieve the fund's objective, a significant portion of the fund's assets may be invested in small or mid-sized companies. Equity-related instruments, which are investments that provide exposure to the performance of equity instruments, may include equity futures, stock index futures, equity swaps, equity index swaps, equity and index options, structured notes, and other derivative instruments where the reference asset is an equity security. The portion of the fund's assets not providing exposure to emerging market equity and equity-related instruments may be used to provide exposure to developed markets (including the United States).

Emerging market issuers are (a) companies (i) organized, domiciled, or with a principal place of business or primary securities trading market in an emerging market country, or (ii) deriving a substantial portion (at least 50%) of their total revenues or profits from emerging market countries, or (b) issuers of instruments that provide exposure to the change in value of, or evidence ownership of underlying securities issued by, a company that meets the definition of an emerging market issuer (as set out in (a) above) (e.g., depositary receipts, exchange-traded funds). An emerging market country is any country whose issuers are included within, or that is identified as an emerging market country by, the Morgan Stanley Capital International (MSCI) Emerging Markets USD Index NR (the "MSCI Index"), the fund's benchmark index.

Credit Suisse typically seeks to diversify the fund's investments among a number of different emerging market countries worldwide but, from time to time, may have significant assets invested in one or a few emerging market countries. The fund's investments may be denominated in currencies of emerging market countries and, while it has the authority to do so, the fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar.

Investment Process. Credit Suisse believes that, in emerging markets, most investment return is derived from company selection, rather than sector or country selection. Credit Suisse actively manages the fund's portfolio pursuant to its proprietary "Industrial Life Cycle" or "ILC" investment process that employs a proprietary investment technique designed to identify companies with the potential to outperform. This investment process is based on the theory that company wealth creation and resulting investment return varies depending upon where a particular company falls in its life cycle or range of maturity. This process involves four primary components: (1) life cycle stage classification, (2) ranking, (3) fundamental analysis, and (4) securities selection. Credit Suisse starts by classifying companies according to life cycle stage (which Credit Suisse identifies as start-up, growth, cash cow, fading winner, restructuring, financials). A proprietary screening process is then used to identify and rank the companies within each life cycle stage in terms of relative attractiveness. The screening is based upon four themes: valuation (companies trading at a discount/premium to their theoretical values), quality (companies with generally high and stable levels of cash flow relative to their invested capital base), earnings momentum (companies with strong short-term earnings performance) and price momentum (companies with strong twelve-month price performance relative to a basket of regional peers). The data inputs used for these themes are derived from a framework developed by HOLT, an independent research division of Credit Suisse that has developed and maintains a global cash flow based methodology for analyzing companies.

Once relative scores or ranks are identified, Credit Suisse performs due diligence on the highest ranked companies within each life cycle stage. A bottom-up, fundamental analysis is conducted to identify companies that are expected to increase in price, while taking into account macroeconomic risks and other risk management considerations. The fund's investment portfolio will generally consist of 80-100 positions selected by Credit Suisse, although the number can vary based on market conditions. The life cycle stage classification and rankings are reviewed weekly and portfolio holdings are rebalanced monthly. Credit Suisse generally holds a position until the investment process described above indicates that the position be reduced or eliminated. Credit Suisse may also reduce or eliminate a position held by the fund for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

Credit Suisse intends to manage the fund in a way that is neutral to the MSCI Index in terms of country weight, sector weight, and life cycle stage weight. As a result, the gross country, sector and life cycle stage weights in the fund's portfolio will generally be within a range of +/- 5% relative to the MSCI Index. The portion of the fund's assets invested in companies in a particular life cycle stage will vary from time to time, based primarily on the representation of companies in each life cycle stage within the MSCI Index. For this reason, the amounts of the fund's assets invested in companies in each life cycle stage will not be equal. The fund does not currently intend to invest in companies in the "start-up" life cycle stage. The investment process used for the fund is subject to change from time to time in the discretion of Credit Suisse.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CURRENCY RISK

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as currency risk, liquidity risk, and market risk. Also, suitable derivative transactions may not be available in all circumstances. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

EMERGING MARKETS RISK

The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging market economies and their markets in the past and have caused instability. High levels of debt tend to make emerging market economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

EQUITY EXPOSURE RISK

Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company's business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

FOREIGN SECURITIES RISK

A fund that invests outside the U.S. carries additional risks that include:

■  Currency Risk See "Currency Risk" above.

■  Emerging Markets Risk See "Emerging Markets Risk" above.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

■  Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

■  Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

LIQUIDITY RISK

Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MANAGER RISK

If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary investment technique used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

OPTIONS RISK

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse's judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PARTICIPATION NOTES RISK

Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

SMALL- AND MID- CAP STOCK RISK

The fund may invest in small- and mid- cap stocks. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	SINCE INCEPTION	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-22.67%	-12.71%	12/26/13
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-22.78%	-13.23%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-12.45%	-9.58%
CLASS C RETURN BEFORE TAXES	-19.82%	-11.03%	12/26/13
CLASS I RETURN BEFORE TAXES	-18.20%	-10.14%	12/26/13
MSCI EMERGING MARKETS USD INDEX NR	-14.92%	-8.28%

■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers: The HOLT Active Equity Group is responsible for the day-to-day portfolio management of the fund. Alfred S. Bryant, a Director of Credit Suisse, is the lead portfolio manager and has served as a portfolio manager of the fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

CREDIT SUISSE VOLARIS US STRATEGIES FUND – SUMMARY

INVESTMENT OBJECTIVE

The fund seeks total return.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.00%	1.00%	1.00%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	1.22%	1.22%	1.22%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total annual fund operating expenses	2.52%	3.27%	2.27%
Less: amount of fee limitations/expense reimbursements[3]	0.92%	0.92%	0.92%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.60%	2.35%	1.35%

  1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.55% of the fund's average daily net assets for Class A shares, 2.30% of the fund's average daily net assets for Class C shares and 1.30% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$679	$1,185	$1,717	$3,165
CLASS C (redemption at end of period)	$338	$921	$1,628	$3,505
CLASS C (no redemption)	$238	$921	$1,628	$3,505
CLASS I (with or without redemption)	$137	$621	$1,131	$2,534

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund seeks to achieve its investment objective by pursuing an actively managed equity strategy, combined with actively managed options strategies. These strategies are intended to provide the fund with a portfolio that will generate attractive long-term total returns, while limiting downside risk and improving returns during periods of significant, extreme downward market movement.

To implement the equity strategy, the fund invests in equity securities, including common stock, preferred stock, depositary receipts, options, futures, rights and warrants, as well as exchange-traded funds ("ETFs") that invest in equity securities. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of U.S. issuers.

Credit Suisse actively manages the equity strategy pursuant to a process that employs a proprietary investment technique designed to identify companies with the potential to outperform. This process involves four primary components: (1) life cycle stage classification, (2) ranking, (3) fundamental analysis, and (4) securities selection. Credit Suisse starts by classifying companies according to life cycle stage (which Credit Suisse identifies as start-up, growth, cash cow, fading winner, restructuring, financials). A proprietary screening process is then used to identify and rank the companies within each life cycle stage in terms of relative attractiveness. The screening is based upon four themes: valuation (companies trading at a discount/premium to their theoretical values), quality (companies with generally high and stable levels of cash flow relative to their invested capital base), earnings momentum (companies with strong short-term earnings performance) and price momentum (companies with strong twelve-month price performance relative to a basket of regional peers). The data inputs used for these themes are derived from a framework developed by HOLT. HOLT is a Credit Suisse research group that has developed and maintains a global cash flow-based methodology for analyzing companies.

Credit Suisse then uses a bottom-up, fundamental analysis of the highlighted companies within each life cycle stage to identify companies that are expected to increase in price, while taking into account macroeconomic risks and other risk management considerations. The portion of the fund's investment portfolio managed pursuant to the equity strategy will generally consist of 50-70 positions selected by Credit Suisse, although the number can vary based on market conditions. The life cycle stage classification and rankings are reviewed weekly and portfolio holdings are rebalanced monthly. Credit Suisse generally holds a position until the investment process described above indicates that the position be reduced or eliminated. Credit Suisse may also reduce or eliminate a position held by the fund for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

The fund's options strategies consist of a return enhancement strategy and a tail risk hedging strategy. To implement the return enhancement strategy, the fund enters into call and put option spread transactions and, to a lesser extent, purchases call and put options. The goal of the return enhancement strategy is to increase the fund's returns by generating option premium income or buying options that increase in value. When Credit Suisse perceives option valuations to be expensive (which tends to occur when investors generally expect high market volatility), it will seek to increase the fund's returns through option premium income from short option spread transactions. In a short call option spread transaction, the fund will purchase call options with a strike price above the current value of the underlying reference asset or index ("out-of-the-money" call options) and sell a maximum of an equal number of out-of-the-money call options with a lower strike price than the call options purchased. In a short put option spread transaction, the fund will sell put options with a strike price below the current value of the underlying reference asset or index ("out-of-the-money" put options) and purchase a minimum of an equal number of out-of-the-money put options with a lower strike price than the put options sold. Using short spreads enables the fund to potentially limit losses on options sold short. When Credit Suisse perceives options valuations to be inexpensive (which tends to occur when investors generally expect low market volatility), it will seek to increase the fund's returns through the purchase of out-of-the-money call and put options. These options transactions are intended to generate gains for the fund, as the options are repriced higher, or, in the case of purchased call options, because the value of the options increase as the market moves higher, or, in the case of purchased put options, because the value of the options increase as the market moves lower. The extent of the fund's implementation of its return enhancement strategy will vary over time based on Credit Suisse's assessment of market conditions, pricing of options, related risks and other factors.

To implement the tail risk hedging strategy, the fund enters into short call and put option spread transactions and purchases deep out-of-the-money call and put options. The goal of the tail risk hedging strategy is to limit the fund's downside risk and improve the fund's returns during periods of significant, extreme downward market movement. These periods are characterized by negative performance of the stock markets that deviates significantly from long-term performance over a short period of time, such as during the 2008 financial crisis. When option valuations are perceived to be expensive by Credit Suisse, the fund enters into short option transactions in which it uses the option premium income generated by the options it writes to purchase at least twice as many deeper out-of-the-money options. When option valuations are perceived to be inexpensive by Credit Suisse, the fund purchases deep out-of-the-money options. The fund's tail risk hedging strategy is implemented on an ongoing basis, regardless of market conditions.

For both the return enhancement strategy and the tail risk hedging strategy, the fund may enter into the options and option spread transactions on U.S. equity indices, as well as non-U.S. equity indices, commodities, currencies and fixed income securities, all of which may have an indirect impact on U.S. equity markets.

The fund's options strategies may reduce the fund's ability to experience gains comparable to those of the broader equity market in a rising market and may cause the fund to experience losses greater than those of the broader equity market in a declining market. The fund's options strategies are not designed to mitigate losses or improve returns in declining markets, except during periods of significant, extreme downward market movement. In certain instances, the fund may use futures instead of options in carrying out its options strategies. Under normal market conditions, the fund typically will limit net exposure of its options and futures positions to not exceed 150% of the value of the fund's portfolio. The fund expects primarily to use listed exchange-traded options and futures contracts. Listed options and futures contracts typically are originated and standardized by securities exchanges and clearinghouses.

Assets of the fund not invested in stocks, ETFs, options and futures will be invested in fixed income securities, including U.S. government securities and U.S. government agency securities or held as cash. The fund does not have a policy with respect to maturity or credit quality of its fixed income securities investments. The primary purpose of the fixed income securities held by the fund will be to serve as margin or collateral for the fund's options and futures positions; however, these securities are also expected to earn income for the fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

The issuer of a debt instrument may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as market risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

EQUITY EXPOSURE RISK

Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company's business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

EXCHANGE-TRADED FUNDS RISK

ETFs are subject to investment advisory and other expenses. If a fund invests in ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by ETFs in addition to the fund's direct fees and expenses. ETFs are subject to specific risks, depending on the nature of the ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF.

EXPOSURE RISK

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options are unlimited.

FIXED INCOME RISK

The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

INTEREST RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value.

LEVERAGING RISK

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

MANAGER RISK

If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the investment techniques used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

OPTIONS RISK

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse's judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

SHORT POSITION RISK

The fund may enter into a short position through an option or futures contract. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the asset, instrument or market on which the fund has taken a short position increases, then the fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position.

STRATEGY RISK

The fund's options strategies can reduce the fund's ability to experience gains comparable to those of the broader equity market in a rising market and can cause the fund to experience losses greater than those of the broader equity market in a declining market. The option and option spread transactions on reference assets and indices other than the S&P 500 Total Return Index (a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market) used for the fund's tail risk hedging strategy may not correlate to the movement of the fund's portfolio holdings. As a result of the potential for such lack of correlation, the fund's tail risk hedging strategy may fail to achieve its goal of limiting the fund's downside risk during periods of significant, extreme equity market movement, causing the fund to be exposed to substantial losses during such periods.

U.S. GOVERNMENT SECURITIES RISK

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	SINCE INCEPTION	INCEPTION DATE
CLASS A RETURN BEFORE TAXES	-11.00%	-2.83%	3/31/14
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS	-11.00%	-4.07%
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-6.23%	-2.40%
CLASS C RETURN BEFORE TAXES	-7.64%	-0.54%	3/31/14
CLASS I RETURN BEFORE TAXES	-5.85%	0.41%	3/31/14
S&P 500 TOTAL RETURN INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)	1.37%	7.33%

■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC

Portfolio managers:

Christian Stauss, the lead US portfolio manager of the Credit Suisse HOLT Active Equity Group, is primarily responsible for the day-to-day portfolio management of the fund's equity strategy and Vivek Kapoor, a member of the Credit Suisse Volaris Investment Team, is primarily responsible for the day-to-day portfolio management of the fund's options strategies. Mr. Stauss is a Managing Director of Credit Suisse, and Mr. Kapoor is a Director of Credit Suisse. Mr. Stauss has served as a portfolio manager of the fund since 2015 and Mr. Kapoor has served as a portfolio manager of the fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

CREDIT SUISSE GLOBAL SUSTAINABLE DIVIDEND
EQUITY FUND — SUMMARY

INVESTMENT OBJECTIVE

The fund seeks current income and capital appreciation.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 135 under the heading "Other Shareholder Information – Class A and C Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.60%	0.60%	0.60%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[3]	1.57%	1.57%	1.57%
Total annual fund operating expenses	2.42%	3.17%	2.17%
Less: amount of fee limitations/expense reimbursements[4]	1.47%	1.47%	1.47%
Total annual fund operating expenses after fee limitations/expense reimbursements	0.95%	1.70%	0.70%

  1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  "Other expenses" have been estimated for the fund's first fiscal year of operations.

  4  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees).The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$617	$1,106	$1,622	$3,030
CLASS C (redemption at end of period)	$273	$840	$1,531	$3,374
CLASS C (no redemption)	$173	$840	$1,531	$3,374
CLASS I (with or without redemption)	$72	$537	$1,029	$2,387

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the fiscal period beginning February 27, 2015 and ended October 31, 2015, the fund's portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity and equity-related instruments. Equity instruments include common stock, preferred stock, depositary receipts, exchange-traded funds that invest in equity securities, options, warrants and rights. Equity-related instruments, which are investments that provide exposure to the performance of equity instruments, may include equity futures, stock index futures, equity swaps, equity index swaps, equity and index options, structured notes, and other derivative instruments where the reference asset is an equity security.

Under normal market conditions, the fund will invest significantly (at least 40% of its net assets, unless market conditions are not deemed favorable by Credit Suisse, in which case the fund would invest at least 30% of its net assets) in the securities of foreign companies. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The fund's investments in the securities of foreign companies may include securities of companies located in developed and emerging market countries.

Credit Suisse will typically seek to diversify the fund's investments among a number of different countries worldwide but, from time to time, may have significant assets invested in one or a few countries. The fund's investments may be denominated in currencies of foreign countries and, while it has the authority to do so, the fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar. The fund may invest in companies of any size.

In addition to the securities described above, the fund may invest in other mutual funds (including other Credit Suisse Funds).

Investment Process. Credit Suisse actively manages the fund's portfolio pursuant to a process that employs a proprietary investment methodology designed to identify the following types of companies: (1) High quality, blue chip companies with sustainable competitive advantages; (2) Cash rich companies with excess cash capital to return to shareholders; (3) Companies with moderate sustainable growth levels; and (4) Companies with attractive valuations.

This investment process is intended to identify equity securities that are believed to be able to pay dividends in a sustainable manner. The data inputs used for the proprietary investment technique that seeks to identify these companies are derived from a framework developed by HOLT, an independent research division of Credit Suisse. Utilizing a value-based, return on capital framework, HOLT provides an objective view of over 20,000 companies in approximately 64 countries using a rigorous methodology that examines accounting information and converts it to a cash-based measure of performance, allowing investors to survey the entire corporate capital structure and identify key drivers of value. The model adjusts for accounting rules across geographic locations, inflation rates and company risk profiles to provide a standardized platform for stock evaluation.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CURRENCY RISK

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as currency risk, liquidity risk, and market risk. Also, suitable derivative transactions may not be available in all circumstances. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the fund. If the new rule goes into effect, it could limit the ability of the fund to invest or remain invested in derivatives.

EQUITY EXPOSURE RISK

Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company's business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

FOREIGN SECURITIES RISK

A fund that invests outside the U.S. carries additional risks that include:

■  Currency Risk See "Currency Risk" above.

■  Emerging Markets Risk The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

■  Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

■  Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

LIQUIDITY RISK

Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MANAGER RISK

If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary investment technique used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

SMALL- AND MID- CAP STOCK RISK

The fund may invest in small- and mid- cap stocks. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

SWAP AGREEMENTS RISK

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

PERFORMANCE

Because the fund has not completed a full calendar year of operations, no performance informance is available as of the date of this Prospectus.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: Adam Steffanus and Michael Valentinas, each a member of the Capital Discipline Group, are jointly and primarily responsible for the day-to-day portfolio management of the fund. Both Mr. Steffanus and Mr. Valentinas are Directors of Credit Suisse and have served as portfolio managers of the fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the "Summary of Other Important Information Regarding Fund Shares" section on page 64 of this Prospectus.

SUMMARY OF OTHER IMPORTANT INFORMATION
REGARDING FUND SHARES

PURCHASE AND SALE OF FUND SHARES

Eligible investors may purchase, redeem or exchange shares of a fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

Each fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

Each fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

Each fund's initial investment minimum for Class I generally is $250,000.

Each fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

TAX INFORMATION

Each fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase a fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

THE FUNDS IN DETAIL

■   GOALS AND STRATEGIES

COMMODITY ACCESS STRATEGY FUND

The fund seeks total return that exceeds the return of its benchmark index, the Credit Suisse Commodity Benchmark Total Return Index (the "Index"). To pursue this goal, the fund invests under normal circumstances in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities, backed by an actively managed portfolio of fixed income securities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The fund does not intend to invest in commodities directly.

The Index, which is calculated and maintained by an affiliate of Credit Suisse, is designed to be an investable, diversified benchmark for commodities as an asset class. The Index is an unmanaged index composed of (i) futures contracts on physical commodities within the following five commodity sectors: energy, industrial metals, precious metals, agriculture and livestock, and (ii) short maturity Treasury bills. The commodities represented in the Index are determined annually based on world production levels and global exchange market liquidity and the portion represented by each commodity sector and commodity within the sector will vary depending on market conditions. The Index is rebalanced monthly, which is intended to provide diversification across commodities and commodity sectors over time, but the Index, and thereby the fund, could have large exposures to a single commodity or a small number of commodities at any particular time. The Index is designed to reflect the performance of a wide and diverse group of liquid physical commodity futures, although commodities and commodity sectors are characterized by volatility and changes in prices, which are sometimes sudden and dramatic. A more detailed description of the Index is available in the fund's Statement of Additional Information ("SAI").

The fund intends to gain exposure to commodities markets by investing primarily in the Credit Suisse Cayman Commodity ACCESS Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"), which in turn invests primarily in commodity-linked derivative instruments, including commodity-linked swap agreements, options, futures and options on futures. The fund may also gain exposure to commodities markets by investing directly in commodity-linked structured notes and other commodity-linked derivative instruments. The derivative instruments in which the fund and the Subsidiary invest are instruments linked to the Index, other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different commodities, roll dates, reset dates or contract months than those specified by the Index. As a result, the commodity-linked derivatives component of the fund's portfolio may deviate from the returns of the Index. The fund is actively managed and is not an index fund and its performance will vary from the Index, perhaps materially. The fund or the Subsidiary will over-weight or under-weight its exposure to a particular commodity, or a subset of commodities, to a significant extent, such that the fund has greater or lesser exposure to a subset of commodities than is represented by the Index. The portion of the fund's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial.

The Subsidiary may use derivatives to obtain significant amounts of long or short exposure in an attempt to increase the Subsidiary's income or gain, to hedge various investments or for risk management. The long and short positions held by the Subsidiary will vary in size as market opportunities change. The notional value of the fund's commodity-related long positions and their equivalents are currently expected to range between 80% and 150% of the value of the fund's net assets. The notional value of the fund's commodity-related short positions and their equivalents are currently expected to range between 0% and 50% of the value of the fund's net assets. In rising markets, the fund expects that the value of the long positions will tend to appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will tend to appreciate more rapidly than the long positions.

The fund may invest up to 25% of its total assets in the Subsidiary. The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The Subsidiary is managed by Credit Suisse. With respect to its investments, the Subsidiary generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund; however, the

Subsidiary (unlike the fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the fund due to federal tax requirements, as discussed above. The fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary's investments in certain instruments that may involve leverage, the Subsidiary will comply with 1940 Act asset segregation or "earmarking" requirements to the same extent as the fund.

The annualized volatility level of the Index has historically ranged between 15% and 35%. The fund's annualized volatility level could be higher or lower depending on market conditions and the fund's investments. Volatility is a measure of the change in price of an asset over time and a higher volatility level means that an asset's value will increase or decrease by larger amounts over a time period than an asset with a lower volatility level.

Credit Suisse manages the commodity-related portion of the fund's portfolio, including the portion invested through the Subsidiary, pursuant to a process that employs a proprietary quantitative model and qualitative investment techniques. Through this process, Credit Suisse will over-weight or under-weight, versus the Index, the fund's and/or the Subsidiary's exposure to the components of the Index. Credit Suisse's process is designed to provide insight into forecasting component returns, managing portfolio risk and executing trades efficiently. Credit Suisse's process has five primary components:

Alpha Model encapsulates Credit Suisse's view of long-term predictable sources of return variation for components of the commodities markets.

Risk Model forecasts volatility and correlated or uncorrelated movements among portfolio assets. Total portfolio exposure to a commodity or commodity sector may vary as a function of the forecasted risk and correlations of the underlying assets as well as the fund's volatility target.

Transaction Cost Model seeks to forecast the transaction costs associated with a change in the underlying holdings from one commodity to another and/or from those with an earlier roll date or maturity date. It is possible that the actual transaction costs realized in the day-to-day management of the fund may be higher or lower than the transaction costs forecasted by the model, which may adversely affect performance.

Optimizer uses the results of the Alpha Model, the Risk Model and the Transaction Cost Model to determine a portfolio believed to have a favorable risk-adjusted expected return.

Qualitative Analysis is used to evaluate current market conditions in relation to historical events on which the quantitative analysis is based. Credit Suisse may adjust the portfolio to take into account current market conditions in an attempt to further manage portfolio risk. There is no guarantee that Qualitative Analysis will lower portfolio risk and it may increase it.

FIXED INCOME STRATEGY

Assets of the fund not invested in commodity-linked structured notes, other commodity-linked derivative instruments or the Subsidiary will be invested in fixed income instruments. The fixed income instruments in which the fund may invest include, but are not limited to, U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The fund's fixed income instrument holdings serve as collateral for the fund's derivative positions and also earn income for the fund.

Credit Suisse manages the fixed income investments portion of the fund's portfolio by taking into account differences in yields among securities of different maturities, market sectors and issuers. Under normal market conditions, at least 90% of the fund's fixed income instruments (excluding structured notes) will be investment grade. In determining the credit quality of a security, Credit Suisse will use the highest rating assigned to it. The average portfolio duration of the fixed income portion of the fund will vary based on Credit Suisse's forecast for interest rates, and under normal market conditions is not expected to exceed one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in one or more of the five commodity sectors represented in the Index. In addition, the fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case, the fund's share value will fluctuate in response to events affecting issues in those sectors.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

COMMODITY RETURN STRATEGY FUND

The fund seeks total return. To pursue this goal, it invests in a combination of commodity-linked derivative instruments and fixed income securities.

The fund invests in commodity-linked derivative instruments, such as commodity-linked notes, that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. The fund intends to gain exposure to commodities markets by investing in the Subsidiary, which in turn invests in commodity-linked swap agreements and other commodity-linked derivative instruments, and by investing directly in commodity-linked structured notes. These investments will be linked to the BCOM Index, other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The principal value of commodity-linked investments held by the fund is expected to equal between 0% and 50% of the fund's net assets at the time of investment. The percentage may be higher or lower as the value of the BCOM Index changes. The remainder of the fund's assets (other than amounts invested in commodity-linked investments) is expected to consist predominantly of fixed income instruments.

The fund may invest up to 25% of its total assets in the Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by Credit Suisse. The Subsidiary (unlike the fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund.

The BCOM Index is a broadly diversified futures index currently composed of futures contracts on 22 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, five energy commodities, two precious metals commodities, four industrial metals commodities, two livestock commodities, and nine agricultural commodities are represented in the index. The BCOM Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2%, as liquidity allows, or more than 15% of the index, and each related group of commodities (e.g., energy, precious metals, industrial metals, livestock or agriculture) represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the index at the beginning of the year and different sectors may represent different proportions of the index. (A more detailed description of the BCOM Index is found in the SAI.) The fund does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.

The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, while the primary driver of the fund's returns is expected to be the change in value of the BCOM Index, the fund is not an index fund and may be exposed to particular commodities or subset of commodities to a greater or lesser extent than reflected in the BCOM Index. However, the fund is designed to generally achieve positive performance relative to that of the BCOM Index, although there can be no guarantee that this positive performance will be achieved.

The fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in one or more of the three commodity sectors (currently, the energy, metal, and agricultural sectors) of the BCOM Index. In addition, the fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the fund's share values will fluctuate in response to events affecting issues in those sectors.

Under normal market conditions:

■  at least 90% of the fund's fixed income securities (excluding structured notes) will be investment grade

■  the fund will maintain an average duration of the fixed income portion of the portfolio (excluding structured notes) of one year or less

In determining the credit quality of a security, Credit Suisse will use the highest rating assigned to it. While structured notes are not typically rated, the fund does not intend to enter into structured notes with issuers that do not have debt ratings of investment grade.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PRINCIPAL PORTFOLIO INVESTMENTS

The fund intends to gain exposure to commodity markets primarily by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the fund may enter into these commodity-linked derivative instruments directly, the fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives position.

The derivative instruments in which the fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The fund's or the Subsidiary's investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the fund's portfolio may deviate from the returns of any particular commodity index. The fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the fund has greater or lesser exposure to that index than the value of the fund's net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the fund's net assets. The portion of the fund's or Subsidiary's assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

The Subsidiary is managed by Credit Suisse. With respect to its investments, the Subsidiary generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund; however, the Subsidiary (unlike the fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the fund due to federal tax requirements, as discussed above. The fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary's investments in certain instruments that may involve leverage, the Subsidiary will comply with 1940 Act asset segregation or "earmarking" requirements to the same extent as the fund.

The structured notes in which the fund may invest may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The fixed income securities the fund may invest in include:

■  corporate bonds, debentures and notes

■  government and agency securities

■  mortgage-backed and other asset-backed securities

■  structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations

■  bank certificates of deposit, fixed time deposits and bankers' acceptances

■  commercial paper

OTHER PORTFOLIO INVESTMENTS

In addition to investing in the Subsidiary and commodity-linked instruments, the fund may engage in other investment practices that include the use of options, futures and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including, in addition to structured notes, swaps, equity and debt securities, securities indexes and futures.

The fund also may invest in common and preferred stock as well as convertible securities of issuers in commodity-related industries. To a limited extent, the fund may also engage in other investment practices.

The fund may, from time to time, place some or all of its assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

FLOATING RATE HIGH INCOME FUND

The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's and BB or lower by S&P), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly considered the equivalent of "junk bonds". The high yield, fixed income securities in which the fund will invest for purposes of this 80% policy will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund may invest in other mutual funds (including other Credit Suisse Funds). The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

The fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

In choosing investments, the portfolio managers:

■  continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

■  analyze business conditions affecting investments, including

■  changes in economic activity and interest rates

■  availability of new investment opportunities

■  economic outlook for specific industries

■  seek to moderate risk by investing among a variety of industry sectors and issuers

The portfolio managers may sell investments for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policies may be changed by the Board of Trustees on 60 days' notice to shareholders.

PRINCIPAL PORTFOLIO INVESTMENTS

The instruments in which the fund invests are:

■  floating rate loans and notes

■  high yield corporate bonds and notes

■  convertible bonds and preferred stocks

■  equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

The fund may invest:

■  without limit in floating rate debt securities, including their unrated equivalents

■  up to 30% of assets in securities of non-U.S. issuers

To a limited extent the fund may also engage in other investment practices.

STRATEGIC INCOME FUND

The fund pursues its investment objective of total return by investing in a broad range of debt instruments. "Strategic" in the fund's name means that the fund seeks both current income and capital appreciation as elements of total return. The debt instruments in which the fund may invest include:

■  bonds and other debt instruments issued by domestic and foreign companies of any size (including below investment grade debt securities (commonly known as "junk bonds"));

■  senior secured floating rate loans ("Senior Loans");

■  mortgage-backed securities, asset-backed securities and collateralized loan obligations (CLOs);

■  convertible debt securities;

■  obligations issued by foreign governments (including emerging market countries); and

■  obligations issued by the U.S. government and its agencies or instrumentalities (such as U.S. Treasury securities or Treasury inflation protected securities).

In seeking to achieve its investment objective, the fund adjusts its portfolio's exposure amongst the various types of debt instruments based on market conditions and outlook. At any given time, the fund may have a substantial weighting in any one asset class. Accordingly, the fund will, at times, be invested in debt instruments of various credit qualities and maturities, while at other times, the fund may emphasize one particular credit quality or maturity.

Credit Suisse, the fund's investment adviser, and Credit Suisse UK, the fund's sub-adviser (together, the "Adviser") emphasize bottom-up fundamental credit analysis and top-down macroeconomic analysis, combined with a focused relative value approach, and are not constrained by any particular duration or credit quality targets. The fund's allocation among various debt instruments will be made on the basis of the portfolio managers' assessment of opportunities for total return relative to the risk of each type of investment. The fund may also take temporary defensive positions in cash and short-term bonds from time to time.

The fund may invest significantly in below investment grade debt securities and is authorized to invest without limit in these securities. Below investment grade debt securities are rated in the lower rating categories of the established rating services (Ba or lower by Moody's and BB or lower by S&P), or, if unrated, are deemed by the Adviser to be of comparable quality. The fund may invest in securities rated C or lower and which have limited capacity to pay principal and interest on their obligations. The fund is not required to dispose of debt instruments that are downgraded or go into default.

The fund may invest in non-U.S. dollar denominated debt instruments and debt instruments of emerging market issuers and is authorized to invest without limit in these instruments. The fund may utilize foreign currency transactions, including currency options and forward foreign currency contracts, to hedge non-U.S. dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, but it is not required to do so.

The fund may also invest in other derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative. The fund typically uses derivatives as a substitute for taking a position in the underlying asset, instrument or index and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The fund's derivative investments may include equity puts, credit default swaps, interest rate swaps, total return swaps, and futures contracts on securities and indexes.

The fund may take short positions in securities or indices and generally will do so by using swaps or futures or by selling a security short. For example, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to that asset. The fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

To a limited extent the fund may also engage in other investment practices, including, but not limited to purchasing both dividend and non-dividend paying equity securities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

MANAGED FUTURES STRATEGY FUND

In seeking to achieve its investment objective, the fund generally seeks to obtain exposure to both up and down price trends in four broad asset classes – equities, fixed income, commodities and currencies. The fund may take long and/or short positions in these asset classes, and dynamically adjusts its exposure to individual asset classes based on a trend-following approach. The fund may also aim to obtain exposure to other strategies commonly used by managed futures funds.

The fund seeks to achieve its investment objective by investing directly and/or indirectly through the Subsidiary (as described below) in securities and derivative instruments including, but not limited to, equity index futures and options, swaps on equity index futures, equity swaps, interest rate futures and options, fixed income futures and options, swaps on fixed income futures, commodity and commodity index-linked futures and options, swaps on commodity and commodity index-linked futures, currency futures and options, swaps on currency futures, currency forwards and equity-, fixed income-, commodity- and currency-linked structured notes and exchange-traded notes ("ETNs"). There are no geographic limits on the fund's holdings and the fund will have exposure to U.S. and non-U.S. securities and currencies. In addition, the fund may have exposure to issuers of any size or credit quality. The fund also invests a significant portion of its assets in investment grade money market instruments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The fund's money market instrument holdings may serve as collateral for the fund's derivative positions and may also earn income for the fund. The fund's return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

Futures, forwards and swaps are contractual agreements that involve the right to receive, or obligation to deliver, assets or money depending on the performance of one or more underlying assets or currencies, or a market or economic index. The fund's use of futures, forwards, swaps and certain other financial instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a financial instrument and results in increased volatility, which means that the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use financial instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's NAV to be volatile. A decline in the fund's assets due to losses magnified by the financial instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements under the 1940 Act, when it may not be advantageous to do so.

As a result of the fund's strategy, the fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the fund's ability to use leverage; however, the fund is not subject to any additional limitations on its exposures. For example, the fund could hold instruments that provide long or short exposure equal to three or more times the value of the fund's net assets, and could maintain net short exposure equal to three or more times the value of the fund's net assets. Generally, however,

Credit Suisse expects not to have net long exposure exceeding 300% of the value of the fund's net assets or net short exposure exceeding 150% of the value of the fund's net assets.

The fund will enter into short positions, and may use futures and swaps or may sell a security short to do so. For example, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to the asset. At times, the fund may have significant short positions.

The fund intends to make investments through the Credit Suisse Cayman Managed Futures Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"), and may invest up to 25% of its total assets in the Subsidiary. The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in (long and short) commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments may also earn income for the Subsidiary.

The Subsidiary is managed by Credit Suisse. With respect to its investments, the Subsidiary generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund; however, the Subsidiary (unlike the fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the fund due to federal tax requirements, as discussed above. The fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary's investments in certain instruments that may involve leverage, the Subsidiary will comply with 1940 Act asset segregation or "earmarking" requirements to the same extent as the fund.

The fund is actively managed by Credit Suisse based on Credit Suisse's view of the prevailing trends in the market. The percentage of the fund's portfolio exposed to each asset class and to any particular strategy will vary from time to time.

For defensive purposes, due to abnormal market conditions or economic situations as determined by Credit Suisse, the fund's investment adviser, the fund may invest up to 100% of its assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

MULTIALTERNATIVE STRATEGY FUND

The fund seeks to approximate the aggregate returns, before fees and expenses, of the universe of hedge funds, as represented by the CS Hedge Fund Index (the "Index"), using liquid investments. The Index is a widely recognized asset-weighted benchmark that measures hedge fund performance. Additional information regarding the Index is included in the SAI. The index used as representative of hedge funds may be changed without shareholder approval.

In managing the fund, Credit Suisse, the fund's investment adviser, seeks to estimate the market factors that drive the performance of the universe of hedge funds. The fund seeks to achieve its investment objective by investing its assets in securities and financial instruments that provide exposure to these market factors.

The fund may invest in securities and financial instruments within the U.S. and non-U.S. equity (including emerging markets), U.S. and non-U.S. fixed income (including emerging markets), commodity and currency asset classes. Credit Suisse employs three primary hedge fund strategies in managing the fund: Long/Short Equity, Event Driven and Global Strategies. Long/Short Equity Strategies seek to provide long and short exposure to a diversified portfolio of equities which involves investing in equities (i.e., investing long) that are expected to increase in value and selling equities (i.e., short sales or short selling) that are expected to decrease in value. Long/Short Equity Strategies have the flexibility to shift investment/trading strategies, such as from value to growth, from small to medium to large capitalization stocks, and from net long to net short. Event Driven Strategies typically invest in various asset classes and seek to profit from potential mispricing of securities related to a specific corporate or market event. Such events can include: mergers, bankruptcies, financial or operational stress, restructurings and workouts, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of corporate events. Event Driven Strategies include merger arbitrage, in which the fund may buy shares of the "target" company in a proposed merger or other reorganization between two companies. If the consideration in the transaction consists of stock of the acquirer, the fund may seek to hedge the exposure to the acquirer by shorting the stock of the acquiring company. Global Strategies incorporate hedge fund strategies which invest across geographies and asset classes typically in a tactical manner and also incorporate certain arbitrage strategies. Examples of strategies of such types of hedge funds include convertible arbitrage, global macro and managed futures. The investment universe of Global Strategies is broad, often including equity, currency, fixed income and commodity exposures across developed and emerging markets.

The percentage of the fund's portfolio exposed to each asset class and geographic region or to any hedge fund strategy will vary from time to time. The fund will invest in a broad range of instruments, including, but not limited to, equities, American Depository Receipts and Global Depository Receipts, other mutual funds (including other Credit Suisse Funds), ETFs, warrants, bonds (both investment grade and below investment grade (commonly referred to as "junk bonds")), ETNs, currencies, commodities, futures, options and swaps, either by investing directly in these instruments or, in the case of commodities and certain commodity-linked instruments, indirectly, by investing in the Subsidiary that invests in such commodity-linked instruments. The fund also may invest in cash and cash equivalents. As a result of the fund's use of derivatives, the fund may hold significant amounts of high-quality securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The fund also may invest in high-yield securities to earn income, as well as to achieve its investment objective. For defensive purposes, due to abnormal market conditions or economic situations as determined by Credit Suisse, the fund may invest up to 100% of its assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal. The fund also may engage in other investment practices in seeking to achieve its investment objective.

The fund primarily will gain exposure to commodities and certain commodity-linked instruments either through investments in another Credit Suisse Fund or investments in the Credit Suisse Cayman Multialternative Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). Generally, the Subsidiary will invest in (long and short) commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments may also earn income for the Subsidiary.

The Subsidiary is managed by Credit Suisse. With respect to its investments, the Subsidiary generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the fund; however, the Subsidiary (unlike the fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the fund due to federal tax requirements relating to qualifying income, as discussed above. The fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the fund.

The fund does not invest in hedge funds.

It is expected that the performance of the fund will deviate from the performance of the Index. This deviation may result from, among other things, expenses incurred by the fund that are not reflected in the performance of the Index and differences between the performance of the fund's investments and the performance of the Index constituents. Accordingly, the return of the fund will vary from and may be significantly lower than the return of the Index.

For defensive purposes, due to abnormal market conditions or economic situations as determined by Credit Suisse, the fund may invest up to 100% of its assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

EMERGING MARKETS EQUITY FUND

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related instruments of emerging market issuers. Equity instruments include common stock, preferred stock, depositary receipts, and exchange-traded funds that invest in equity securities, options, warrants and rights. The fund may invest in companies of any size and, depending on Credit Suisse's view as to how to achieve the fund's objective, a significant portion of the fund's assets may be invested in small or mid-sized companies. Equity-related instruments, which are investments that provide exposure to the performance of equity instruments, may include equity futures, stock index futures, equity swaps, equity index swaps, equity and index options, structured notes, and other derivative instruments where the reference asset is an equity security. The portion of the fund's assets not providing exposure to emerging market equity and equity-related instruments may be used to provide exposure to developed markets (including the United States).

Emerging market issuers are (a) companies (i) organized, domiciled, or with a principal place of business or primary securities trading market in an emerging market country, or (ii) deriving a substantial portion (at least 50%) of their total revenues or profits from emerging market countries, or (b) issuers of instruments that provide exposure to the change in value of, or evidence ownership of underlying securities issued by, a company that meets the definition of an emerging market issuer (as set out in (a) above) (e.g., depositary receipts, exchange-traded funds). An emerging market country is any country whose issuers are included within, or that is identified as an emerging market country by, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the "MSCI Index"), the fund's benchmark index.

Credit Suisse typically seeks to diversify the fund's investments among a number of different emerging market countries worldwide but, from time to time, may have significant assets invested in one or a few emerging market countries. The fund's investments may be denominated in currencies of emerging market countries and, while it has the authority to do so, the fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar.

In addition to the securities described above, the fund may invest in other mutual funds (including other Credit Suisse Funds). The fund may also take temporary or defensive positions in cash, cash equivalents or other short-term securities (including U.S. Treasuries, shares of money market funds and repurchase agreements) for cash management, liquidity, risk management, and other purposes.

Investment Process. Credit Suisse believes that, in emerging markets, most investment return is derived from company selection, rather than sector or country selection. Credit Suisse actively manages the fund's portfolio pursuant to its proprietary "Industrial Life Cycle" or "ILC" investment process that employs a proprietary investment technique designed to identify companies with the potential to outperform. This investment process is based on the theory that company wealth creation and resulting investment return varies depending upon where a particular company falls in its life cycle or range of maturity. This process involves four primary components: (1) life cycle stage classification, (2) ranking, (3) fundamental analysis, and (4) securities selection. Credit Suisse starts by classifying companies according to life cycle stage (which Credit Suisse identifies as start-up, growth, cash cow, fading winner, restructuring, financials). A proprietary screening process is then used to identify and rank the companies within each life cycle stage in terms of relative attractiveness. The screening is based upon four themes: valuation (companies trading at a discount/premium to their theoretical values), quality (companies with generally high and stable levels of cash flow relative to their invested capital base), earnings momentum (companies with strong short-term earnings performance) and price momentum (companies with strong twelve-month price performance relative to a basket of regional peers). The data inputs used for these themes are derived from a framework developed by HOLT, an independent research division of Credit Suisse that has developed and maintains a global cash flow-based methodology that is used for analyzing over 20,000 companies in approximately 64 countries. The HOLT methodology is used to convert accounting data into a standardized set of economic cash flows as a function of a company's asset and liability base. The accounting data makes adjustments for different accounting rules across geographic locations, rates of inflation and company risk profiles.

Once relative scores or ranks are identified, Credit Suisse performs due diligence on the highest ranked companies within each life cycle stage. A bottom-up, fundamental analysis is conducted to identify companies that are expected to increase in price, while taking into account macroeconomic risks and other risk management considerations. The fund's investment portfolio will generally consist of 80-100 positions selected by Credit Suisse, although the number can vary based on market conditions. The life cycle stage classification and rankings are reviewed weekly and portfolio holdings are rebalanced monthly. Credit Suisse generally holds a position until the investment process described above indicates that the position be reduced or eliminated. Credit Suisse may also reduce or eliminate a position held by the fund for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

Credit Suisse intends to manage the fund in a way that is neutral to the MSCI Index in terms of country weight, sector weight, and life cycle stage weight. As a result, the gross country, sector and life cycle stage weights in the fund's portfolio will generally be within a range of +/- 5% relative to the MSCI Index. The portion of the fund's assets invested in companies in a particular life cycle stage will vary from time to time, based primarily on the representation of companies in each life cycle stage within the MSCI Index. For this reason, the amounts of the fund's assets invested in companies in each life cycle stage will not be equal. The fund does not currently intend to invest in companies in the "start-up" life cycle stage. The investment process used for the fund is subject to change from time to time in the discretion of Credit Suisse.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

VOLARIS US STRATEGIES FUND

The fund seeks total return.

The fund seeks to achieve its investment objective by pursuing an actively managed equity strategy, combined with actively managed options strategies. These strategies are intended to provide the fund with a portfolio that will generate attractive long-term total returns, while limiting downside risk and improving returns during periods of significant, extreme downward market movement.

To implement the equity strategy, the fund invests in equity securities, including common stock, preferred stock, depositary receipts, options, futures, rights and warrants, as well as exchange-traded funds ("ETFs") that invest in equity securities. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of U.S. issuers.

Credit Suisse actively manages the equity strategy pursuant to a process that employs a proprietary investment technique designed to identify companies with the potential to outperform. This process involves four primary components: (1) life cycle stage classification, (2) ranking, (3) fundamental analysis, and (4) securities selection. Credit Suisse starts by classifying companies according to life cycle stage (which Credit Suisse identifies as start-up, growth, cash cow, fading winner, restructuring, financials). A proprietary screening process is then used to identify and rank the companies within each life cycle stage in terms of relative attractiveness. The screening is based upon four themes: valuation (companies trading at a discount/premium to their theoretical values), quality (companies with generally high and stable levels of cash flow relative to their invested capital base), earnings momentum (companies with strong short-term earnings performance) and price momentum (companies with strong twelve-month price performance relative to a basket of regional peers). The data inputs used for these themes are derived from a framework developed by HOLT. HOLT is a Credit Suisse research group that has developed and maintains a global cash flow-based methodology for analyzing companies.

Credit Suisse then uses a bottom-up, fundamental analysis of the highlighted companies within each life cycle stage to identify companies that are expected to increase in price, while taking into account macroeconomic risks and other risk management considerations. The portion of the fund's investment portfolio managed pursuant to the equity strategy will generally consist of 50-70 positions selected by Credit Suisse, although the number can vary based on market conditions. The life cycle stage classification and rankings are reviewed weekly and portfolio holdings are rebalanced monthly. Credit Suisse generally holds a position until the investment process described above indicates that the position be reduced or eliminated. Credit Suisse may also reduce or eliminate a position held by the fund for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

The fund's options strategies consist of a return enhancement strategy and a tail risk hedging strategy. To implement the return enhancement strategy, the fund enters into call and put option spread transactions and, to a lesser extent, purchases call and put options. The goal of the return enhancement strategy is to increase the fund's returns by generating option premium income or buying options that increase in value. When Credit Suisse perceives option valuations to be expensive (which tends to occur when investors generally expect high market volatility), it will seek to increase the fund's returns through option premium income from short option spread transactions. In a short call option spread transaction, the fund will purchase call options with a strike price above the current value of the underlying reference asset or index ("out-of-the-money" call options) and sell a maximum of an equal number of out-of-the-money call options with a lower strike price than the call options purchased. In a short put option spread transaction, the fund will sell put options with a strike price below the current value of the underlying reference asset or index ("out-of-the-money" put options) and purchase a minimum of an equal number of out-of-the-money put options with a lower strike price than the put options sold. Using short spreads enables the fund to potentially limit losses on options sold short.

When Credit Suisse perceives options valuations to be inexpensive (which tends to occur when investors generally expect low market volatility), it will seek to increase the fund's returns through the purchase of out-of-the-money call and put options. These options transactions are intended to generate gains for the fund, as the options are repriced higher, or, in the case of purchased call options, because the value of the options increase as the market moves higher, or, in the case of purchased put options, because the value of the options increase as the market moves lower. The extent of the fund's implementation of its return enhancement strategy will vary over time based on Credit Suisse's assessment of market conditions, pricing of options, related risks and other factors.

To implement the tail risk hedging strategy, the fund enters into short call and put option spread transactions and purchases deep out-of-the-money call and put options. The goal of the tail risk hedging strategy is to limit the fund's downside risk and improve the fund's returns during periods of significant, extreme downward market movement. These periods are characterized by negative performance of the stock markets that deviates significantly from long-term performance over a short period of time, such as during the 2008 financial crisis. When option valuations are perceived to be expensive by Credit Suisse, the fund enters into short option transactions in which it uses the option premium income generated by the options it writes to purchase at least twice as many deeper out-of-the-money options. When option valuations are perceived to be inexpensive by Credit Suisse, the fund purchases deep out-of-the-money options. The fund's tail risk hedging strategy is implemented on an ongoing basis, regardless of market conditions.

For both the return enhancement strategy and the tail risk hedging strategy, the fund may enter into the options and option spread transactions on U.S. equity indices, as well as non-U.S. equity indices, commodities, currencies and fixed income securities, all of which may have an indirect impact on U.S. equity markets.

The fund's options strategies may reduce the fund's ability to experience gains comparable to those of the broader equity market in a rising market and may cause the fund to experience losses greater than those of the broader equity market in a declining market. The fund's options strategies are not designed to mitigate losses or improve returns in declining markets, except during periods of significant, extreme downward market movement. In certain instances, the fund may use futures instead of options in carrying out its options strategies. Under normal market conditions, the fund typically will limit net exposure of its options and futures positions to not exceed 150% of the value of the fund's portfolio. The fund expects primarily to use listed exchange-traded options and futures contracts. Listed options and futures contracts typically are originated and standardized by securities exchanges and clearinghouses.

Assets of the fund not invested in stocks, ETFs, options and futures will be invested in fixed income securities, including U.S. government securities and U.S. government agency securities or held as cash. The fund does not have a policy with respect to maturity or credit quality of its fixed income securities investments. The primary purpose of the fixed income securities held by the fund will be to serve as collateral for the fund's options and futures positions; however, these securities are also expected to earn income for the fund.

For defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse, the fund may invest up to 100% of its assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policies may be changed by the Board of Trustees on 60 days' notice to shareholders.

GLOBAL SUSTAINABLE DIVIDEND FUND

The fund seeks current income and capital appreciation.

Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity and equity-related instruments. Equity instruments include common stock, preferred stock, depositary receipts, exchange-traded funds that invest in equity securities, options, warrants and rights. Equity-related instruments, which are investments that provide exposure to the performance of equity instruments, may include equity futures, stock index futures, equity swaps, equity index swaps, equity and index options, structured notes, and other derivative instruments where the reference asset is an equity security.

Under normal market conditions, the fund will invest significantly (at least 40% of its net assets, unless market conditions are not deemed favorable by Credit Suisse, in which case the fund would invest at least 30% of its net assets) in the securities of foreign companies. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The fund's investments in the securities of foreign companies may include securities of companies located in developed and emerging market countries.

Credit Suisse will typically seek to diversify the fund's investments among a number of different countries worldwide but, from time to time, may have significant assets invested in one or a few countries. The fund's investments may be denominated in currencies of foreign countries and, while it has the authority to do so, the fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar. The fund may invest in companies of any size.

In addition to the securities described above, the fund may invest in other mutual funds (including other Credit Suisse Funds). The fund may also take temporary or defensive positions in cash, cash equivalents or other short-term securities (including U.S. Treasuries, shares of money market funds and repurchase agreements) for cash management, liquidity, risk management, and other purposes.

Investment Process. Credit Suisse actively manages the fund's portfolio pursuant to a process that employs a proprietary investment methodology designed to identify the following types of companies:

■  high quality, blue chip companies with sustainable competitive advantages

■  These companies generally have high and increasing economic returns on capital and low volatility of economic returns over multi-year periods.

■  cash rich companies with excess cash capital to return to shareholders

■  These companies often exhibit high to moderate economic returns, high to moderate free cash flows and high to moderate fixed charge coverage levels.

■  companies with moderate sustainable growth levels

■  These companies have available cash flows for reinvestment consistent with both the level of a particular year's economic returns and a continuation of existing capital structure and existing dividend payout policy. Companies with moderate sustainable growth levels often grow at [GDP+] levels, have moderate to high dividend growth and low to moderate dividend payout ratios.

■  companies with attractive valuations

■  These companies have potential capital appreciation at or better than peer median levels, low valuation multiples relative to peers and dividend yields above market but not at distressed levels.

This investment process is intended to identify equity securities that are believed to be able to pay dividends in a sustainable manner. The data inputs used for the proprietary investment technique that seeks to identify these companies are derived from a framework developed by HOLT, an independent research division of Credit Suisse. Utilizing a value-based, return on capital framework, HOLT provides an objective view of over 20,000 companies in approximately 64 countries using a rigorous methodology that examines accounting information and converts it to a cash-based measure of performance, allowing investors to survey the entire corporate capital structure and identify key drivers of value. The model adjusts for accounting rules across geographic locations, inflation rates and company risk profiles to provide a standardized platform for stock evaluation.

Once an initial universe of companies is identified, the companies are ranked by using the HOLT framework and traditional metrics in order to measure a number of factors such as quality, competitive advantage, cash flow, dividend yield, dividend growth and valuation. Credit Suisse then uses a bottom-up, fundamental analysis of the higher ranked companies to identify companies with a track record of cash flow generation and the ability to sustain payment of dividends. The fund's investment portfolio will generally consist of 30-35 positions selected by Credit Suisse, although the number can vary based on market conditions. The rankings are reviewed monthly and portfolio holdings are generally rebalanced quarterly. Credit Suisse generally holds a position until the investment process described above indicates that the position be reduced or eliminated because the company no longer meets the criteria for portfolio inclusion. Credit Suisse may also reduce or eliminate a position held by the fund for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

The investment process used for the fund is subject to change from time to time in the discretion of Credit Suisse.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

■   RISK FACTORS

The funds may use certain investment practices that have higher risks associated with them. However, the funds have limitations and policies designed to reduce many of the risks. The principal risks of each fund are identified in the Summary sections and are described in this section. The table below indicates the principal risks and non-principal risks applicable to each fund.

X Principal Risk * Non-Principal Risk	Credit Suisse Commodity ACCESS Strategy Fund	Credit Suisse Commodity Return Strategy Fund	Credit Suisse Floating Rate High Income Fund	Credit Suisse Strategic Income Fund	Credit Suisse Managed Futures Strategy Fund	Credit Suisse Multialternative Strategy Fund	Credit Suisse Emerging Markets Equity Fund	Credit Suisse Volaris US Strategies Fund	Credit Suisse Global Sustainable Dividend EquIty Fund
Arbitrage or Fundamental Risk						X
Below Investment Grade Securities Risk			X	X		X
Collateralized Loan Obligations Risk				X
Commodity Exposure Risks	X	X			X	X		*
Concentration Risk						X
Conflict of Interest Risk			X	X
Convertible Securities Risk				X
Correlation Risk	X	X	*
Counterparty Risk	*	*			*	*	*		*
Credit Risk	X	X	X	X	X	X	*	X	*
Currency Risk			X	X	X	X	X	*	X
Derivatives Risk	X	X	*	X	X	X	X	X	X
Emerging Markets Risk				*		X	X		X
Equity Exposure Risk				*	X		X	X	X
Exchange-Traded Funds Risk								X
Exchange-Traded Notes Risk					X	X
Extension Risk	*	*	*	X
Fixed Income Risk	X	X			X	X		X
Focus Risk	X	X
Foreign Securities Risk			X	X	X	X	X		X
Forwards Risk					X	X
Futures Contracts Risk	X	X		X	X	X	*	X	X
Hedged Exposure Risk	X	X	*	X				X
Index/Tracking Error Risk
Interest Rate Risk	X	X	X	X	X	X		X
Leveraging Risk	X	X			X	X		X
Liquidity Risk	X	X	X	X	*	*	X		X
Manager/Model Risk	X						X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Model and Style Risk
Mortgage- and Asset-Backed Securities Risks				X
Non-Diversified Status	X	X			X	X
Options Risk					X	*		X
Participation Notes							X
Portfolio Turnover Risk	X	X			X	X	*		*
Prepayment Risk	*	*	X	X
Regulatory Risk	*	*			*	*	*	*	*
Repurchase Agreements Risk					X	*
Risks of Investing in Other Funds	*	*	*	*	*	X	*		*
Senior Loans Risks			X	X
Short Position Risk	X			X	X	*		X
Small- and Mid- Cap Stock Risk						X	X		X
Speculative Exposure Risk	X	X	*	*	X	X		X

X Principal Risk * Non-Principal Risk	Credit Suisse Commodity ACCESS Strategy Fund	Credit Suisse Commodity Return Strategy Fund	Credit Suisse Floating Rate High Income Fund	Credit Suisse Strategic Income Fund	Credit Suisse Managed Futures Strategy Fund	Credit Suisse Multialternative Strategy Fund	Credit Suisse Emerging Markets Equity Fund	Credit Suisse Volaris US Strategies Fund	Credit Suisse Global Sustainable Dividend EquIty Fund
Strategy Risk								X
Structured Note Risk	X	X			X
Subsidiary Risk	X	X			X	X
Swap Agreements Risk	X	X		*	X	X	*		X
Tax Risk	X	X			X	X	*		*
U.S. Government Securities Risk	X	X		X	X	*		X
Valuation Risk	*	*	X	X	*	*	*		*

RISK FACTORS

Arbitrage or Fundamental Risk Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to a fund as it unwinds failed trades. For example, with respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to the fund. Arbitrage or fundamental risk exists for other strategies employed by the fund such as convertible arbitrage.

Below Investment Grade Securities Risk Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

Collateralized Loan Obligations Risk CLOs are trusts or other special purpose entities that are backed by a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans.

CLOs issue classes or "tranches" that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

Commodity Exposure Risks A fund's investment in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Concentration Risk If a fund's underlying index is or becomes concentrated in a particular industry or group of industries, the fund may invest 25% or more of the value of its total assets in that industry or group of industries to the extent that it is necessary to gain exposure to that industry or group of industries for purposes of tracking the index. Concentration of investments in a particular industry or group of industries could subject the fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

Conflict of Interest Risk Affiliates of Credit Suisse may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse's affiliates in the loans market may restrict a fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Convertible Securities Risk The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. A fund, as a holder of convertible bonds, may at times be allocated phantom taxable income from bond issuers, potentially retroactively or otherwise without notice.

Correlation Risk Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the Commodity Return Strategy Fund's commodity-linked derivative instruments may result in the fund's performance diverging from the BCOM Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the BCOM Index that exceed the limits.

Counterparty Risk A fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Credit Risk The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of a fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Currency Risk Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

Currency exchange rates may be particularly affected by the relative interest rates and rates of inflation, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Intervention by central banks or the imposition of regulatory controls or taxes, among other methods, may be used by governments to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could alter or interfere with free market currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Derivatives Risk Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives for leverage. A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A fund's investments in derivatives are also subject to the risk that "speculative positions limits" imposed by the Commodity Futures Trading Commission (the "CFTC") and certain futures exchanges on net long and short positions may require the fund to limit or unravel positions in certain types of investments; the CFTC has recently adopted new rules that will apply a new aggregation standard for position limits purposes, which may further limit a fund's ability to trade futures contracts and swaps. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the funds. If the new rule goes into effect, it could limit the ability of a fund to invest or remain invested in derivatives.

Emerging Markets Risk The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Exposure Risk A fund may obtain exposure to equity securities. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Exchange-Traded Funds Risk ETFs are subject to investment advisory and other expenses. If a fund invests in ETFs, the cost of investing in the fund maybe higher than other funds that invest only directly in individual securities.

Shareholders will indirectly bear fees and expenses charged by ETFs in addition to the fund's direct fees and expenses. ETFs are subject to specific risks, depending on the nature of the ETF. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF.

Exchange-Traded Notes Risk ETNs are a type of unsecured, unsubordinated debt security that combines certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and IRS and may also be affected by future legislation. ETNs are also subject to counterparty risk and fixed income risk.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Fixed Income Risk The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk.

Focus Risk If a fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

The Commodity Return Strategy Fund will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, such fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

Foreign Securities Risk Investing outside the U.S. carries additional risks that include:

■  Currency Risk See "Currency Risk" above.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

■  Access Risk Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

■  Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

Forwards Risk Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a fund faces the risk that its counterparties may not perform their obligations. This risk may cause some or all of the fund's gains to be lost. Please see "Counterparty Risk" above. At times, certain market makers have refused to quote prices for forward contracts, or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and sell. If this occurs, Credit Suisse may be unable to effectively use its forward trading strategies, and the fund could experience significant losses. See "Liquidity Risk" below. Forward contracts, unlike exchange-traded futures contracts, are not regulated by the CFTC. Therefore, a fund will not receive any benefit of CFTC regulation when trading forwards.

Futures Contracts Risk The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of a fund, and the prices of fund shares, may be subject to greater volatility, as a result of the fund's use of futures contracts. The risks associated with a fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way Credit Suisse expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times; and (v) although a fund may generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the fund may be unable to close out its futures contracts at a time which is advantageous.

Hedged Exposure Risk A fund's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Index/Tracking Error Risk As discussed under "Goal and Strategies" for certain funds, a fund's performance may not match, and may vary substantially from, that of its underlying index, if applicable, for any period of time. Although each such fund attempts to track the investment performance of its underlying index, the fund may not be able to duplicate its exact composition or return. In addition, unlike the fund, the returns of the index are not reduced by investment and other operating expenses, and therefore, the ability of the fund to match the performance of the index will be adversely affected by the costs of buying and selling investments as well as other expenses. Each such fund cannot guarantee that its performance will match its underlying index for any period of time or at all. In addition, there can be no assurance that the fund will be able to duplicate the exact composition of the index, or, in the case of the Credit Suisse Liquid Alternative Beta Index, that the index will track the performance of the CS Hedge Fund Index.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With loans, bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging Risk Although a fund itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, Credit Suisse will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. A Subsidiary will comply with these asset segregation or "earmarking" requirements to the same extent as the fund. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

Liquidity Risk Certain portfolio holdings may be difficult or impossible to sell at the time and the price that a fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in size of the fixed income markets. Any of these could have a negative effect on fund management or performance.

Manager/Model Risk If a fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Market Risk The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions – for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Model and Style Risk Certain funds bear the risk that the underlying index's proprietary quantitative methodology will not be successful in identifying price trends in each of the asset classes to which its underlying index provides exposure. Further, the index's proprietary quantitative methodology may incorrectly identify price trends and these misidentified opportunities may lead to substantial losses. In addition, there may be periods when investing based on price trends is out of favor, and during which the investment performance of a fund or index using a trend strategy may underperform funds or indices using other investment approaches.

Mortgage- and Asset- Backed Securities Risks The value of a fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, a fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by U.S. government agencies or instrumentalities ("Agencies"), but may also be issued or guaranteed by other private issuers. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of a fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Non-Diversified Status A fund that is considered a non-diversified investment company under the 1940 Act is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, a non-diversified fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Options Risk A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse's judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Participation Notes Risk Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and a fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. Participation notes may be illiquid and therefore subject to a fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter ("OTC") derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase a fund's and Credit Suisse's exposure to potential liabilities.

Repurchase Agreements Risk Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon a fund's ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. The fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the fund may be delayed or limited. For more information, please see "Counterparty Risk" above.

A fund's repurchase agreements will generally be collateralized by obligations of the U.S. government or its agencies. See "U.S. Government Securities Risk."

Risks of Investing in Other Funds Other mutual funds and ETFs are subject to investment advisory and other expenses. If a fund invests in other mutual funds or ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the fund's direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF.

Credit Suisse serves as the adviser to other mutual funds in which a fund may invest. It is possible that a conflict of interest among a fund and the other Credit Suisse Funds could affect how Credit Suisse fulfills its fiduciary duties to the fund and the other Credit Suisse Funds.

Senior Loans Risks Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions.

Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. A fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value. Where a fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Position Risk Certain funds and their Subsidiaries, if applicable, may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's or the Subsidiary's assets and presents various risks. If the price of the asset, instrument or market on which the fund or the Subsidiary has taken a short position increases, then the fund or the Subsidiary will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's or the Subsidiary's loss on a short sale could theoretically be unlimited in a case where the fund or the Subsidiary, as the case may be, is unable, for whatever reason, to close out its short position. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the fund. The fund's and the Subsidiary's risk of loss with respect to short sales may be significant, as the fund and/or the Subsidiary may have a substantial amount of short positions in its portfolio.

Small- and Mid- Cap Stock Risk Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Speculative Exposure Risk Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from swaps, writing uncovered call options and speculative short sales are unlimited.

Strategy Risk A fund's options strategies can reduce a fund's ability to experience gains comparable to those of the broader equity market in a rising market and can cause a fund to experience losses greater than those of the broader equity market in a declining market. The option and option spread transactions on reference assets and indices other than the S&P 500 Total Return Index (a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market) used for a fund's tail risk hedging strategy may not correlate to the movement of the S&P 500 Total Return Index. As a result of the potential for such lack of correlation, a fund's tail risk hedging strategy may fail to achieve its goal of limiting the fund's downside risk during periods of significant, extreme equity market movement, causing the fund to be exposed to substantial losses during such periods.

Structured Note Risk A fund may seek investment exposure to commodity sectors through structured notes that may be exchange-traded or trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. A fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Certain structured notes issued by European issuers may subject a fund that purchases them to the imposition of "resolution measures" required under the European Union Bank Recovery and Resolution Directive. Such measures include the power to (i) write down, including to zero, any payment on the notes; (ii) convert the notes into ordinary shares or certain other equity instruments; and/or (iii) apply any other resolution measure, including, but not limited to, any transfer of the notes to another entity, the amendment of the terms and conditions of the notes or the cancellation of the notes. If a resolution measure becomes applicable to the structured notes held by a fund, the fund could lose some or all of its investment.

Subsidiary Risk As discussed in the applicable fund's Summary, certain funds make investments through a wholly-owned subsidiary of such fund, which subsidiary is organized under the laws of the Cayman Islands (each, a "Subsidiary"). By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the

Subsidiary's investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

No Subsidiary is registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, a fund wholly owns and controls its Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. A fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a fund and/or its Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, fund shareholders would likely suffer decreased investment returns.

Swap Agreements Risk Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

TAX RISK

In order to qualify as a RIC under the Code, a fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.

The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives, including commodity-linked swaps, would not be qualifying income. As a result, any income a fund derives from direct investments in such commodity-linked derivatives must be limited to a maximum of 10% of the fund's gross income in order for the fund to satisfy the source of income requirement. If a fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If a fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

Commodity ACCESS Strategy Fund, Managed Futures Strategy Fund and Multialternative Strategy Fund Only. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary and certain commodity-linked structured notes would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, none of the funds have received, and there can be no assurance that the IRS will grant, such a private letter ruling to a fund. If a fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary and certain commodity-linked structured notes will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

Commodity Return Strategy Fund Only. The fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code.

In addition, the IRS has also issued a private letter ruling to the fund confirming that income derived from the fund's investment in its Subsidiary will also constitute qualifying income to the fund.

Based on such rulings, the fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, commodity-linked swaps, commodity futures and other derivatives and commodity index-linked notes. Investments in the Subsidiary and the use of commodity swaps, futures and notes involve specific risks.

U.S. Governments Securities Risk Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain U.S. government agency securities are backed only by the credit of the government agency and not by full faith and credit of the United States.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by a fund. Many derivative instruments are not actively traded.

FINANCIAL HIGHLIGHTS

The financial highlights tables show each fund's audited financial performance for up to five years, if available. Certain information in the tables reflect results for a single fund share. Total return in the tables represents how much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below for the fiscal year ended October 31, 2015 have been audited by the funds' independent registered public accounting firm, KPMG LLP whose report on each fund's financials statement is included in such fund's Annual Report. The figures below for the fiscal years or periods ended October 31, 2014, 2013, 2012 and 2011 have been audited by PricewaterhouseCoopers LLP, the funds' former independent registered public accounting firm. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

COMMODITY ACCESS STRATEGY FUND CLASS A FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$8.46[2]	$9.27	$9.40	$10.00
Investment Operations
Net investment loss[3]	(0.05)	(0.09)	(0.09)	(0.01)
Net loss on investments, futures contracts and swap contracts (both realized and unrealized)	(2.84)	(0.72)	(0.04)	(0.59)
Total from investment operations	(2.89)	(0.81)	(0.13)	(0.60)
Less Distributions
Distributions from net realized gains	(0.00)[4]	—	—	—
Total distributions	(0.00)[4]	—	—	—
Net asset value, end of period	$5.57	$8.46[2]	$9.27	$9.40
Total return[5]	(34.15)%	(8.74)%	(1.38)%	(6.00)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$346	$260	$237	$94
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%[6]
Ratio of net investment loss to average net assets	(0.85)%	(0.95)%	(0.93)%	(1.02)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.70%	0.62%	1.56%	3.64%[6]
Portfolio turnover rate	116%	117%	79%	—

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $(0.01) per share.

5  Total returns are historical and assume changes in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

COMMODITY ACCESS STRATEGY FUND CLASS C FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$8.33[2]	$9.20	$9.40	$10.00
Investment Operations
Net investment loss[3]	(0.10)	(0.16)	(0.16)	(0.01)
Net loss on investments, futures contracts and swap contracts (both realized and unrealized)	(2.79)	(0.71)	(0.04)	(0.59)
Total from investment operations	(2.89)	(0.87)	(0.20)	(0.60)
Less Distributions
Distributions from net realized gains	(0.00)[4]	—	—	—
Total distributions	(0.00)[4]	—	—	—
Net asset value, end of period	$5.44	$8.33[2]	$9.20	$9.40
Total return[5]	(34.69)%	(9.46)%	(2.13)%	(6.00)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$332	$226	$122	$98
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%[6]
Ratio of net investment loss to average net assets	(1.60)%	(1.69)%	(1.68)%	(1.77)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.70%	0.62%	1.56%	3.64%[6]
Portfolio turnover rate	116%	117%	79%	—

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $(0.01) per share.

5  Total returns are historical and assume changes in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

COMMODITY ACCESS STRATEGY FUND CLASS I FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$8.51	$9.30	$9.40	$10.00
Investment Operations
Net investment loss[2]	(0.04)	(0.07)	(0.06)	(0.01)
Net loss on investments, futures contracts and swap contracts (both realized and unrealized)	(2.86)	(0.72)	(0.04)	(0.59)
Total from investment operations	(2.90)	(0.79)	(0.10)	(0.60)
Less Distributions
Distributions from net realized gains	(0.00)[3]	—	—	—
Total distributions	(0.00)[3]	—	—	—
Net asset value, end of period	$5.61	$8.51	$9.30	$9.40
Total return[4]	(34.07)%	(8.49)%	(1.06)%	(6.00)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$33,799	$50,002	$23,711	$21,020
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%[5]
Ratio of net investment loss to average net assets	(0.61)%	(0.70)%	(0.69)%	(0.77)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.70%	0.62%	1.56%	3.64%[5]
Portfolio turnover rate	116%	117%	79%	—

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price and reinvestment of all distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

COMMODITY RETURN STRATEGY FUND CLASS A FOR THE YEAR ENDED	10/15	10/14	10/13	10/12	10/11
Per share data
Net asset value, beginning of year	$6.65	$7.12	$8.14	$8.62	$9.07
Investment Operations
Net investment loss[1]	(0.04)	(0.06)	(0.06)	(0.07)	(0.08)[2]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(1.68)	(0.41)	(0.96)	(0.40)	0.30[2]
Total from investment operations	(1.72)	(0.47)	(1.02)	(0.47)	0.22
Redemption Fees	—	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less Dividends and Distributions
Dividends from net investment income	—	—	—	—	(0.67)
Distributions from net realized gains	—	—	—	(0.01)	—
Total dividends and distributions	—	—	—	(0.01)	(0.67)
Net asset value, end of year	$4.93	$6.65	$7.12	$8.14	$8.62
Total return[4]	(25.86)%	(6.60)%	(12.53)%	(5.42)%	2.24%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$132,417	$192,423	$304,274	$591,661	$1,108,846
Ratio of net expenses to average net assets	1.03%	1.03%	1.03%	1.05%	1.04%[2]
Ratio of net investment loss to average net assets	(0.73)%	(0.81)%	(0.80)%	(0.82)%	(0.84)%[2]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%	0.01%	0.03%[2]
Portfolio turnover rate	122%	103%	99%	84%	165%

1  Per share information is calculated using the average shares outstanding method.

2  Effective December 31, 2012, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of net expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.01% for the year ended December 31, 2011. The ratio of net expenses to average net assets with fee waivers and/or expense reimbursements would have increased less than 0.00% for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.03% for the year ended December 31, 2011. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

COMMODITY RETURN STRATEGY FUND CLASS C FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12	10/11
Per share data
Net asset value, beginning of year	$6.37	$6.86	$7.90	$8.44	$8.96
Investment Operations
Net investment loss[1]	(0.08)	(0.11)	(0.11)	(0.12)	(0.14)[2]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(1.61)	(0.38)	(0.93)	(0.41)	0.29[2]
Total from investment operations	(1.69)	(0.49)	(1.04)	(0.53)	0.15
Redemption Fees	—	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less Dividends and Distributions
Dividends from net investment income	—	—	—	—	(0.67)
Distributions from net realized gains	—	—	—	(0.01)	—
Total dividends and distributions	—	—	—	(0.01)	(0.67)
Net asset value, end of year	$4.68	$6.37	$6.86	$7.90	$8.44
Total return[4]	(26.53)%	(7.14)%	(13.16)%	(6.25)%	1.44%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$8,155	$16,395	$20,267	$32,447	$46,250
Ratio of net expenses to average net assets	1.78%	1.78%	1.78%	1.80%	1.79%[2]
Ratio of net investment loss to average net assets	(1.49)%	(1.55)%	(1.55)%	(1.57)%	(1.59)%[2]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%	0.01%	0.03%[2]
Portfolio turnover rate	122%	103%	99%	84%	165%

1  Per share information is calculated using the average shares outstanding method.

2  Effective October 31, 2012, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of net expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.01% for the year ended October 31, 2011. The ratio of net expenses to average net assets with fee waivers and/or expense reimbursements would have increased less than 0.00% for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.03% for the year ended October 31, 2011. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

COMMODITY RETURN STRATEGY FUND CLASS I FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12	10/11
Per share data
Net asset value, beginning of year	$6.76	$7.21	$8.22	$8.69	$9.12
Investment Operations
Net investment loss[1]	(0.03)	(0.04)	(0.04)	(0.05)	(0.05)[2]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(1.71)	(0.41)	(0.97)	(0.41)	0.29[2]
Total from investment operations	(1.74)	(0.45)	(1.01)	(0.46)	0.24
Redemption Fees	—	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less Dividends and Distributions
Dividends from net investment income	—	—	—	—	(0.67)
Distributions from net realized gains	—	—	—	(0.01)	—
Total dividends and distributions	—	—	—	(0.01)	(0.67)
Net asset value, end of year	$5.02	$6.76	$7.21	$8.22	$8.69
Total return[4]	(25.74)%	(6.24)%	(12.29)%	(5.26)%	2.47%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$5,103,563	$5,311,264	$4,730,828	$4,818,146	$4,779,638
Ratio of net expenses to average net assets	0.78%	0.78%	0.78%	0.80%	0.79%[2]
Ratio of net investment loss to average net assets	(0.48)%	(0.55)%	(0.55)%	(0.56)%	(0.59)%[2]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%	0.01%	0.03%[2]
Portfolio turnover rate	122%	103%	99%	84%	165%

1  Per share information is calculated using the average shares outstanding method.

2  Effective October 31, 2012, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of net expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.01% for the year ended October 31, 2011. The ratio of net expenses to average net assets with fee waivers and/or expense reimbursements would have increased less than 0.00% for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.03% for the year ended October 31, 2011. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

FLOATING RATE HIGH INCOME FUND CLASS A FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12	10/11
Per share data
Net asset value, beginning of year	$6.89	$6.98	$6.92	$6.69	$6.74
Investment Operations
Net investment income[1]	0.28	0.26	0.29	0.32	0.40
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.14)	(0.09)	0.07	0.22	(0.02)
Total from investment operations	0.14	0.17	0.36	0.54	0.38
Redemption Fees	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Less Dividends and Distributions
Dividends from net investment income	(0.28)	(0.26)	(0.30)	(0.31)	(0.43)
Distributions from net realized gains	(0.00)[3]	—	—	—	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.28)	(0.26)	(0.30)	(0.31)	(0.43)
Net asset value, end of year	$6.75	$6.89	$6.98	$6.92	$6.69
Total return[4]	2.09%	2.53%	5.33%	8.19%	5.74%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$286,805	$358,095	$456,550	$148,636	$49,439
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets excluding interest expense	0.95%	—	—	—	—
Ratio of net investment income to average net assets	4.06%	3.79%	4.13%	4.65%	5.97%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.07%	0.20%	0.69%
Portfolio turnover rate	46%	57%	89%	96%	144%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

FLOATING RATE HIGH INCOME FUND CLASS C FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12	10/11
Per share data
Net asset value, beginning of year	$6.91	$7.00	$6.94	$6.71	$6.75
Investment Operations
Net investment income[1]	0.23	0.21	0.24	0.27	0.37
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.14)	(0.09)	0.07	0.21	(0.03)
Total from investment operations	0.09	0.12	0.31	0.48	0.34
Redemption Fees	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Less dividends and distributions
Dividends from net investment income	(0.23)	(0.21)	(0.25)	(0.25)	(0.38)
Distributions from net realized gains	(0.00)[3]	—	—	—	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.23)	(0.21)	(0.25)	(0.25)	(0.38)
Net asset value, end of year	$6.77	$6.91	$7.00	$6.94	$6.71
Total return[4]	1.33%	1.77%	4.47%	7.29%	5.03%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$134,433	$170,015	$167,653	$75,699	$23,905
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets excluding interest expense	1.70%	—	—	—	—
Ratio of net investment income to average net assets	3.32%	3.04%	3.40%	3.93%	5.39%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.07%	0.20%	0.68%
Portfolio turnover rate	46%	57%	89%	96%	144%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

FLOATING RATE HIGH INCOME FUND CLASS I FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12	10/11
Per share data
Net asset value, beginning of year	$6.86	$6.94	$6.89	$6.66	$6.72
Investment Operations
Net investment income[1]	0.29	0.28	0.30	0.34	0.43
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.14)	(0.08)	0.07	0.21	(0.04)
Total from investment operations	0.15	0.20	0.37	0.55	0.39
Redemption Fees	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Less Dividends and Distributions
Dividends from net investment income	(0.29)	(0.28)	(0.32)	(0.32)	(0.45)
Distributions from net realized gains	(0.00)[3]	—	—	—	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.29)	(0.28)	(0.32)	(0.32)	(0.45)
Net asset value, end of year	$6.72	$6.86	$6.94	$6.89	$6.66
Total return[4]	2.33%	2.94%	5.47%	8.51%	5.85%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$2,167,955	$1,343,741	$876,418	$226,027	$46,482
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets excluding interest expense	0.70%	—	—	—	—
Ratio of net investment income to average net assets	4.29%	4.04%	4.35%	4.99%	6.32%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.07%	0.20%	0.68%
Portfolio turnover rate	46%	57%	89%	96%	144%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

STRATEGIC INCOME FUND CLASS A FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.47	$10.66	$10.07	$10.00
Investment Operations
Net investment income[2]	0.55	0.58	0.45	0.00[3]
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.38)	(0.02)	0.73	0.08
Total from investment operations	0.17	0.56	1.18	0.08
Redemption Fees	—	0.00[3]	0.00[3]	—
Less Dividends and Distributions
Dividends from net investment income	(0.57)	(0.61)	(0.57)	(0.01)
Distributions from net realized gains	(0.22)	(0.14)	(0.02)	—
Return of capital	(0.06)	—	—	—
Total dividends and distributions	(0.85)	(0.75)	(0.59)	(0.01)
Net asset value, end of period	$9.79	$10.47	$10.66	$10.07
Total return[4]	1.78%	5.28%	11.94%	0.76%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$66,244	$14,633	$46,573	$101
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%[5]
Ratio of expenses to average net assets excluding interest expense	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets	5.45%	5.44%	4.22%	0.42%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%	0.18%	0.63%	5.25%[5]
Portfolio turnover rate	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

STRATEGIC INCOME FUND CLASS C FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.47[4]	$10.65	$10.06	$10.00
Investment Operations
Net investment income (loss)[2]	0.55	0.53	0.50	(0.00)[3]
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.45)	(0.05)	0.61	0.06
Total from investment operations	0.10	0.48	1.11	0.06
Redemption Fees	—	0.00[3]	0.00[3]	—
Less Dividends and Distributions
Dividends from net investment income	(0.51)	(0.52)	(0.50)	(0.00)[3]
Distributions from net realized gains	(0.22)	(0.14)	(0.02)	—
Return of capital	(0.05)	—	—	—
Total dividends and distributions	(0.78)	(0.66)	(0.52)	(0.00)[3]
Net asset value, end of period	$9.79	$10.47[4]	$10.65	$10.06
Total return[5]	1.14%	4.53%	11.18%	0.62%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$3,022	$2,151	$189	$101
Ratio of net expenses to average net assets	2.00%	2.00%	1.99%	1.99%[6]
Ratio of expenses to average net assets excluding interest expense	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets	5.52%	4.97%	4.77%	(0.33)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%	0.18%	0.63%	5.25%[6]
Portfolio turnover rate	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

5  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

STRATEGIC INCOME FUND CLASS I FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.46	$10.65	$10.06	$10.00
Investment Operations
Net investment income[2]	0.66	0.64	0.61	0.01
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.46)	(0.06)	0.60	0.06
Total from investment operations	0.20	0.58	1.21	0.07
Redemption Fees	—	0.00[3]	0.00[3]	—
Less Dividends and Distributions
Dividends from net investment income	(0.60)	(0.63)	(0.60)	(0.01)
Distributions from net realized gains	(0.22)	(0.14)	(0.02)	—
Return of capital	(0.06)	—	—	—
Total dividends and distributions	(0.88)	(0.77)	(0.62)	(0.01)
Net asset value, end of period	$9.78	$10.46	$10.65	$10.06
Total return[4]	2.05%	5.57%	12.29%	0.67%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$65,651	$81,868	$31,830	$20,710
Ratio of net expenses to average net assets	1.00%	1.00%	0.99%	0.99%[5]
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets	6.59%	5.94%	5.77%	0.87%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%	0.18%	0.63%	5.25%[5]
Portfolio turnover rate	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

MANAGED FUTURES STRATEGY FUND CLASS A FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.80	$10.35	$9.76	$10.00
Investment Operations
Net investment loss[2]	(0.19)	(0.20)	(0.20)	(0.02)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	1.50	0.94	0.79	(0.22)
Total from investment operations	1.31	0.74	0.59	(0.24)
Redemption Fees	—	0.00[3]	0.00[3]	—
Less Dividends and Distributions
Dividends from net investment income	(0.01)	—	—	—
Distributions from net realized gains	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.64)	(0.29)	—	—
Net asset value, end of period	$11.47	$10.80	$10.35	$9.76
Total return[4]	12.47%	7.35%	6.05%	(2.40)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$20,200	$3,294	$5,824	$98
Ratio of net expenses to average net assets	1.56%	1.96%	1.95%	1.95%[5]
Ratio of net investment loss to average net assets	(1.55)%	(1.93)%	(1.90)%	(1.94)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.10%	1.10%	3.01%[5]
Portfolio turnover rate	—	—	—	—

1  For the period September 28, 2012 (inception date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

MANAGED FUTURES STRATEGY FUND CLASS C FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.62	$10.25	$9.75	$10.00
Investment Operations
Net investment loss[2]	(0.27)	(0.27)	(0.27)	(0.02)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	1.47	0.93	0.77	(0.23)
Total from investment operations	1.20	0.66	0.50	(0.25)
Redemption Fees	—	0.00[3]	0.00[3]	—
Less Dividends and Distributions
Distributions from net realized gains	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.63)	(0.29)	—	—
Net asset value, end of period	$11.19	$10.62	$10.25	$9.75
Total return[4]	11.60%	6.62%	5.13%	(2.50)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$2,920	$1,558	$800	$98
Ratio of net expenses to average net assets	2.32%	2.71%	2.70%	2.70%[5]
Ratio of net investment loss to average net assets	(2.31)%	(2.68)%	(2.64)%	(2.70)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.10%	1.10%	3.01%[5]
Portfolio turnover rate	—	—	—	—

1  For the period September 28, 2012 (inception date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

MANAGED FUTURES STRATEGY FUND CLASS I FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.85[2]	$10.36	$9.76	$10.00
Investment Operations
Net investment loss[3]	(0.16)	(0.17)	(0.17)	(0.01)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	1.51	0.95	0.77	(0.23)
Total from investment operations	1.35	0.78	0.60	(0.24)
Redemption Fees	—	0.00[4]	0.00[4]	—
Less Dividends and Distributions
Dividends from net investment income	(0.04)	—	—	—
Distributions from net realized gains	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.67)	(0.29)	—	—
Net asset value, end of period	$11.53	$10.85[2]	$10.36	$9.76
Total return[5]	12.88%	7.73%	6.15%	(2.40)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$72,606	$69,190	$26,794	$21,768
Ratio of net expenses to average net assets	1.32%	1.71%	1.70%	1.70%[6]
Ratio of net investment loss to average net assets	(1.31)%	(1.68)%	(1.64)%	(1.69)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.10%	1.10%	3.01%[6]
Portfolio turnover rate	—	—	—	—

1  For the period September 28, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $0.01 per share.

5  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

MULTIALTERNATIVE STRATEGY FUND CLASS A FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.37	$10.46[2]	$9.93	$10.00
Investment Operations
Net investment loss[3]	(0.05)	(0.18)	(0.18)	(0.01)
Net gain (loss) on investments, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.26	0.42	0.76	(0.06)
Total from investment operations	0.21	0.24	0.58	(0.07)
Less Dividends and Distributions
Dividends from net investment income	(0.15)	—	(0.04)	—
Distributions from net realized gains	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.27)	(0.33)	(0.05)	—
Net asset value, end of period	$10.31	$10.37	$10.46[2]	$9.93
Total return[4]	2.08%	2.35%	5.96%	(0.70)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$320	$438	$324	$228
Ratio of net expenses to average net assets	1.82%	2.10%	2.03%	2.04%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	1.57%	1.95%	1.95%	1.95%[5]
Ratio of net investment loss to average net assets	(0.44)%	(1.73)%	(1.75)%	(0.18)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.33%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

MULTIALTERNATIVE STRATEGY FUND CLASS C FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.21	$10.37[2]	$9.89	$10.00
Investment Operations
Net investment loss[3]	(0.12)	(0.25)	(0.25)	(0.06)
Net gain (loss) on investments, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.24	0.42	0.74	(0.05)
Total from investment operations	0.12	0.17	0.49	(0.11)
Less Dividends and Distributions
Dividends from net investment income	(0.07)	—	—	—
Distributions from net realized gains	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.19)	(0.33)	(0.01)	—
Net asset value, end of period	$10.14	$10.21	$10.37[2]	$9.89
Total return[4]	1.23%	1.68%	5.15%	(1.10)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$379	$1,344	$1,745	$1,074
Ratio of net expenses to average net assets	2.57%	2.85%	2.77%	2.79%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	2.32%	2.70%	2.70%	2.70%[5]
Ratio of net investment loss to average net assets	(1.20)%	(2.48)%	(2.49)%	(1.00)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.33%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

MULTIALTERNATIVE STRATEGY FUND CLASS I FOR THE YEAR ENDED:	10/15	10/14	10/13	10/12[1]
Per share data
Net asset value, beginning of period	$10.42	$10.48[2]	$9.95	$10.00
Investment Operations
Net investment income (loss)[3]	(0.01)	(0.15)	(0.15)	0.01
Net gain (loss) on investments, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.25	0.42	0.75	(0.06)
Total from investment operations	0.24	0.27	0.60	(0.05)
Less Dividends and Distributions
Dividends from net investment income	(0.18)	—	(0.06)	—
Distributions from net realized gains	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.30)	(0.33)	(0.07)	—
Net asset value, end of period	$10.36	$10.42	$10.48[2]	$9.95
Total return[4]	2.33%	2.64%	6.11%	(0.50)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$13,015	$11,451	$5,409	$4,904
Ratio of net expenses to average net assets	1.56%	1.85%	1.78%	1.79%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	1.32%	1.70%	1.70%	1.70%[5]
Ratio of net investment income (loss) to average net assets	(0.14)%	(1.47)%	(1.49)%	0.21%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.33%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

EMERGING MARKETS EQUITY FUND CLASS A FOR THE YEAR ENDED:	10/15	10/14[1]
Per share data
Net asset value, beginning of period	$10.34	$10.00
Investment Operations
Net investment income[2]	0.11	0.15
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(1.81)	0.19
Total from investment operations	(1.70)	0.34
Less Dividends
Dividends from net investment income	(0.24)	—
Total dividends	(0.24)	—
Net asset value, end of period	$8.40	$10.34
Total return[3]	(16.74)%	3.40%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$1,288	$1,182
Ratio of net expenses to average net assets	1.50%	1.50%[4]
Ratio of net investment income to average net assets	1.18%	1.72%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.17%	1.38%[4]
Portfolio turnover rate	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one period are not annualized

4  Annualized.

EMERGING MARKETS EQUITY FUND CLASS C FOR THE YEAR ENDED:	10/15	10/14[1]
Per share data
Net asset value, beginning of period	$10.28	$10.00
Investment Operations
Net investment income[2]	0.06	0.08
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(1.84)	0.20
Total from investment operations	(1.78)	0.28
Less Dividends
Dividends from net investment income	(0.16)	—
Total dividends	(0.16)	—
Net asset value, end of period	$8.34	$10.28
Total return[3]	(17.48)%	2.80%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$1,518	$1,028
Ratio of net expenses to average net assets	2.25%	2.25%[4]
Ratio of net investment income to average net assets	0.62%	0.91%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.17%	1.38%[4]
Portfolio turnover rate	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one period are not annualized.

4  Annualized.

EMERGING MARKETS EQUITY FUND CLASS I FOR THE YEAR ENDED:	10/15	10/14[1]
Per share data
Net asset value, beginning of Period	$10.36	$10.00
Investment Operations
Net investment income[2]	0.13	0.16
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(1.82)	0.20
Total from investment operations	(1.69)	0.36
Less Dividends
Dividends from net investment income	(0.26)	—
Total dividends	(0.26)	—
Net asset value, end of Period	$8.41	$10.36
Total return[3]	(16.68)%	3.60%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$21,051	$21,040
Ratio of net expenses to average net assets	1.25%	1.25%[4]
Ratio of net investment income to average net assets	1.36%	1.88%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.17%	1.38%[4]
Portfolio turnover rate	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

VOLARIS US STRATEGIES FUND CLASS A FOR THE YEAR ENDED:	10/15	10/14[1]
Per share data
Net asset value, beginning of period	$10.77	$10.00
Investment Operations
Net investment loss[2]	(0.12)	(0.09)
Net gain (loss) on investments and written options (both realized and unrealized)	(0.40)	0.86
Total from investment operations	(0.52)	0.77
Less Distributions
Distributions from net realized gains	(0.76)	—
Total distributions	(0.76)	—
Net asset value, end of period	$9.49	$10.77
Total return[3]	(4.96)%	7.70%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$3,068	$2,092
Ratio of net expenses to average net assets	1.55%	1.55%[4]
Ratio of net investment loss to average net assets	(1.17)%	(1.53)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.92%	1.12%[4]
Portfolio turnover rate	45%	—

1  For the period March 31, 2014 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

VOLARIS US STRATEGIES FUND CLASS C FOR THE YEAR ENDED:	10/15	10/14[1]
Per share data
Net asset value, beginning of period	$10.72	$10.00
Investment Operations
Net investment loss[2]	(0.19)	(0.14)
Net gain (loss) on investments and written options (both realized and unrealized)	(0.39)	0.86
Total from investment operations	(0.58)	0.72
Less Distributions
Distributions from net realized gains	(0.76)	—
Total distributions	(0.76)	—
Net asset value, end of period	$9.38	$10.72
Total return[3]	(5.68)%	7.20%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$1,019	$1,077
Ratio of net expenses to average net assets	2.30%	2.30%[4]
Ratio of net investment loss to average net assets	(1.94)%	(2.28)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.92%	1.12%[4]
Portfolio turnover rate	45%	—

1  For the period March 31, 2014 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

VOLARIS US STRATEGIES FUND CLASS I FOR THE YEAR ENDED:	10/15	10/14[1]
Per share data
Net asset value, beginning of period	$10.79	$10.00
Investment Operations
Net investment loss[2]	(0.09)	(0.08)
Net gain (loss) on investments and written options (both realized and unrealized)	(0.41)	0.87
Total from investment operations	(0.50)	0.79
Less Distributions
Distributions from net realized gains	(0.76)	—
Total distributions	(0.76)	—
Net asset value, end of period	$9.53	$10.79
Total return[3]	(4.75)%	7.90%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$25,353	$25,319
Ratio of net expenses to average net assets	1.30%	1.30%[4]
Ratio of net investment loss to average net assets	(0.93)%	(1.28)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.92%	1.12%[4]
Portfolio turnover rate	45%	—

1  For the period March 31, 2014 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND CLASS A FOR THE PERIOD ENDED:	10/15[1]
Per share data
Net asset value, beginning of period	$10.00
Investment Operations
Net investment income[2]	0.13
Net loss on investments and foreign currency related items (both realized and unrealized)	(0.23)
Total from investment operations	(0.10)
Less Dividends
Dividends from net investment income	(0.09)
Total dividends	(0.09)
Net asset value, end of period	$9.81
Total return[3]	(1.00)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$1,120
Ratio of net expenses to average net assets	0.95%[4]
Ratio of net investment income to average net assets	1.96%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.47%[4]
Portfolio turnover rate	37%

1  For the period February 27, 2015 (inception date) through October 31, 2015.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one period are not annualized.

4  Annualized.

GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND CLASS C FOR THE PERIOD ENDED:	10/15[1]
Per share data
Net asset value, beginning of period	$10.00
Investment Operations
Net investment income[2]	0.08
Net loss on investments and foreign currency related items (both realized and unrealized)	(0.23)
Total from investment operations	(0.15)
Less Dividends
Dividends from net investment income	(0.05)
Total dividends	(0.05)
Net asset value, end of period	$9.80
Total return[3]	(1.50)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$1,092
Ratio of net expenses to average net assets	1.70%[4]
Ratio of net investment income to average net assets	1.23%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.47%[4]
Portfolio turnover rate	37%

1  For the period February 27, 2015 (inception date) through October 31, 2015.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one period are not annualized.

4  Annualized.

GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND CLASS I FOR THE PERIOD ENDED:	10/15[1]
Per share data
Net asset value, beginning of period	$10.00
Investment Operations
Net investment income[2]	0.15
Net loss on investments and foreign currency related items (both realized and unrealized)	(0.24)
Total from investment operations	(0.09)
Less Dividends
Dividends from net investment income	(0.10)
Total dividends	(0.10)
Net asset value, end of period	$9.81
Total return[3]	(0.86)%
Ratios and supplemental data
Net assets, end of period (000s omitted)	$20,044
Ratio of net expenses to average net assets	0.70%[4]
Ratio of net investment income to average net assets	2.23%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.47%[4]
Portfolio turnover rate	37%

1  For the period February 27, 2015 (inception date) through October 31, 2015.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

MEET THE MANAGERS

Commodity ACCESS Strategy Fund: The Credit Suisse Commodities Portfolio Management Team (the "Commodities Team") is responsible for the day-to-day portfolio management of the Commodity ACCESS Strategy Fund. The current members of the team responsible for managing the Commodity ACCESS Strategy Fund are Nelson Louie, Christopher Burton and Timothy Boss. Messrs. Louie and Burton share in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management for the Commodity ACCESS Strategy Fund. Mr. Boss is responsible for the day-to-day portfolio management of the fixed income portion of the Commodity ACCESS Strategy Fund.

Commodity Return Strategy Fund: The Commodities Team is responsible for the day-to-day management of the Commodity Return Strategy Fund. Nelson Louie and Christopher Burton are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the Commodity Return Strategy Fund.

Floating Rate High Income Fund: The Credit Suisse Credit Investments Group ("CIG") is responsible for the day-to-day portfolio management of the Floating Rate High Income Fund. The current team members responsible for managing the fund are John G. Popp, Thomas J. Flannery, Louis I. Farano and Wing Chan. John G. Popp is the lead manager for the Floating Rate High Income Fund and oversees the Floating Rate High Income Fund's overall industry, credit, duration, yield curve positioning and security selection. Thomas J. Flannery, Louis I. Farano and Wing Chan focus on the Floating Rate High Income Fund's industry and issuer allocations.

Strategic Income Fund: CIG is responsible for the day-to-day portfolio management of the Strategic Income Fund. The current team members responsible for managing the fund are John G. Popp, Andrew H. Marshak, Thomas J. Flannery, Louis I. Farano and Wing Chan. John G. Popp is the lead manager for the Strategic Income Fund and oversees the Strategic Income Fund's asset allocation targets and overall security selection. Andrew H. Marshak, Thomas J. Flannery, Louis I. Farano and Wing Chan focus on the various types of debt instruments.

Managed Futures Strategy Fund: Yung-Shin Kung and Sheel Dhande are portfolio managers of the Quantitative Investment Strategies Group ("QIS") and responsible for the day-to-day portfolio management of the Managed Futures Strategy Fund.

Multialternative Strategy Fund: Yung-Shin Kung and Sheel Dhande are portfolio managers of the Quantitative Investment Strategies Group ("QIS") and responsible for the day-to-day portfolio management of the Multialternative Strategy Fund.

Emerging Markets Equity Fund: The Emerging Markets Equity Fund is managed by the HOLT Active Equity Group. Alfred S. Bryant, the lead portfolio manager, is primarily responsible for the day-to-day portfolio management of the Emerging Markets Equity Fund.

Volaris US Strategies Fund: Christian Stauss, the lead US portfolio manager of the Credit Suisse HOLT Active Equity Group, is primarily responsible for the day-to-day portfolio management of the Volaris US Strategies Fund's equity strategy, and Vivek Kapoor, a member of the Credit Suisse Volaris Investment Team, is primarily responsible for the day-to-day portfolio management of the Volaris US Strategies Fund's options strategies.

Global Sustainable Dividend Equity Fund: Adam Steffanus and Michael Valentinas, each a member of the Capital Discipline Group, are jointly and primarily responsible for the day-to-day portfolio management of the Global Sustainable Dividend Equity Fund.

Information about each of the portfolio managers is provided in the table below. Job titles indicate position with the investment adviser. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

NAME AND TITLE	FUND(S) MANAGED	EXPERIENCE
Andrew H. Marshak, Managing Director (Credit Suisse UK), Head of Europe for CIG	Strategic Income Fund	Mr. Marshak has primary responsibility for European loans and high yield bonds for CIG and has global responsibility for overseeing CIG's portfolio management and trading. Mr. Marshak is also a member of the CIG Credit Committee. Prior to joining Credit Suisse, Mr. Marshak was a Managing Director and a founding partner of First Dominion Capital, LLC, which he joined in 1997 from Indosuez Capital, where he served as a Vice President. Prior to joining Indosuez Capital in 1992, Mr. Marshak was an Analyst in the Investment Banking Department of Donaldson, Lufkin & Jenrette ("DLJ"). Mr. Marshak holds a B.S., Summa Cum Laude in Economics, from the Wharton School of the University of Pennsylvania.
Christopher Burton, Managing Director	Commodity ACCESS Strategy Fund Commodity Return Strategy Fund	Mr. Burton is a portfolio manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania's Wharton School of Business.

NAME AND TITLE	FUND(S) MANAGED	EXPERIENCE
John G. Popp, Managing Director and Group Head and Chief Investment Officer of CIG	Floating Rate High Income Fund Strategic Income Fund	Mr. Popp has primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is also a member of the CIG Credit Committee. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund and Director, Chief Executive Officer and President of Credit Suisse Parkview BDC, Inc. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute's Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree in History from Pomona College and an M.B.A. in Finance and Marketing from the Wharton Graduate Division of the University of Pennsylvania.
Louis I. Farano, Managing Director	Floating Rate High Income Fund Strategic Income Fund	Mr. Farano is a Portfolio Manager for CIG with responsibility for senior loans. Prior to joining CIG in 2006, Mr. Farano served as a Vice President in the High Yield department at SG America Securities Inc. Mr. Farano holds a B.B.A. in Accounting from James Madison University and an M.B.A. in Finance from UCLA's Anderson School.
Nelson Louie, Managing Director and Global Head of the Commodities Team	Commodity ACCESS Strategy Fund Commodity Return Strategy Fund	Mr. Louie re-joined Credit Suisse in August 2010. From May 2009 to August 2010 he was an Executive Director in the Commodity Index Products area at UBS Securities, LLC. From June 2007 to May 2009 he was a Managing Director at AIG Financial Products responsible for North American Marketing of commodities-based solutions. From April 1993 to June 2007 he held positions within Credit Suisse. His responsibilities included portfolio management and overseeing a team that was responsible for enhanced commodity and equity index strategies, option based hedging solutions and option arbitrage products. He has been a member of the Commodities Team since August 2010. Mr. Louie holds a Bachelor of Arts degree in Economics from Union College.
Sheel Dhande, Director	Managed Futures Strategy Fund Multialternative Strategy Fund	Mr. Dhande is a Portfolio Manager for QIS. He joined Credit Suisse in 2008. Prior to joining Credit Suisse, Mr. Dhande worked in the Quantitative Portfolio Strategies group in the Fixed Income division at Lehman Brothers where he worked on creating liquid investment strategies that replicate Fixed Income indices and as a trader on the Fixed Income Index swaps desk. Mr. Dhande earned his bachelor's degree in Computer Engineering from the University of Pune and a master's from the MIT Media Lab where his area of research was artificial intelligence.
Yung-Shin Kung, Director	Managed Futures Strategy Fund Multialternative Strategy Fund	Mr. Kung is a member of Credit Suisse's Alternative Funds Solutions area (AFS) and a voting member of its Investment Committee. He serves as Head of Portfolio Management – Americas and Global Head of Relative Value research for AFS. In addition, he is Head and CIO of QIS, an industry pioneer in the development and management of liquid alternative investment portfolios. Mr. Kung rejoined Credit Suisse in 2009 after spending three years at Merrill Lynch as a Director in the Financial Products Group, where he developed and marketed customized structured products and provided advice and guidance to hedge fund investors. Prior to his time at Merrill Lynch, Mr. Kung spent eight years at Credit Suisse First Boston working in several departments including structured debt capital markets, technology investment banking and alternative investments. Mr. Kung began his career at Credit Suisse First Boston in 1997. He holds a B.A. in Economics from the University of Chicago, where he was elected Phi Beta Kappa, and fulfilled the college's requirements for a B.A. in Statistics.
Thomas J. Flannery, Managing Director	Floating Rate High Income Fund Strategic Income Fund	Mr. Flannery is a Portfolio Manager for CIG, with responsibility for trading, directing investment decisions, and originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse in November 2000 through the merger with DLJ. Previous to CIG, Mr. Flannery served as an Associate at First Dominion Capital, LLC, which he joined in 1998. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc., where he served as an Analyst in the Financial Restructuring Group, working on a variety of debtor and creditor representation assignments. Mr. Flannery graduated with a Bachelor of Science degree in Finance from Georgetown University.

NAME AND TITLE	FUND(S) MANAGED	EXPERIENCE
Timothy Boss, Vice President	Commodity ACCESS Strategy Fund	Mr. Boss is a portfolio manager and trader specializing in fixed income securities. He has been a member of the Commodities Team since 2009. Prior to joining Credit Suisse in 2004, he worked at State Street Capital Markets as a mutual fund analyst. Mr. Boss holds a Bachelor of Science and a Masters of Business Administration in Finance from Rider University.
Wing Chan, Managing Director	Floating Rate High Income Fund Strategic Income Fund	Ms. Chan is a Portfolio Manager of CIG with primary responsibility for high yield bonds. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco's High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder and holds a Series 3 license.
Alfred S. Bryant, Director	Emerging Markets Equity Fund	Mr. Bryant is a Director of Credit Suisse. He is a Portfolio Manager in the HOLT Active Equity Group. Mr. Bryant joined Credit Suisse in 2005. During this time, Mr. Bryant has focused on developing and implementing global equity investment strategies based upon the HOLT framework. Prior to joining Credit Suisse, Mr. Bryant spent four years working as a portfolio manager for institutional and private clients at Segall Bryant & Hamill Investment Counsel, based in Chicago. Mr. Bryant holds an MBA in Finance from the University of Wisconsin-Madison, and a BA from the College of Wooster and is a CFA charterholder.
Vivek Kapoor, Director	Volaris US Strategies Fund	Dr. Kapoor is a Director of Credit Suisse and a Senior Portfolio Manager for the Volaris Investment Team. Prior to joining Credit Suisse in 2012, Dr. Kapoor served as a trader in the Multi-Asset and Hybrids Group at Citi from 2007 until 2012. Prior to that Dr. Kapoor was a Risk Manager at Credit Suisse in the Global Structured Credit Trading Risk Management department. Dr. Kapoor was a post-doctoral research associate at Stanford University, and holds a doctorate from the Massachusetts Institute of Technology and a B.Eng from Delhi College of Engineering.
Christian Stauss, Managing Director	Volaris US Strategies Fund

Mr. Stauss is a lead US portfolio manager of the HOLT Active Equity Group. He joined Credit Suisse in 2012 from ROK Capital, where he was a Co-Founder and Chief Investment Officer. Prior to that, Mr. Stauss spent five years at Tremblant Capital where he was a Managing Director. Mr. Stauss began his asset management career at Fidelity Investments in London. Mr. Stauss holds a B.A. in economics from Dartmouth College and an M.B.A. from the University of Pennsylvania Wharton School.

Adam Steffanus, Director	Global Sustainable Dividend Equity Fund	Mr. Steffanus is a Director of Credit Suisse and co-manages the fund. Mr. Steffanus joined Credit Suisse in 2005 and is largely responsible for portfolio construction and risk management techniques. Prior to joining Credit Suisse, Mr. Steffanus was an analyst at a private equity firm and was responsible for structuring leveraged buyout transactions. He received his MBA from The University of Chicago Booth School of Business. Mr. Steffanus has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.
Michael Valentinas, Director	Global Sustainable Dividend Equity Fund	Mr. Valentinas is a Director of Credit Suisse and co-manages the fund. Mr. Valentinas is responsible for leading the development of HOLT's stock selection framework and researching global trends in the equity markets. Mr. Valentinas joined Credit Suisse in 2002 with the acquisition of HOLT Value Associates, a boutique equity research firm. Prior to joining HOLT, Mr. Valentinas was a tax and compensation consultant for Arthur Andersen. He is a CPA and graduate of DePaul University in Chicago, Illinois.

MORE ABOUT THE FUNDS

■   THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC

One Madison Avenue
New York, NY 10010

■  Investment adviser for each fund and investment manager for each Subsidiary

■  Responsible for managing each fund's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

Credit Suisse Asset Management, LLC is referred to as "Credit Suisse" throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED

One Cabot Square
London, E14 4QJ
United Kingdom

■  Sub-adviser for the Strategic Income Fund

■  Responsible for assisting Credit Suisse in the management of certain of the Strategic Income Fund's international assets according to its goal and strategies

■  Part of the asset management business of Credit Suisse Group AG

The Commodity ACCESS Strategy Fund pays advisory fees at the annual rate of 0.80% of average daily net assets. For the 2015 fiscal year, the Commodity ACCESS Strategy Fund paid Credit Suisse 0.10% of its average net assets for advisory services, after waivers and reimbursements. A discussion regarding the basis for the applicable Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's Semiannual Report to shareholders for the fiscal period ended April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Commodity ACCESS Strategy Fund's operating expenses to 1.15% of the fund's average daily net assets for Class A shares, 1.90% of the fund's average daily net assets for Class C shares and 0.90% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Commodity Strategy Funds is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

The Commodity Return Strategy Fund pays advisory fees at the annual rate of 0.50% of average daily net assets. For the 2015 fiscal year, the Commodity Return Strategy Fund paid Credit Suisse 0.50% of its average net assets for advisory services. A discussion regarding the basis for the applicable Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's Semiannual Report to shareholders for the period ended April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Commodity Return Strategy Fund's operating expenses to 1.05% of the fund's average daily net assets for Class A shares, 1.80% of the fund's average daily net assets for Class C shares and 0.80% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Commodity Strategy Funds is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

The Floating Rate High Income Fund pays advisory fees at the annual rate of 0.70% of average daily net assets less than or equal to $100 million and 0.50% of average daily net assets greater than $100 million. For the 2015 fiscal year, the Floating Rate High Income Fund paid Credit Suisse 0.44% of its average net assets for advisory services, after waivers and reimbursements. A discussion regarding the basis for the applicable Board of Trustees' approval of its fund's investment advisory agreement is available in the fund's Semiannual Report to shareholders for the period ended April 30, 2015.

Credit Suisse will waive fees and reimburse expenses so that the Floating Rate High Income Fund's annual operating expenses will not exceed 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

The Strategic Income Fund pays advisory fees at the annual rate of 0.75% of average daily net assets. For the 2015 fiscal year, the Strategic Income Fund paid Credit Suisse 0.59% of its average net assets for advisory services, after waivers and reimbursements. A discussion regarding the basis for the applicable Board of Trustees' approval of the fund's investment advisory contract and sub-advisory contract is available in the fund's Semiannual Report to shareholders for the fiscal period ended April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Strategic Income Fund's operating expenses to 1.24% of the fund's average daily net assets for Class A shares, 1.99% of the fund's average daily net assets for Class C shares and 0.99% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Opportunity Funds is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

The Managed Futures Strategy Fund pays advisory fees at the annual rate of 0.95% of average daily net assets. For the 2015 fiscal year, the Managed Futures Strategy Fund paid Credit Suisse 0.88% of its average net assets for advisory services, after waivers and reimbursements. A discussion regarding the basis for the applicable Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's Semiannual Report to shareholders for the fiscal period ended April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Managed Futures Strategy Fund's operating expenses to 1.55% of the fund's average daily net assets for Class A shares, 2.30% of the fund's average daily net assets for Class C shares and 1.30% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Opportunity Funds is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

The Multialternative Strategy Fund pays advisory fees at the annual rate of 0.95% of average daily net assets. For the 2015 fiscal year, Credit Suisse waived its fee for advisory services for the Multialternative Strategy Fund. A discussion regarding the basis for the applicable Board of Trustees' approval of the fund's investment advisory contract is available in the fund's Semiannual Report to shareholders for the fiscal period ended April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Multialternative Strategy Fund's operating expenses to 1.10% of the fund's average daily net assets for Class A shares, 1.85% of the fund's average daily net assets for Class C shares and 0.85% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Credit Suisse Opportunity Funds is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

The Emerging Markets Equity Fund pays advisory fees at the annual rate of 0.90% of average daily net assets. For the 2015 fiscal year, Credit Suisse waived its fee for advisory services for the Emerging Markets Equity Fund. A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's Semiannual Report to shareholders for the period ended April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Emerging Markets Equity Fund's operating expenses to 1.50% of the fund's average daily net assets for Class A shares, 2.25% of the fund's average daily net assets for Class C shares and 1.25% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (i.e., litigation and indemnification) and any other costs and expenses that may be approved by the Board of Trustees. Credit Suisse Opportunity Funds is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

The Volaris US Strategies Fund pays advisory fees at the annual rate of 1.00% of average daily net assets. For the 2015 fiscal year, the Volaris US Strategies Fund paid Credit Suisse 0.08% of its average net assets for advisory services, after waivers and reimbursements. A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's Semiannual Report to shareholders for the period ended April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Volaris US Strategies Fund's operating expenses to 1.55% of the fund's average daily net assets for Class A shares, 2.30% of the fund's average daily net assets for Class C shares and 1.30% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (i.e., litigation and indemnification) and any other costs and expenses that may be approved by the Board of Trustees. Credit Suisse Opportunity Funds is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

The Global Sustainable Dividend Equity Fund pays advisory fees at the annual rate of 0.60% of average daily net assets. For the 2015 fiscal period, Credit Suisse waived its fee for advisory services for the Global Sustainable Dividend Equity Fund. A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's Semiannual Report to shareholders for the period ending April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Global Sustainable Dividend Equity Fund's operating expenses to 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares at least through February 28, 2017. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (i.e., litigation and indemnification) and any other costs and expenses that may be approved by the Board of

Trustees. Credit Suisse Opportunity Funds is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2017.

As discussed in the "Principal Investment Strategies" section, each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund may invest up to 25% of its total assets in its Subsidiary. Each Subsidiary has entered into a separate contract with Credit Suisse whereby Credit Suisse or its affiliates provide investment advisory and other services to the Subsidiary. Neither Credit Suisse nor any affiliate receives separate compensation from a Subsidiary for providing it with investment advisory or administrative services. However, each fund pays Credit Suisse and its affiliates based on the applicable fund's assets, including the assets in the applicable Subsidiary.

■   SHARE VALUATION

The net asset value ("NAV") of each class of each fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. It is calculated by dividing a fund's total assets, less its liabilities, by the number of shares outstanding. The most recent NAV of each class of each fund is available on the funds' website at www.credit-suisse.com/us/funds or by calling Credit Suisse Funds at 877-870-2874.

The funds' equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost unless it is determined that using this method would not reflect an investment's fair value. Investments in open-end investment companies are valued at their NAV each business day. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded. Each fund's investment in its Subsidiary, if applicable, is valued at the Subsidiary's NAV each business day. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Securities, options, swaps and futures contracts, structured note agreements and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before a fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the applicable Board of Trustees under procedures established by the Board of Trustees. Each fund may utilize a service provided by an independent third party which has been approved by the applicable Board of Trustees to fair value certain securities.

The funds also may use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a fund prices its shares. A fund may use a fair value model developed by an independent third party pricing service, which has been approved by its Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time. Each Subsidiary is subject to the same valuation policies as its fund.

The funds' fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

Each fund earns income from a variety of investments, including dividends from stocks, interest from fixed income, money market and other investments and income from structured notes and swap agreements. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

Each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund and Global Sustainable Dividend Equity Fund declares and pays dividends quarterly. Each of the Floating Rate High Income Fund and the Strategic Income Fund declares dividends daily and pays them monthly. Each of the Emerging Markets Equity Fund and the Volaris US Strategies Fund declares and pays dividends annually. Each fund typically distributes capital gains annually, usually in December. The funds may make additional distributions and dividends at other times if it is necessary for the fund to avoid a federal tax.

Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

■   TAXES

The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives, including commodity-linked swaps, would not be qualifying income. As a result, any income a fund derives from direct investments in such commodity-linked derivatives must be limited to a maximum of 10% of the fund's gross income in order for the fund to satisfy the source of income requirement. If a fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If a fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

Commodity ACCESS Strategy Fund, Managed Futures Strategy Fund and Multialternative Strategy Fund Only

The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary and certain commodity-linked structured notes would constitute qualifying income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, none of the above-mentioned funds has received, and there can be no assurance that the IRS will grant, such a private letter ruling to a fund. If a fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the fund's investment in the Subsidiary and (solely with respect to the Commodity ACCESS Strategy Fund) certain commodity-linked structured notes, will not be considered qualifying income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes.

Commodity Return Strategy Fund Only

The IRS has issued a private letter ruling to the Commodity Return Strategy Fund in which the IRS specifically concluded that income from a certain commodity index-linked note substantially similar to the notes in which the Commodity Return Strategy Fund invests is qualifying income. In addition, the IRS has issued a private letter ruling to the Commodity Return Strategy Fund confirming that income derived from the Commodity Return Strategy Fund's investment in the Subsidiary will also constitute qualifying income to the Commodity Return Strategy Fund, even if the Subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Based on such rulings, the Commodity Return Strategy Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, and investments in commodity index-linked notes.

All Funds

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a fund.

TAXES ON DISTRIBUTIONS

As long as your fund continues to meet the requirements for being a tax-qualified RIC, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the funds, whether reinvested or taken in cash, are generally taxable. Distributions of taxable income from a fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

Any dividend or distribution declared by the funds in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the funds not later than such December 31, provided such dividend is actually paid during January of the following year.

Credit Suisse will mail to you a Form 1099-DIV by mid-February each year, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide your fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, 28% of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder are eligible for an exemption from U.S. withholding tax.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale, redemption or other disposition of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

Any time you sell or redeem fund shares or exchange fund shares for shares of another fund, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

■   STATEMENTS AND REPORTS

If you invest directly through a fund, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of the name or address of the registered owner(s)

■  otherwise, every calendar quarter

Each fund also produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, each fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 877-870-2874.

Each fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us/funds. This information is posted on the funds' website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the funds' policies and procedures with respect to disclosure of its portfolio securities is available in the funds' SAI.

CHOOSING A CLASS OF SHARES

This Prospectus offers you a choice of three classes of shares: Classes A, C and I. Class I shares are only available to certain types of investors, as described below. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment and the total costs and expenses associated with a particular share class.

CLASS A AND C

With respect to Class A and Class C shares:

■  Class A shares may be a better choice than Class C shares if you are investing for the long term, especially if you are eligible for a reduced sales charge

■  Class C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

■  Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A shares, but because Class C shares have higher annual expenses, they are generally not appropriate if you are investing for the long term

Class A and C shares are described in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A and Class C, which you should discuss with your financial representative. Your financial representative will receive different compensation depending on the class you choose.

MAIN FEATURES

CLASS A

■  Initial sales charge of up to 4.75% for each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Floating Rate High Income Fund and the Strategic Income Fund, and 5.25% for each of the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund

■  Lower sales charge for large purchases

■  No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

■  Lower annual expenses than Class C shares because of lower 12b-1 fee

CLASS C

■  No initial sales charge

■  Deferred sales charge of 1.00% if you sell shares during the first year of purchase

■  Higher annual expenses than Class A shares because of higher 12b-1 fee

■  No conversion to Class A shares, so annual expenses remain higher

CLASS I

Class I shares are offered to (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) employees of Credit Suisse or its affiliates and current and former Directors and Trustees of funds advised by Credit Suisse or its affiliates, (4) Credit Suisse or its affiliates and (5) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made.

Class I shares also are offered to clients of financial intermediaries (including broker-dealers and registered investment advisers ("RIAs")) who charge such clients an ongoing fee for advisory, investment, consulting or similar services. The aggregate value of such accounts with respect to each financial intermediary must be at least $250,000 (or be anticipated by the principal underwriter to reach $250,000).

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

You may be able to convert your shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program that has an agreement with Credit Suisse or Credit Suisse Securities (USA) LLC ("CSSU"), the funds' distributor, specific for this purpose. In such instance, your shares automatically may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

With respect to employees of Credit Suisse or its affiliates, the minimum initial investment for Class I shares is $2,500.

If your shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

More information about the funds' classes of shares is available through Credit Suisse's website. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■  the front-end sales charges that apply to the purchase of Class A shares

■  the deferred sales charges that apply to the redemption of Class C shares

■  who qualifies for lower sales charges on Class A shares

■  who qualifies for a sales load waiver

Go to www.credit-suisse.com/us/funds and click on "Breakpoint Discounts."

You may also go to the FINRA website, www.finra.org, and click on "Understanding Mutual Fund Classes" under "Investor Information: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

BUYING AND SELLING SHARES

■   OPENING AN ACCOUNT

You may invest in each class of shares of the funds through certain financial representatives and you also may invest directly through the funds, subject to certain eligibility requirements. You should contact your financial representative or the fund to open an account and make arrangements to buy shares.

If you invest through a financial representative, your financial representative will be responsible for furnishing all necessary documents to the appropriate fund, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

If you invest directly through a fund, you will be required to complete an account application with the fund. Your account application provides the fund with key information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future. If you need an application, call the Shareholder Service Center to receive one by mail or fax. You can make your initial investment through the fund by check or wire. The "By Wire" method enables you to buy shares on a particular day at that day's closing NAV.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

■   BUYING AND SELLING SHARES

The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative or the fund must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. eastern time) in order for it to be priced at the day's offering price. If your request is received after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative or the fund has received a completed purchase application and payment for shares (as described in this Prospectus). The funds reserve the right to reject any purchase order.

The funds reserve the right to modify or waive the minimum investment amount requirements. The maximum investment amount in Class C shares is $1,000,000.

If you invest in the funds through a financial representative, you should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the fund on the day you redeem.

If you invest directly through the funds, please see the "Buying Shares" table and the "Selling Shares" table on the following pages. If you do not list a financial advisor and his/her brokerage firm on the account application, CSSU is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares. If you wish to invest directly by mail, please send a check payable to Credit Suisse Family of Funds, along with a completed application form by regular mail: Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or overnight mail: Credit Suisse Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the account application. If you invest directly through the funds and wish to pay for your shares by check, please make the check payable in U.S. dollars to Credit Suisse Family of Funds. Unfortunately, the funds cannot accept "starter" checks that do not have your name pre-printed on them. The funds also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

If you invest in the funds through a financial representative, your financial representative may impose a minimum account balance required to keep your account open.

■   EXCHANGING SHARES

If you invest in the funds through a financial representative you should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

The funds reserve the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If the funds reject an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call the funds at 877-870-2874.

BUYING SHARES

The table below is only applicable to purchases of shares directly from the funds.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
■ Complete and sign the New Account Application.
■ For IRAs use the Universal IRA Application. (Class A and Class C only)
■ Make your check payable to Credit Suisse Funds.
■ Write the fund name on the check.
■ Mail to Credit Suisse Funds.	■ Make your check payable to Credit Suisse Funds.
■ Write the account number and the fund name on your check.
■ Mail to Credit Suisse Funds.
■ Minimum amount is $100 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares (except that for Commodity Return Strategy Fund shareholders as of the close of business on May 31, 2010, and Floating Rate High Income Fund shareholders as of the close of business on February 28, 2012, the minimum amount is $10,000).
BY EXCHANGE
■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund.
■ Minimum amount is $250 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares (except that for Commodity Return Strategy Fund shareholders as of the close of business on May 31, 2010, and Floating Rate High Income Fund shareholders as of the close of business on February 28, 2012, the minimum amount is $10,000).
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.
BY WIRE
■ Complete and sign the New Account Application.
■ Call the Shareholder Service Center and fax the signed New Account Application by 4 p.m. eastern time.
■ The Shareholder Service Center will telephone you with your account number. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire your initial investment for receipt that day.
■ Mail the original, signed application to Credit Suisse Funds.
■ This method is not available for IRAs.	■ Call the Shareholder Service Center by 4 p.m. eastern time to inform the Shareholder Service Center of the incoming wire. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire the money for receipt that day.
■ Minimum amount is $500 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares (except that for Commodity Return Strategy Fund shareholders as of the close of business on May 31, 2010, and Floating Rate High Income Fund shareholders as of the close of business on February 28, 2012, the minimum amount is $10,000).
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
■ Cannot be used to open an account.	■ Call the Shareholder Service Center to request an ACH transfer from your bank.
■ Your purchase will be effective at the next NAV calculated after the fund receives your order in proper form.
■ Minimum amount is $50 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares (except that for Commodity Return Strategy Fund shareholders as of the close of business on May 31, 2010, and Floating Rate High Income Fund shareholders as of the close of business on February 28, 2012, the minimum amount is $10,000).
■ Requires ACH on Demand privileges.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

SELLING SHARES

The table below is only applicable to redemptions of shares directly from the funds.

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL
Write a letter of instruction that includes:
■ your name(s) and signature(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
■ Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).	■ Accounts of any type. ■ Sales of any amount. ■ For IRAs please use the IRA Distribution Request Form.
BY EXCHANGE
■ Call the Shareholder Service Center to request an exchange into another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.
BY PHONE
■ Call the Institutional Services Center to request a redemption. You can receive the proceeds as:
■ a check mailed to the address of record ($100 minimum)
■ an ACH transfer to your bank ($50 minimum)
■ a wire to your bank ($500 minimum) See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.
BY WIRE OR ACH TRANSFER
■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges. ■ Requests by phone or mail.

HOW TO REACH THE FUNDS

Shareholder Service Center
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US/FUNDS

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account registration]

■   SELLING SHARES IN WRITING

If you are invested directly through a fund, some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling the funds at the Shareholder Service Center toll-free number.

■   RECENTLY PURCHASED SHARES

For shares purchased directly from a fund other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

■   LOW-BALANCE ACCOUNTS

If you hold shares through an account with a fund and your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds. For Class I shareholders of the Commodity ACCESS Strategy Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund, the minimum account balance requirement is $100,000 (or $2,500 for employees of Credit Suisse or its affiliates across all Credit Suisse Funds). For investors who became Class I shareholders of the Commodity Return Strategy Fund after May 31, 2010 or the Floating Rate High Income Fund after February 28, 2012, the minimum account balance requirement is $100,000. For Class I shareholders of the Commodity Return Strategy Fund as of the close of business on May 31, 2010 or the Floating Rate High Income Fund as of February 28, 2012, the minimum account balance requirement is $10,000. For Class A and Class C shares of the funds, the minimum account balance requirements are as follows:

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:	$2,000
IRAs:	$250
Transfers/Gifts to Minors:	$250

The funds reserve the right to modify or waive this requirement. If the funds increase the minimum amount required to keep an account open, they will give current shareholders 15 days' notice of any increase. The funds also reserve the right, if they raise the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds after providing you with 60 days' notice as described above.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative, of if you invest directly through the fund, by calling the Shareholder Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For accounts maintained directly with the funds: for automatically reinvesting your dividend and capital gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

■   RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

■  Traditional IRAs

■  Roth IRAs

■  Spousal IRAs

■  Rollover IRAs

■  SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

■   ACCOUNT CHANGES

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

If you are purchasing shares directly from the funds, your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and the fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

For purchases directly from the funds, if you wire money to the fund without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial representative may charge a fee to send or receive wire transfers.

While the funds monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders with the fund by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to a fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The funds will take steps to detect and eliminate excessive trading in fund shares, pursuant to the funds' policies as described in this Prospectus and approved by the Boards of Trustees. The funds define excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The funds' distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers. However, the funds may not always be able to detect frequent trading activity by clients and customers of financial intermediaries if such clients or customers invest in the funds through their financial intermediary's omnibus account with the funds. By their nature, omnibus accounts in which purchases and sales of fund shares by multiple investors are aggregated for presentation to the funds on a net basis, conceal the identity of the individual investors in the funds.

The funds reserve the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the funds reserve the right to reject a purchase or exchange order from any investor or intermediary that the funds have reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The funds have also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the funds do and have different consequences associated with it.

The funds' policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   SPECIAL SITUATIONS

The funds reserve the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering their shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect the funds)

OTHER SHAREHOLDER INFORMATION

■   CLASSES OF SHARES AND SALES CHARGES

Class A and C shares are identical except in two important ways: (1) each class bears different distribution and service fees and sales charges and (2) each class has different exchange privileges. Class A and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

■   CLASS A SHARES

OFFERING PRICE:

The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE – CLASS A (COMMODITY ACCESS STRATEGY FUND, COMMODITY RETURN STRATEGY FUND, FLOATING RATE HIGH INCOME FUND AND STRATEGIC INCOME FUND)

AMOUNT PURCHASED	AS A % OF AMOUNT INVESTED	AS A % OF OFFERING PRICE	COMMISSION TO FINANCIAL REPRESENTATIVE AS A % OF OFFERING PRICE
Less than $50,000	4.99%	4.75%	4.25%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	0.50%**

*  On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC" below).

**  The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases of $1 million up to and including $10 million, up to 0.25% on the next $40 million, and up to 0.125% on purchase amounts over $50 million.

INITIAL SALES CHARGE – CLASS A (MANAGED FUTURES STRATEGY FUND, MULTIALTERNATIVE STRATEGY FUND, EMERGING MARKETS EQUITY FUND, VOLARIS US STRATEGIES FUND AND GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND)

AMOUNT PURCHASED	AS A % OF AMOUNT INVESTED	AS A % OF OFFERING PRICE	COMMISSION TO FINANCIAL REPRESENTATIVE AS A % OF OFFERING PRICE
Less than $50,000	5.54%	5.25%	4.75%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	1.00%**

*  On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC" below).

**  The distributor may pay a financial representative a fee as follows: up to 1% on purchases of $1 million up to and including $3 million, up to 0.50% on the next $47 million, and up to 0.25% on purchase amounts over $50 million.

The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1.  Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2.  Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3.  Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4.  UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the funds' transfer agent or distributor. For more information, contact your financial representative.

All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. In order to determine whether you qualify for a reduced sales charge on your current purchase, you must notify your financial representative of any other investments that you or your related accounts have in the Credit Suisse Funds, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  investment advisory clients of Credit Suisse;

(2)  officers, current and former trustees of the funds, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3)  an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or IRA self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4)  shares purchased by (a) RIAs on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5)  shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)  Class A shares acquired when dividends and distributions are reinvested in the funds;

(7)  Class A shares offered to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise; and

(8)  For financial intermediaries who have entered into an agreement with the fund's distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the funds' transfer agent or distributor. For more information, contact your financial representative.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

Letter of Intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the funds during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the funds' distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

Right of Accumulation. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

Concurrent Purchases. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

Reinstatement Privilege. If you have redeemed Class A or Class C shares, the Reinstatement Privilege permits shareholders to reinvest the proceeds in Class A or Class C shares, respectively, of the fund or of another Credit Suisse Fund within 30 days from the date of redemption without an initial sales charge or a deferred sales charge, as appropriate. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC or CDSC paid to the distributor may be credited with the amount of the Class A Limited CDSC or CDSC, as appropriate, in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

Class A Limited CDSC. A Class A Limited CDSC will be imposed by the funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more for a fund and the distributor paid a commission to the financial representative.

The Class A Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Class A Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Class A Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

The Class A Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% (for the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Floating Rate High Income Fund and the Strategic Income Fund) or 1% (for the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund) of:

■  the NAV at the time of purchase of the Class A shares being redeemed; or

■  the NAV of such Class A shares at the time of redemption.

For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Class A Limited CDSC will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

■   CLASS C SHARES

You may choose to purchase Class C shares at a fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be assessed in an amount equal to the lesser of the then-current NAV or the original purchase price of the shares identified for redemption. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest. Class C shares do not automatically convert to Class A shares. Class C shares of each fund are subject to a distribution fee of 1.00% of average daily net assets.

Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

THE CDSC ON CLASS C SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  shares received pursuant to the exchange privilege that are currently exempt from a CDSC;

(2)  redemptions as a result of shareholder death or disability (as defined in the Code);

(3)  redemptions made pursuant to the fund's automatic withdrawal plan, pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4)  redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Code; and

(5)  Class C shares acquired when dividends and distributions are reinvested in the fund.

Redemptions effected by a fund pursuant to its right to liquidate a shareholder's account will not be subject to the CDSC. The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by Credit Suisse or its affiliates.

Reinstatement Privilege. If you redeemed Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class C shares of the fund or of another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, is responsible for making the funds available to you. In addition, with respect to shareholders who have invested through an account with the fund, CSSU is responsible for account service and maintenance and other administrative services related to the sale of the shares.

Each fund has adopted 12b-1 Plans for Class A and C shares pursuant to the rules under the 1940 Act. These plans allow the funds to pay distribution and service fees for the sale and servicing of Classes A and C of the funds' shares. Under the plans, the distributor is paid 0.25% and 1.00% per annum of the average daily net assets of the funds' Class A and C shares, respectively. Since these fees are paid out of the funds' assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by the distributor under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

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FOR MORE INFORMATION

More information about the funds is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI which provides more details about the funds is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, and other information and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us/funds

The funds' SAI and Annual and Semiannual Reports are available on Credit Suisse's website,
www.credit-suisse.com/us/funds.

SEC file number:

Credit Suisse Commodity Strategy Funds  811-21589

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Opportunity Funds  811-09054

Credit Suisse Floating Rate High Income Fund

Credit Suisse Strategic Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Emerging Markets Equity Fund

Credit Suisse Volaris US Strategies Fund

Credit Suisse Global Sustainable Dividend Equity Fund

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US/FUNDS

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  CS-PRO-0216

CREDIT SUISSE FUNDS

Prospectus

Class B Shares

February 29, 2016

■  CREDIT SUISSE
FLOATING RATE HIGH INCOME FUND

CLASS B SHARES: CHOBX

Effective February 29, 2012, Class B shares of the Credit Suisse Floating Rate High Income Fund are no longer offered for sale.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

FUND SUMMARY	4
SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES	13
THE FUND IN DETAIL	14
Goal and Strategies	14
Principal Risk Factors	15
FINANCIAL HIGHLIGHTS	20
MEET THE MANAGERS	21
MORE ABOUT THE FUND	23
The Management Firm	23
Share Valuation	23
Distributions	25
Taxes	25
Statements and Reports	27
SELLING SHARES	28
SHAREHOLDER SERVICES	31
OTHER POLICIES	32
OTHER SHAREHOLDER INFORMATION	34
OTHER INFORMATION	36
About the Distributor	36
FOR MORE INFORMATION	back cover

3

CREDIT SUISSE FLOATING RATE
HIGH INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

CLASS B
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	4.00%[1]
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.51%
Distribution and service (12b-1) fee	1.00%
Other expenses	0.26%
Total annual fund operating expenses[2]	1.77%

  1  4% during the first year decreasing 1% annually to 0% after the fourth year.

  2  Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 1.70% of the fund's average daily net assets for Class B shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

4

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS B (redemption at end of period)	$580	$757	$959	$1,886
CLASS B (no redemption)	$180	$557	$959	$1,886

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2015, the fund's portfolio turnover rate was 46% of the average value of its portfolio.

5

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield, fixed income securities (commonly referred to as "junk bonds"). The high yield, fixed income securities in which the fund will invest for purposes of this 80% policy will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund generally will not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below by Moody's Investor Services ("Moody's") and CC or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")) but may continue to hold securities which are subsequently downgraded.

6

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BELOW INVESTMENT GRADE SECURITIES RISK

Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

CONFLICT OF INTEREST RISK

Affiliates of Credit Suisse may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law,

the presence of Credit Suisse's affiliates in the loans market may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

CREDIT RISK

The issuer of a security, the borrower of a loan or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

FOREIGN SECURITIES RISK

Investing outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose

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capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST RATE RISK

Changes in interest rates may cause a decline in market value of an investment. With loans, bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. The impact of interest rate changes on floating rate instruments is typically mitigated by the periodic interest rate adjustments of the instruments.

LIQUIDITY RISK

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly available information, some Senior Loans are not as easily purchased or sold as publicly traded securities. No active trading market may exist for certain Senior Loans and other fixed income instruments and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity and wide bid/ask spreads. This may impair the ability of the fund to sell or realize the full value of its Senior Loans or other fixed income instruments in the event of a need to liquidate such assets.

Transactions in Senior Loans may settle on a delayed basis, resulting in the proceeds from the sale of Senior Loans not being readily available to make additional investments or to meet the fund's redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and fixed income instruments, and the mutual funds that invest in them.

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Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

PREPAYMENT RISK

In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

SENIOR LOANS RISKS

Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

VALUATION RISK

The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund.

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PERFORMANCE

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class B shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower than those shown. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. Performance information for periods prior to June 3, 2011 does not reflect the current investment strategies. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/15:	ONE YEAR 2015	FIVE YEARS 2011-2015	TEN YEARS 2006-2015	INCEPTION DATE
CLASS B RETURN BEFORE TAXES	-3.19%	3.44%	4.86%	3/8/99
CLASS B RETURN AFTER TAXES ON DISTRIBUTIONS	-4.65%	1.95%	2.55%
CLASS B RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	-1.79%	2.04%	2.83%
CREDIT SUISSE LEVERAGED LOAN INDEX TOTAL RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	-0.39%	3.76%	4.09%

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

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PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Thomas J. Flannery, a Managing Director of Credit Suisse, Louis I. Farano, a Managing Director of Credit Suisse and Wing Chan, a Managing Director of Credit Suisse. Messrs. Popp, Flannery and Farano and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1998, 2006 and 2005, respectively.

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PURCHASE AND SALE OF FUND SHARES

Effective February 29, 2012, Class B shares of the fund are no longer offered for sale. Existing shareholders may continue to purchase additional Class B shares of the fund through the reinvestment of dividends and capital gain distributions paid by the fund. All purchase orders received for Class B shares will be returned.

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SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase the fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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THE FUND IN DETAIL

■   GOAL AND STRATEGIES

PRINCIPAL STRATEGIES

The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's and BB or lower by S&P), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly considered the equivalent of "junk bonds." The high yield, fixed income securities in which the fund will invest for purposes of this 80% policy will consist entirely of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans typically are secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is adjusted periodically to a recognized base rate, typically the London Interbank Offered Rate (LIBOR). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund may invest in other mutual funds (including other Credit Suisse Funds). The fund seeks to moderate risk by investing in a diversified portfolio of issuers across a variety of industry sectors. Investments are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them. The fund will generally not invest in instruments rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

The fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

In choosing investments, the portfolio managers:

■  continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

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■  analyze business conditions affecting investments, including

■  changes in economic activity and interest rates

■  availability of new investment opportunities

■  economic outlook for specific industries

■  seek to moderate risk by investing among a variety of industry sectors and issuers

The portfolio managers may sell investments for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policies may be changed by the Board of Trustees on 60 days' notice to shareholders.

PRINCIPAL PORTFOLIO INVESTMENTS

The instruments in which the fund invests are:

■  floating rate loans and notes

■  high yield corporate bonds and notes

■  convertible bonds and preferred stocks

■  equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

The fund may invest:

■  without limit in floating rate debt securities, including their unrated equivalents

■  up to 30% of assets in securities of non-U.S. issuers

To a limited extent the fund may also engage in other investment practices.

■   RISK FACTORS

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks.

PRINCIPAL RISK FACTORS

BELOW INVESTMENT GRADE SECURITIES RISK

Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific

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issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

Conflict of Interest Risk Affiliates of Credit Suisse may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse's affiliates in the loans market may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Credit Risk The issuer of a security, the borrower of a loan or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Currency Risk Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

Currency exchange rates may be particularly affected by the relative interest rates and rates of inflation, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Intervention by central banks or the imposition of regulatory controls or taxes, among other methods, may be used by governments to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could alter or interfere with free market currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Foreign Securities Risk Investing outside the U.S. carries additional risks that include:

■  Currency Risk See "Currency Risk" above.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose

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capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

■  Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

■  Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With loans, bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Liquidity Risk Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Market Risk The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

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Senior Loans Risks Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions.

Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. The fund's access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value. Where the fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund.

OTHER RISK FACTORS

Correlation Risk Changes in the value of a hedging instrument may not match those of the investment being hedged.

Derivatives Risk Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The fund's investments in derivatives are also subject to the risk that "speculative positions limits" imposed by the Commodity Futures Trading Commission (the "CFTC") and certain futures exchanges on net long

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and short positions may require the fund to limit or unravel positions in certain types of investments; the CFTC has recently adopted new rules that will apply a new aggregation standard for position limits purposes, which may further limit the fund's ability to trade futures contracts and swaps. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the funds. If the new rule goes into effect, it could limit the ability of a fund to invest or remain invested in derivatives.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Hedged Exposure Risk The fund's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Risks of Investing in Other Funds Other mutual funds and ETFs are subject to investment advisory and other expenses. If the fund invests in other mutual funds or ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and

ETFs in addition to the fund's direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF.

Credit Suisse serves as the adviser to other mutual funds in which the fund may invest. It is possible that a conflict of interest among the fund and the other Credit Suisse Funds could affect how Credit Suisse fulfills its fiduciary duties to the fund and the other Credit Suisse Funds.

Speculative Exposure Risk Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from swaps, writing uncovered call options and speculative short sales are unlimited.

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FINANCIAL HIGHLIGHTS

The financial highlights tables show the fund's audited financial performance for up to five years. Certain information in the tables reflect results for a single fund share. Total return in the tables represents how much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below for the fiscal year ended October 31, 2015 have been audited by the fund's independent registered public accounting firm, KPMG LLP whose report on the fund's financials statement is included in the fund's Annual Report. The figures below for the fiscal years ended October 31, 2014, 2013, 2012 and 2011 have been audited by PricewaterhouseCoopers LLP, the fund's former independent registered public accounting firm. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

CLASS B YEAR ENDED:	10/15	10/14	10/13	10/12	10/11
Per share data
Net asset value, beginning of year	$6.91	$7.00	$6.93	$6.70	$6.74
Investment Operations
Net investment income[1]	0.23	0.21	0.25	0.26	0.39
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.12)	(0.09)	0.07	0.22	(0.06)
Total from investment operations	0.11	0.12	0.32	0.48	0.33
Redemption Fees	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Less Dividends and Distributions
Dividends from net investment income	(0.23)	(0.21)	(0.25)	(0.25)	(0.37)
Distributions from net realized gains	(0.00)[3]	—	—	—	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends and distributions	(0.23)	(0.21)	(0.25)	(0.25)	(0.37)
Net asset value, end of year	$6.79	$6.91	$7.00	$6.93	$6.70
Total return[4]	1.64%	1.77%	4.64%	7.30%	5.03%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$2,112	$3,638	$4,422	$5,185	$4,647
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets excluding interest expense	1.70%	—	—	—	—
Ratio of net investment income to average net assets	3.34%	3.07%	3.52%	3.83%	5.80%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.07%	0.20%	0.68%
Portfolio turnover rate	46%	57%	89%	96%	144%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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MEET THE MANAGERS

The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, Thomas J. Flannery, Louis I. Farano and Wing Chan.

John G. Popp is the lead manager for the fund and oversees the fund's overall industry, credit, duration, yield curve positioning and security selection. Thomas J. Flannery, Louis I. Farano and Wing Chan focus on the fund's industry and issuer allocations.

John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Suisse Credit Investments Group ("CIG"), with primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is also a member of the CIG Credit Committee. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund and Director, Chief Executive Officer and President of Credit Suisse Park View BDC, Inc. Previous to Credit Suisse, Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. In 1989, Mr. Popp joined the Corporate Finance Department of Kidder Peabody & Co., Inc. as Senior Vice President, previously serving as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert. Mr. Popp is a member of the Brookings Institute's Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a Bachelor of Arts degree in History from Pomona College and an M.B.A. in Finance and Marketing from the Wharton Graduate Division of the University of Pennsylvania.

Thomas J. Flannery is a Managing Director of Credit Suisse and Portfolio Manager for CIG with responsibility for trading, directing investment decisions, and originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse in November 2000 through the merger with DLJ. Previous to CIG, Mr. Flannery served as an Associate at First Dominion Capital, LLC, which he joined in 1998. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc., where he served as an Analyst in the Financial Restructuring Group, working on a variety of debtor and creditor representation assignments. Mr. Flannery graduated with a Bachelor of Science degree in Finance from Georgetown University.

Louis I. Farano is a Managing Director of Credit Suisse and a Portfolio Manager for CIG with responsibility for senior loans. Prior to joining CIG in 2006, Mr. Farano served as a Vice President in the High Yield department at SG America Securities Inc. Mr. Farano holds a B.B.A. in Accounting from James Madison University and an M.B.A. in Finance from UCLA's Anderson School.

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Wing Chan is a Managing Director of Credit Suisse and a Portfolio Manager of CIG with primary responsibility for high yield bonds. Prior to joining Credit Suisse in 2005, Ms. Chan served as an Associate Portfolio Manager in Invesco's High Yield group. Previously, Ms. Chan worked at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology. Ms. Chan is a CFA Charterholder and holds a Series 3 license.

The Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Job titles indicate position with the investment adviser.

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MORE ABOUT THE FUND

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

One Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

The fund pays advisory fees at the annual rate of 0.70% of average daily net assets less than or equal to $100 million and 0.50% of average daily net assets greater than $100 million. For the 2015 fiscal year, the fund paid Credit Suisse 0.44% of its average net assets for advisory services, after waivers and reimbursements. A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's Semiannual

Report to shareholders for the period ended April 30, 2015.

Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 1.70% of the fund's average daily net assets for Class B shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

■   SHARE VALUATION

The net asset value ("NAV") of each class of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. It is calculated by dividing the fund's total assets, less its liabilities, by the number of shares outstanding. The most recent NAV of each class of each fund is available on the funds' website at www.credit-suisse.com/us/funds or by calling Credit Suisse Funds at 877-870-2874.

The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may

23

use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost unless it is determined that using this method would not reflect an investment's fair value. Investments in open-end investment companies are valued at their NAV each business day. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded. Securities, options, swaps and futures contracts, structured note agreements and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The fund also may use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund may use a fair value model developed by an independent third party pricing service, which has been approved by its Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the

24

fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

The fund earns income from a variety of investments, including dividends from stocks and interest from fixed income, money market and other investments and income from structured notes and swap agreements. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The fund declares dividends daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if it is necessary for the fund to avoid a federal tax.

Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a

"financial representative") or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified RIC, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions of taxable income from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date" – the date that

25

establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

Any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid during January of the following year.

Credit Suisse will mail to you a Form 1099-DIV by mid-February each year, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide the fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, 28% of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder are eligible for an exemption from U.S. withholding tax.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale, redemption or other disposition of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their

26

account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

Any time you sell shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

■   STATEMENTS AND REPORTS

If you invest directly through the fund, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of the name or address of the registered owner(s)

■  otherwise, every calendar quarter

The fund also produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 877-870-2874.

The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us/funds. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

27

SELLING SHARES

Effective February 29, 2012, Class B shares of the fund are no longer offered for sale. Existing shareholders may continue to purchase additional Class B shares of the fund through the reinvestment of dividends and capital gain distributions paid by the fund. All purchase orders received for Class B shares will be returned.

■   SELLING SHARES

The fund is open on those days when the NYSE is open, typically Monday through Friday.

If you invest in the fund through a financial representative, you should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. Any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the fund on the day you redeem.

If you invested directly through the fund, please see the "Selling Shares" table on the following pages.

If you invest in the fund through a financial representative, your financial representative may impose a minimum account balance required to keep your account open.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call the fund at 877-870-2874.

28

SELLING SHARES

The table below is only applicable to redemptions of shares directly from the fund.

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL
Write a letter of instruction that includes:
■ your name(s) and signature(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
■ Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).	■ Accounts of any type. ■ Sales of any amount. ■ For IRAs please use the IRA Distribution Request Form.
BY PHONE
■ Call the Institutional Services Center to request a redemption. You can receive the proceeds as:
■ a check mailed to the address of record ($100 minimum)
■ an ACH transfer to your bank ($50 minimum)
■ a wire to your bank ($500 minimum) See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.
BY WIRE OR ACH TRANSFER
■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges. ■ Requests by phone or mail.

29

HOW TO REACH THE FUND

Shareholder Service Center
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US/FUNDS

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Account registration]

■   SELLING SHARES IN WRITING

If you are invested directly through the fund, some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling the funds at the Shareholder Service Center toll-free number.

■   RECENTLY PURCHASED SHARES

For shares purchased directly from the fund other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

30

SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative, or if you invest directly through the fund, by calling the Shareholder Services Center.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For accounts maintained directly with the funds: for automatically reinvesting your dividend and capital gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

■  RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

■  Traditional IRAs

■  Roth IRAs

■  Spousal IRAs

■  Rollover IRAs

■  SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA,

you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

■  ACCOUNT CHANGES

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

31

OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

While the fund monitors telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders with the fund by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The fund's distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers. However, the fund may not always be able to detect frequent trading activity by clients and customers of financial intermediaries if such clients or customers invest in the fund through their financial intermediary's omnibus account with the fund. By their nature,

32

omnibus accounts in which purchases and sales of fund shares by multiple investors are aggregated for presentation to the fund on a net basis, conceal the identity of the individual investors in the fund.

The fund reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the fund does and have different consequences associated with it.

The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   SPECIAL SITUATIONS

The fund reserves the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect the fund)

33

OTHER SHAREHOLDER INFORMATION

Class B shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current NAV or the original purchase price of the shares identified for redemption.

Year After Purchase	CDSC Percentage
1st	4%
2nd	3%
3rd	2%
4th	1%
After 4th year	None

Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2)  redemptions as a result of shareholder death or disability (as defined in the Code);

(3)  redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4)  redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Code; and

(5)  Class B shares acquired when dividends and distributions are reinvested in the fund.

34

Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

Class B Shares	When Converted to Class A
Shares issued at initial purchase	Eight years after the date of purchase
Shares issued on reinvestment of dividends and distributions	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)
Shares issued upon exchange from another Credit Suisse Fund	On the date the shares originally acquired would have converted into Class A shares

35

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse is responsible for making the fund available to you. In addition, with respect to shareholders who have invested through an account with the fund, CSSU is responsible for account service and maintenance and other administrative services related to the sale of the shares.

The fund has adopted a 12b-1 Plan for Class B shares pursuant to the rules under the Investment Company Act of 1940, as amended. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class B of the fund's shares. Under the plan, the distributor is paid 1.00% per annum of the average daily net assets of the fund's Class B shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class B shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by the distributor under the 12b-1 Plan for Class B shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

36

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39

FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, and other information and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us/funds

The fund's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us/funds.

SEC file number:  811-09054

Credit Suisse Opportunity Funds

Credit Suisse Floating Rate High Income Fund

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US/FUNDS

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  FLHI-PRO-LOAD-0216

FEBRUARY 29, 2016

STATEMENT OF ADDITIONAL INFORMATION

CREDIT SUISSE FUNDS

Class A, B, C and I Shares

	Class A Shares	Class B Shares	Class C Shares	Class I Shares

CREDIT SUISSE COMMODITY ACCESS STRATEGY FUND	CRCAX	—	CRCCX	CRCIX

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND	CRSAX	—	CRSCX	CRSOX

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND	CHIAX	CHOBX	CHICX	CSHIX

CREDIT SUISSE STRATEGIC INCOME FUND	CSOAX	—	CSOCX	CSOIX

CREDIT SUISSE MANAGED FUTURES STRATEGY FUND	CSAAX	—	CSACX	CSAIX

CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND	CSQAX	—	CSQCX	CSQIX

CREDIT SUISSE EMERGING MARKETS EQUITY FUND	CSNAX	—	CSNCX	CSNIX

CREDIT SUISSE VOLARIS US STRATEGIES FUND	VAEAX	—	VAECX	VAEIX

CREDIT SUISSE GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND	CGDAX	—	CGDCX	CGDIX

This Statement of Additional Information (“SAI”) provides information about each of the Credit Suisse Commodity ACCESS Strategy Fund (the “Commodity ACCESS Strategy Fund”), the Credit Suisse Commodity Return Strategy Fund (the “Commodity Return Strategy Fund”), the Credit Suisse Floating Rate High Income Fund (the “Floating Rate High Income Fund”), the Credit Suisse Strategic Income Fund (the “Strategic Income Fund”), the Credit Suisse Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”), the Credit Suisse Multialternative Strategy Fund (the “Multialternative Strategy Fund”), the Credit Suisse Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), the Credit Suisse Volaris US Strategies Fund (the “Volaris US Strategies Fund”) and the Credit Suisse Global Sustainable Dividend Equity Fund (the “Global Sustainable Dividend Equity Fund”) (each, a “Fund” and collectively, the “Funds”) that supplements information contained in the Prospectus for the Class A, C and I shares of the Funds, dated February 29, 2016, and the Prospectus for the Class B shares of the Floating Rate High Income Fund, dated February 29, 2016, each as amended or supplemented from time to time (together, the “Prospectus”).

Each Fund’s audited Annual Report dated October 31, 2015, for each class of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and should be read in conjunction with the Prospectus.  Copies of the Prospectus and each Annual Report can be obtained by writing or telephoning:

Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030
877-870-2874

Each of the Commodity ACCESS Strategy Fund and the Commodity Return Strategy Fund is a series of Credit Suisse Commodity Strategy Funds.  Each of the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund, and the Global Sustainable Dividend Equity Fund is a series of Credit Suisse Opportunity Funds.

Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), acts as each Fund’s investment adviser.  Credit Suisse Asset Management Limited (“Credit Suisse UK”), an affiliate of Credit Suisse, acts as the Strategic Income Fund’s sub-adviser.  With respect to the Strategic Income Fund, references herein to “Credit Suisse” or the “Adviser” should be interpreted to refer to Credit Suisse and/or Credit Suisse UK, as appropriate.

i

Dividends and Distributions	84
Sales of Shares	85
Backup Withholding	86
Notices	86
Other Taxes	86
Taxation of Non-U.S. Shareholders	86

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	87

MISCELLANEOUS	87

PERFORMANCE OF RELATED FUNDS AND ACCOUNTS	97

FINANCIAL STATEMENTS	98

APPENDIX A — PROXY VOTING POLICY AND PROCEDURES	A-1
APPENDIX B — DESCRIPTION OF RATINGS	B-1

ii

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds’ investment objectives and policies in the Prospectus.  There are no assurances that each Fund will achieve its investment objective(s).

Investment Objectives

The investment objective of the Commodity ACCESS Strategy Fund is to seek total return that exceeds the return of its benchmark index, the Credit Suisse Commodity Benchmark Total Return Index.  The investment objective of the Commodity Return Strategy Fund is to seek total return.  The investment objective of the Floating Rate High Income Fund is to seek high current income, and its secondary investment objective is to seek capital appreciation.  The investment objective of the Strategic Income Fund is to seek total return.  The investment objective of the Managed Futures Strategy Fund is to seek to achieve investments results that correspond generally to the risk and return patterns of managed futures funds. The investment objective of the Multialternative Strategy Fund is to seek to achieve total return consistent with the return and risk patterns of a diversified universe of hedge funds. The investment objective of the Emerging Markets Equity Fund is to seek capital appreciation. The investment objective of the Volaris US Strategies Fund is to seek total return.  The investment objective of the Global Sustainable Dividend Equity Fund is to seek current income and capital appreciation.  Each Fund’s investment objective may be changed by its Board of Trustees (referred to herein as the “Board”) without shareholder approval.

Information Regarding Underlying Indices

Credit Suisse Commodity Benchmark Total Return Index.  The Credit Suisse Commodity Benchmark Total Return Index (the “CSCB Index”), which is calculated and maintained by an affiliate of Credit Suisse, is structured to be an investable, diversified benchmark for commodities as an asset class.  The CSCB Index is based on (i) a broad range of commodity futures covering all five commodity sectors: energy, industrial metals, precious metals, agriculture and livestock, and (ii) short maturity Treasury bills.  The CSCB Index is designed to reflect the performance of a wide and diverse group of liquid physical commodity futures, although commodities and commodity sectors are characterized by volatility and changes in prices, which are sometimes sudden and dramatic.  The commodities represented in the CSCB Index are determined annually based on world production levels and global exchange market liquidity and the portion represented by each commodity sector and commodity within the sector will vary depending on market conditions.  The CSCB Index is rebalanced monthly, which is intended to provide diversification across commodities and commodity sectors over time, but the CSCB Index could have large exposures to a single commodity or a small number of commodities at any particular time. The CSCB Index invests in futures contracts of up to four different maturities with respect to each commodity, spreading exposure across multiple delivery periods.

The Bloomberg Commodity Index Total Return.  The Commodity Return Strategy Fund is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return (“BCOM Index”).  The BCOM Index is a broadly diversified futures index currently composed of futures contracts on 22 physical commodities.  The BCOM Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange, and Brent crude oil, which trades on the Intercontinental Exchange.  Unlike equities, which entitle the holder to a continuing stake in a corporation, commodity futures contracts specify a delivery date for the underlying physical commodity. In order to avoid delivery and maintain a long futures position, nearby contracts must be sold and contracts that have not yet reached the delivery period must be purchased.  This process is known as “rolling” a futures position, and the BCOM Index is a “rolling index”.

The BCOM Index is designed to be a liquid benchmark for commodity investment, and is weighted using dollar-adjusted liquidity and production data.  The BCOM Index relies on data that is internal to the futures markets (liquidity) and external to the futures markets (production) in determining relative weightings.  To determine its component weightings, the BCOM Index relies primarily on liquidity data, or the relative amount of trading activity of a particular commodity.  Liquidity is an important indicator of the value placed on a commodity by financial and physical market participants.  The BCOM Index also relies to a lesser extent on dollar-adjusted production data.  Production data, although a useful measure of economic importance, may underestimate the economic significance of storable commodities (e.g., gold) at the expense of relatively non-storable commodities (e.g., live cattle).  Production data alone also may underestimate the investment value that financial market participants place on

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certain commodities.  All data used in both the liquidity and production calculations is averaged over a five-year period.

The BCOM Index is designed to provide diversified exposure to commodities as an asset class, rather than being driven by micro-economic events affecting one commodity market or sector; this approach may provide relatively low levels of volatility, although this cannot be guaranteed.

To ensure that no single commodity or commodity sector dominates the BCOM Index, the BCOM Index relies on several diversification rules. Among these rules are the following:

•                  No related group of commodities (e.g., energy, precious metals, livestock and grains) may constitute more than 33% of the BCOM Index.

•                  No single commodity may constitute less than 2%, as liquidity allows, or more than 15% of the BCOM Index, at the beginning of the year.

These diversification rules are applied annually to the BCOM Index, when the BCOM Index is reweighted and rebalanced on a price-percentage basis.  Reweighting means that, in general, the BCOM Index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed.

The Commodity Return Strategy Fund is not sponsored, endorsed, sold or promoted by Bloomberg L.P. (“Bloomberg”) or any of its subsidiaries or affiliates.  None of Bloomberg or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or investors in the Commodity Return Strategy Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Commodity Return Strategy Fund particularly.

Credit Suisse Managed Futures Liquid Index.  The Credit Suisse Managed Futures Liquid Index (the “Managed Futures Liquid Index”), which was launched on January 31, 2011, aims to gain broad exposure to a managed futures strategy using a quantitative methodology to invest in a liquid set of futures and commodity index products.  The Managed Futures Liquid Index will not include exposure to managed futures strategy hedge funds.  The methodology has been pre-determined by an Index Committee, the members of which include personnel of Credit Suisse, and a non-Credit Suisse personnel member. The Managed Futures Liquid Index is rebalanced on a daily basis.

Credit Suisse Hedge Fund Index. The Credit Suisse Hedge Fund Index (the “CS Hedge Fund Index”) tracks the performance of hedge funds that employ various investment strategies, which include one or more of the following: convertible arbitrage, dedicated short bias, emerging markets, equity market neutral, event driven, fixed income arbitrage, global macro, long/short equity, managed futures and multi-strategy. The hedge funds included in the CS Hedge Fund Index upon each rebalancing of the index are selected from a universe of eligible hedge funds pursuant to a set of index rules. The various hedge fund investment strategies represented in the CS Hedge Fund Index will not necessarily be of equal weight, and one or more particular hedge fund investment strategies may be represented in the CS Hedge Fund Index more heavily than others at any given time. The CS Hedge Fund Index is rebalanced on a quarterly basis, with certain hedge funds being included or removed from, or re-weighted within, the index in accordance with the index rules. The index rules may be modified from time to time, including with respect to, among other things, index construction and weighting and eligibility requirements for hedge funds to be included within the CS Hedge Fund Index. The CS Hedge Fund Index is sponsored by Credit Suisse Index Co, LLC. Credit Suisse Index Co, LLC does not sponsor, endorse, sell or promote the Multialternative Strategy Fund and make no representation regarding the advisability of investing in the Multialternative Strategy Fund.

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Investment Policies and Strategies

The Prospectus identifies and summarizes the individual types of securities in which each Fund invests as part of its principal investment strategies and the principal risks associated with such investments. The investments, investment policies and investment restrictions set out below supplement those set forth in the Prospectus.  Each Fund’s investments must be consistent with its investment objective(s) and policies.  Accordingly, not all of the types of securities discussed below are eligible investments for each of the Funds.  Each Fund is permitted, but not obligated, to engage in the investment strategies and invest in the investments which are identified as applicable to the Fund in the table below, (and may invest to a de minimis extent in any strategy or investment not specifically identified as applicable to the Fund), subject to any percentage limitations set out in the table.  Any percentage limitation on a Fund’s ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that Credit Suisse, in its discretion, may, but is not required to, use in managing the Fund’s portfolio. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of Credit Suisse, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Certain practices, techniques or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

	Commodity ACCESS Strategy Fund	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund	Managed Futures Strategy Fund	Multialternative Strategy Fund	Emerging Markets Equity Fund	Volaris US Strategies Fund	Global Sustainable Dividend Equity Fund
Alternative Minimum Tax Bonds	•	•
Asset-Backed Securities	•	•	•	•			•	•
Assignments and Participations	•	•	•	•			•	•
Below Investment Grade Securities	• (up to 10% of net assets)	• (up to 10% of net assets)	•	•	•	•	•	•	•
Distressed Securities			• (up to 20% of total assets)	•		•
Borrowing	•	• (for temporary or emergency purposes)	•	•	•	•	•	•
Leverage	•		•	•	•	•	•	•
Collateralized Debt Obligations			•	•			•	•
Collateralized Mortgage Obligations	•	•		•			•	•
Commodity-Linked Derivatives	•	•			•	•
Convertible Securities	•	•	•	•		•	•	•	•
Currency Exchange Transactions	•	•	•	•	•	•	•	•	•
Currency Hedging	•	•	•	•	•	•	•	•	•
Currency Options	•	•	•	•	•	•	•	•	•
Forward Currency Contracts	•	•	•	•	•	•	•	•	•
Cyber Security Risk	•	•	•	•	•	•	•	•	•
Delayed Funding Loans and Revolving Credit Facilities	•	•	•	•
Dollar Rolls	•	•		•	•	•	•	•
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	•	•				•	•		•
Equity Securities			•	•	•	•	•	•	•
Event-Linked Bonds	•	•
Exchange-Traded Notes	•	•	•	•	•	•	•	•

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	Commodity ACCESS Strategy Fund	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund	Managed Futures Strategy Fund	Multialternative Strategy Fund	Emerging Markets Equity Fund	Volaris US Strategies Fund	Global Sustainable Dividend Equity Fund
Fixed Income Securities	•	•	•	•	•	•	•	•	•
Foreign Investments	•	•	• (up to 30% of total assets)	•	•	•	•	•	•
Depository Receipts	•	•				•	•	•	•
Emerging Markets			•	•	•	•	•	•
Foreign Debt Securities	•	•	•	•	•	•	•	•	•
Privatizations	•	•					•	•	•
Futures Contracts	•	•		•	•	•	•	•	•
Options on Futures Contracts	•	•		•	•	•	•	•	•
Hedging Generally	•	•	•	•		•	•	•	•
Investment Grade Securities	•	•	•	•	•	•	•	•	•
Investments in the Subsidiary	•	•			•	•
Lending of Portfolio Securities	•	•	•	•	•	•	•	•
Mezzanine Investments			•	•			•	•
Money Market Instruments	•	•	•	•	•	•	•	•	•
Mortgage-Backed Securities	•	•		•			•	•
To-Be-Announced Mortgage-Backed Securities	•	•		•			•	•
Municipal Obligations	•	•		•
Bond Insurer Risk	•	•
Non-Diversified Status	•	•			•	•
Non-Publicly Traded and Illiquid Securities	•	•	•	•		•	•	•	•
Rule 144A Securities	•	•	•	•	•	•	•	•	•
Options	•	•		•	•	•	•	•	•
Securities Options	•	•		•	•	•	•	•	•
Securities and Commodities Index Options	•	•		•	•	•	•	•	•
Uncovered Options Transactions	•	•		•		•	•	•	•
OTC Options	•	•		•	•	•	•	•	•
Options on Swaps (“Swaptions”)	•	•			•	•	•	•	•
Preferred Stock	•	•	•	•		•	•	•	•
REITs	•	•				•	•	•	•
Repurchase Agreements	•	• (up to 20% of total assets)	•	•	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•	•	•	•
Rights Offerings and Purchase Warrants			•	•	•	•	•	•	•
Securities Acquired in Restructurings and Workouts			•	•	•	•
Securities of Other Investment Companies	•	•	•	•	•	•	•	•	•
Money Market Mutual Funds	•	• (up to 25% of assets)	•	•	•	•	•	•	•
Senior Loans			•	•			•	•
Second Lien and Other Secured Loans			•	•
Short Sales	•	•	•	•	•	•	•	•	•

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	Commodity ACCESS Strategy Fund	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund	Managed Futures Strategy Fund	Multialternative Strategy Fund	Emerging Markets Equity Fund	Volaris US Strategies Fund
Short Sales “Against the Box”	•	•	•	•	•	•	•	•
“Special Situation” Companies	•	•				•	•	•
Stand-By Commitment Agreements	•	•
Structured Notes, Bonds or Debentures	•	•	•	•	•	•	•	•
Limitations on Leverage		•
Principal Protection	•	•
Swap Agreements	•	•	•	•	•	•	•	•
Credit Default Swap Agreements	•	•	• (up to 20% of assets)	•		•	•	•
Interest Rate Caps, Floors and Collars	•	•		•	•	•	•	•
Temporary Investments	•	•	•	•	•	•	•	•
U.S. Government Securities	•	•	•	•	•	•	•	•
Variable and Floating Rate Securities and Master Demand Notes	•	•	•	•	•	•
Warrants	•		•	•	•	•	•	•
When-Issued Securities and Delayed-Delivery Transactions	•	•	•	•	•	•	•	•
Zero Coupon Securities	•	•	•	•	•	•	•	•
Government Zero Coupon Securities	•	•	•	•	•	•	•	•

Alternative Minimum Tax Bonds

A Fund may invest without limit in “Alternative Minimum Tax Bonds” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities.  While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.”  The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items.  Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other municipal obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Asset-Backed Securities

A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a

5

proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Assignments and Participations

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Credit Suisse to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a Borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.

Below Investment Grade Securities

A Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities (or in financial instruments related to below investment grade securities). Investment in such securities and instruments involves substantial risk.  Below investment grade and comparable unrated securities (commonly referred to as “junk bonds” or “high yield securities”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities.  Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact a Fund’s net asset value.  The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix B for a further description of securities ratings.

Distressed Securities.  Investment in fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default (“Distressed Securities”) is speculative and involves significant risk.  Distressed Securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Borrowing

                The Commodity Return Strategy Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities.  Investments (including roll-overs)

6

will not be made when borrowings exceed 5% of the Commodity Return Strategy Fund’s net assets.  Each of the Commodity ACCESS Strategy Fund, the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including borrowing for investment purposes.

Although the principal of such borrowings will be fixed, each Fund’s assets may change in value during the time the borrowing is outstanding.  Each Fund expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede Credit Suisse from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Leverage.  Borrowing for investment purposes has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value per share of any changes in the market value of its portfolio securities. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks.  Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings.  To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used.  Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.  In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (2), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of each Fund’s holdings in such instruments is marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Collateralized Debt Obligations

A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers

7

may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations

A Fund may purchase collateralized mortgage obligations (“CMOs”) issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by the Government National Mortgage Association (“GNMA”), Fannie Mae and Freddie Mac) and by private issuers.  CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”).  Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.  In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only (“IO”) and principal only (“PO”) classes are examples of this.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial

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investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates— i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Commodity-Linked Derivatives

A Fund may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures, which are designed to provide exposure to the investment returns of real assets.  Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.  The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions.  As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates.  Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase.  Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets.  Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.  The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing.  Under such favorable economic conditions, the Fund’s investments may be expected not to perform as well as an investment in traditional securities.  Over the long term, the returns on commodity-linked derivative instruments are expected to exhibit low or negative correlation with stocks and bonds.

A Fund will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings.  In the event such a counterparty’s rating falls below investment grade, Credit Suisse in its discretion will determine whether to dispose of such security.

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In selecting investments for the Fund’s portfolio, Credit Suisse evaluates the merits of the investments primarily through the exercise of its own investment analysis.  In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

Convertible Securities

Convertible securities include both convertible debt and convertible preferred stock, and may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.  Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

Currency Exchange Transactions

The value in U.S. dollars of a Fund’s assets that are invested in securities denominated in currencies other than the U.S. dollar may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rates may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.  A Fund may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

Currency Hedging.  A Fund’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options.  If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit

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the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against a price decline if the issuer’s creditworthiness deteriorates.

Currency Options.  A Fund may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

A Fund also may enter into forward currency contracts with respect to specific transactions.  For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction.  The Fund will be able thereby to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund.  To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be

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liquid by Credit Suisse in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Dollar Rolls

In a “dollar roll,” a Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date.  During the roll period, the Fund would forgo principal and interest paid on such securities.  The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.  Dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

Dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general.  Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Event-Linked Bonds

Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers,

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special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are generally notes representing debt of the issuer, usually a financial institution.  ETNs combine both aspects of bonds and exchange-traded funds (“ETFs”).  An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses.  Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees.  Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.  An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument.  ETNs also incur certain expenses not incurred by their applicable reference instrument.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument.  The market value of ETN shares may differ from the value of the reference instrument.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity.  A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  An investor in an ETN could lose some or all of the amount invested.

Fixed Income Securities

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a

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predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

Fixed income securities may be investment grade or below investment grade.  “Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by Credit Suisse to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited.

Foreign Investments

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  Many, if not all, of the foregoing considerations apply to investments in securities of foreign governments (or agencies or instrumentalities thereof) as well.  The Commodity Return Strategy Fund may invest without limit in U.S. dollar-denominated foreign securities and may invest up to 30% of its assets in non-U.S. dollar denominated securities.

Foreign Currency Exchange.  A Fund that invests in securities denominated in currencies other than the U.S. dollar, and a Fund that may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of Fund assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  A Fund’s investments may be denominated in currencies of emerging market countries.  A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information.  Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (the “SEC”).  Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies

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are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, military action, war or domestic developments which could affect U.S. investments in those and neighboring countries. Any of these actions or events could have a severe effect on security prices and impair a Fund’s ability to bring its capital or income back to the United States.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Some countries have less-developed securities markets (and related transaction, registration and custody practices).  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.  In addition to losses from such delays, less-developed securities markets could subject the Fund to losses from fraud, negligence or other actions.

Increased Expenses.  The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Access.  Some countries may restrict a Fund’s access to investments or offer terms that are less advantageous than those for local investors.  This could limit the attractive investment opportunities available to a Fund.

Europe — Recent Events.  A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of a Fund’s investments.

Depository Receipts.  Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts (“GDRs”), are issued outside the United States.  EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.  For purposes of the Fund’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

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ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging Markets.  Investing in securities of issuers, including governments, located in “emerging market” countries (less developed countries located outside of the United States) involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Issuers of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

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Privatizations.  A Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises).  The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors.  There can be no assurance that privatization programs will be available or successful.

Futures Contracts

A Fund may enter into commodity, foreign currency, interest rate and/or commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  Certain Funds invest in futures contracts on individual commodities or a subset of commodities and options on them through a Subsidiary (as defined below).  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.  Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies.

A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place.  A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities and commodities indexes are capitalization weighted indexes that reflect the market value of the securities or commodities, respectively, represented in the indexes.  A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by a Fund upon entering into a futures contract.  Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. A Fund will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses.  In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.  In such situations, if the Fund had insufficient

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cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds.  To the extent that a Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject a Fund’s investments in them to greater volatility than investments in traditional securities.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified asset at a specified future date for a price agreed-upon today.  However, there are significant differences in the operation of the two contracts.  Forward contracts are individually negotiated transactions and are not exchange traded.  Therefore, with a forward contract, the Fund would make a commitment to carry out the purchase or sale of the underlying asset at expiration.

For example, if the Fund were to buy a forward contract to purchase a certain currency at a set price for delivery in three months’ time and then, two months later, the Fund wished to liquidate that position, it would contract for the sale of the currency at a new price for delivery in one month’s time.  At expiration of both forward contracts, the Fund would be required to buy the currency at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract.  Even though the Fund has effectively offset its currency position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts.  By contrast, futures exchanges have central clearinghouses which keep track of all positions.  To offset a long position in a futures contract, the Fund simply needs to sell a similar contract on the exchange.  The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Fund.

Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity.  Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized

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immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Options on Futures Contracts.  A Fund may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

Hedging Generally

A Fund may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

A Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Fund of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.

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This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

To the extent that a Fund engages in commodity-linked derivatives and in the strategies described herein, the Fund may experience losses greater than if these strategies had not been utilized.  In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all.  The Fund is also subject to the risk of a default by a counterparty to an over-the-counter (“OTC”) transaction.

Investment Grade Securities

Investment grade debt securities are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated, are determined by Credit Suisse to be of comparable quality.  If a debt security receives different ratings from Moody’s, S&P, or another nationally recognized statistical rating organization, Credit Suisse will treat the debt security as being rated in the highest of the rating categories.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix B to this SAI.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating. Subsequent to a security’s purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  Neither event will require the sale of such securities, although Credit Suisse will consider such event in its determination of whether a Fund should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below)

Investments in the Subsidiary

Each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled subsidiary (each, a “Subsidiary”).  Credit Suisse Cayman Commodity ACCESS Strategy Fund, Ltd. is the Commodity ACCESS Strategy Fund’s Subsidiary, Credit Suisse Cayman Commodity Fund I, Ltd. is the Commodity Return Strategy Fund’s Subsidiary, Credit Suisse Cayman Managed Futures Strategy Fund, Ltd. is the Managed Futures Strategy Fund’s Subsidiary, and Credit Suisse Cayman Multialternative Strategy Fund, Ltd. is the Multialternative Strategy Fund’s Subsidiary.

Investments in its Subsidiary are expected to provide a Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and recent IRS revenue rulings, as discussed under “Additional Information Concerning Taxes—Special Tax Considerations— Tax Treatment of Commodity-Linked Swaps and Structured Notes.”  In 2012, the IRS announced an internal review of its regulatory approach with respect to commodity-related investments by U.S. mutual funds, and placed a moratorium on the issuance of any additional private letter rulings regarding commodity-related investments by U.S. mutual funds. Each Subsidiary is advised by Credit Suisse. Each Subsidiary (unlike each Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, each Subsidiary is otherwise generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the applicable Fund, including the timing and method of the valuation of the Subsidiary’s portfolio

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investments and shares of the Subsidiary.  Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the applicable Fund.  Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. A Fund is the sole shareholder of its Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

Each Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although a Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in another Credit Suisse Fund or investing in its Subsidiary.  Each Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.

The derivative instruments in which each of the Commodity ACCESS Strategy Fund and the Commodity Return Strategy Fund and its Subsidiary primarily intend to invest are instruments linked to one or more commodity indices, or derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Commodity ACCESS Strategy Fund’s, the Commodity Return Strategy Fund’s, or their respective Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of each such Fund’s portfolio may deviate from the returns of any particular commodity index. The Commodity ACCESS Strategy Fund is actively managed and not an index fund and its performance will vary from its benchmark index, perhaps materially.  Each of the Commodity ACCESS Strategy Fund and the Commodity Return Strategy Fund or its Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Commodity Return Strategy Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of its net assets. Additionally, it is expected that the Commodity ACCESS Strategy Fund will have exposure to commodities not currently represented by its benchmark index.  The portion of each of the Commodity ACCESS Fund’s and the Commodity Return Strategy Fund’s or its Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that a Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above.

Each Subsidiary has an investment management agreement with Credit Suisse pursuant to which Credit Suisse manages the assets of the Subsidiary, but receives no additional compensation for doing so.  Each Subsidiary also has entered into a co-administration agreement with Credit Suisse, pursuant to which Credit Suisse or such affiliate provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so.  Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Funds.

The financial statements of each Subsidiary are consolidated with the applicable Fund’s financial statements, which are included in the Fund’s annual and semi-annual reports provided to Fund shareholders.  Copies of the reports will be provided without charge upon request as indicated on the front cover of this SAI.

Each Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act.  However, each Fund wholly owns and controls its Subsidiary, and the Fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in its Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary.  As noted above, each Subsidiary will generally be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the applicable Fund.  In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of

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a Fund and/or its Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Lending of Portfolio Securities

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.  These loans, if and when made, may not exceed 33 1/3% of a Fund’s total assets taken at value (including the loan collateral).  Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.  From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  A Fund will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities.  A Fund also could lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Any loans of a Fund’s securities will be fully collateralized and marked to market daily.

Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

Mezzanine Investments

A Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Money Market Instruments

Money market instruments are short-term instruments that consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Credit Suisse to be high quality investments; commercial paper rated no lower than A-2 by S&P, or Prime-2 by Moody’s, or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated

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within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.  A description of S&P’s and Moody’s ratings is in Appendix B to this SAI.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities, such as those issued by GNMA, Fannie Mae, Freddie Mac and certain foreign issuers, as well as non-governmental issuers.  Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  Some mortgage-backed securities, such as CMOs, make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The government or the issuing agency typically guarantees the payment of interest and principal of these securities.  However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life.  At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

To-Be-Announced Mortgage-Backed Securities.  As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date.  A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.  However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered.  Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms.  Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the

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specific underlying mortgages until shortly before it issues the mortgage-backed security.  TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Municipal Obligations

“Municipal Obligations” are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.  Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of “general obligation” and “revenue” issues.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  Credit Suisse will consider such an event in determining whether the Fund should continue to hold the obligation.  See Appendix B for further information concerning the ratings of Moody’s and S&P and their significance.

Among other instruments, a Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans.  Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Bond Insurer Risk.  A Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, Credit Suisse gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent a Fund holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the

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availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities.

Non-Diversified Status

Each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer.  As a non-diversified investment company, a Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Each Fund’s investments will be limited, however, in order to qualify as a “regulated investment company” for purposes of the Code.  See “Additional Information Concerning Taxes.”  To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Non-Publicly Traded and Illiquid Securities

Each Fund may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, variable rate demand notes (“VRDNs”) and master demand notes providing for settlement upon more than seven days’ notice by the Fund, and time deposits maturing in more than seven calendar days.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  A Fund’s investment in its Subsidiary is considered to be liquid.  If applicable, a Fund’s Subsidiary will also limit its investment in illiquid securities to 15% of its net assets.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales

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could be less than those originally paid by a Fund.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  A Fund’s investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and, therefore, subject to a Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Options

A Fund may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indexes for hedging purposes or to increase total return.  Up to 20% of the Commodity Return Strategy Fund’s total assets may be at risk in connection with investing in options on securities (other than swaps), securities indices and currencies. The Commodity Return Strategy Fund may invest without limit in swaptions. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities Options.  A Fund may write covered put and call options on stock and/or debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options.  A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the

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strike price for the life of the option (or until a closing purchase transaction can be effected).  When a Fund writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by a Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice.  In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which a Fund may write covered call options.  For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  A Fund may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.  Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting

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its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Fund effects a closing purchase transaction.  A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, a Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund.  A Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that a Fund and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Securities and Commodities Index Options.  A Fund may purchase and write exchange- and/or board of trade-listed and OTC put and call options on securities and commodities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index.  Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities and commodities indexes are similar to options on securities and commodities, respectively, except that the delivery requirements are different.  Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities or commodities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities and commodities index options may be offset by entering into closing transactions as described above for securities and commodities options.

Uncovered Options Transactions.  A Fund may write options that are not covered (or so called “naked options”) on portfolio securities. When a Fund sells an uncovered call option, it does not simultaneously have a long

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position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options.  A Fund may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option.  Although a Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Fund.  Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Regulation of OTC Derivatives.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulates OTC derivatives for the first time (including many of the trades described above such as foreign currency transactions (other than a limited category exempted trades), OTC Options, Swaptions, Swap Agreements, Credit Default Swap Agreements and Interest Rate Caps, Floors and Collars).  Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future).  OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC.  OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums.  The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers.  These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it.  OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank.  This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to the Fund in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse.  However, the Fund will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member.  The Funds may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member.  Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility.  Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future.  The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate.  Such requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.  If the Fund decides to become a direct member of one or more of these exchanges or execution facilities, the Fund will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC.  Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens.  These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Funds as market changes continue to be implemented.  The overall impact of Dodd-Frank on the Fund remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Options on Swaps (“Swaptions”).  A Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  A Fund will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that a Fund will not be able to obtain a replacement transaction or that the

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terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, the Fund’s use of swaptions to reduce risk involves costs and will be subject to Credit Suisse’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that Credit Suisse’s judgment in this respect will be correct.

Participation Notes

The Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-notes”). For instance, the Fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

Preferred Stock

Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

REITs

A Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  When a Fund invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

Repurchase Agreements

A Fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the 1940 Act.

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Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities (for temporary purposes, such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by Credit Suisse, in the case of the Strategic Income Fund).  Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.  Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short lifespan to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration.  Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security’s market price when, for example, there is no movement in the level of the underlying security.

Securities Acquired in Restructurings and Workouts

A Fund’s investments may include Distressed Securities.  A Fund’s investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings).  Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings.  In connection with these investments or an exchange or workout of such securities, a Fund may determine or be required to accept various instruments.  These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.  Depending upon, among other things, Credit Suisse’s evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.

Securities of Other Investment Companies

A Fund may invest in securities of other investment companies (including investment companies advised by Credit Suisse) to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  Pursuant to the 1940 Act or exemptive orders from the SEC upon which the Funds rely or may rely, these percentage limitations, under certain circumstances, do not apply to investments in other Credit Suisse Funds and investments in certain exchange-traded funds (“ETFs”) with which the Funds have entered into participation agreements. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These

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expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Money Market Mutual Funds.  A Fund may invest (with respect to the Commodity Return Strategy Fund, up to 25% of its assets) in securities of money market mutual funds, including those that are affiliated with the Fund or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Senior Loans

Senior secured floating rate loans (“Senior Loans”) are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans.  Senior Loans are made to corporations and other non-governmental entities and issuers.  Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  Base lending rates in common usage today are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds.  A Fund’s investments in Senior Loans are expected to typically be below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund.  There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions.  In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower.  In the event of default, a Fund may have difficulty collecting on any collateral.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness

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of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower.  Due to the above factors, a collateralized Senior Loan may not be fully collateralized and may decline significantly in value.  If interest were required to be refunded, it could negatively affect a Fund’s performance.

A Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Senior Loans may not be rated by a NRSRO, may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange.  The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO.  Most of the Senior Loans held by a Fund will have been assigned ratings below investment grade by a NRSRO.  In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.  A Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower.  In this evaluation, Credit Suisse will take into consideration, among other things, the borrower’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower’s management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale.  Secondary markets may be subject to irregular trading activity and wide bid/ask spreads, which may impair the ability to realize full value and thus cause a decline in a Fund’s net asset value.  During periods of limited demand and liquidity for Senior Loans, a Fund’s net asset value may be adversely affected.

Transactions in Senior Loans may settle on a delayed basis, resulting in the proceeds from the sale of Senior Loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments.  Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in a Fund’s net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing a Fund’s net asset value.

A Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan.  A Fund may also purchase participations in the original syndicate making Senior Loans.  Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Credit Suisse to be creditworthy.  In circumstances where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan.  In these situations, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value per share to fall.  The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments.  Interest rate changes may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.  No active trading market may exist for certain Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien and Other Secured Loans.  “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower.  Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans.  Second Lien Loans are not (and by their terms cannot) become subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower.  Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments.  Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

A Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans.  Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower.  Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.  Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future.  Such secured Loans may have fixed or adjustable floating rate interest payments.  Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality.  Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above.  As in the case of Senior Loans, a Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower.  Second Lien Loans and other secured Loans also are expected to have greater price volatility than Senior Loans and may be less liquid.  There also is a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Short Sales

A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities.  In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.

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To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund’s custodian or qualified sub-custodian.  While the short sale is open, the Fund will maintain in a segregated account an amount of liquid securities equal in value to its obligation to purchase the securities sold short, marked to market daily.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Alternatively, a Fund may take short positions using derivatives, such as swaps or futures.  For example, the Fund may enter into a futures contract pursuant to which it agrees to sell a specified asset (that it does not currently own) at a specified future date for a specified price agreed-upon today. This gives a Fund a short position with respect to that asset. A Fund will benefit to the extent the asset decreases in value (and incur losses to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

Short Sales “Against the Box”

A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately.  If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian.  While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.  These securities constitute the Fund’s long position.

Not more than 10% of the Commodity Return Strategy Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.  Each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Floating Rate High Income Fund, the Managed Futures Strategy Fund, the Volaris US Strategies Fund and Global Sustainable Dividend Equity Fund do not intend to engage in short sales against the box for investment purposes.  Each of the Strategic Income Fund and the Multialternative Strategy Fund may enter into short sales “against the box” to a limited extent.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security).  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

See “Additional Information Concerning Taxes” for a discussion of the tax consequences to a Fund of effecting short sales against the box.

“Special Situation” Companies

“Special situation” companies are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Credit Suisse believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of

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these companies at the appropriate time, it may assist the Fund in achieving its investment objective.  There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Stand-By Commitment Agreements

A Fund may invest in “stand-by commitments” with respect to securities held in its portfolio.  Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option specified securities at a specified price.  The Fund’s right to exercise stand-by commitments is unconditional and unqualified.  Stand-by commitments acquired by the Fund may also be referred to as “put” options.  A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.  When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse, present minimal credit risks.  In evaluating the creditworthiness of the issuer of a stand-by commitment, Credit Suisse will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims.  A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held in the Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities.  Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.  Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.  The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price.  The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Structured Notes, Bonds or Debentures

Typically, the value of the principal and/or interest on structured notes, bonds and debentures is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial

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indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Limitations on Leverage.  As discussed in the Prospectus, some of the structured notes in which the Commodity Return Strategy Fund invests may involve leverage.  Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment.  Economically leveraged structured notes can increase the gain or the loss associated with changes in the value of the underlying instrument.  The Commodity Return Strategy Fund will seek to limit the amount of economic leverage it has under any one structured note in which it invests and the leverage of the Commodity Return Strategy Fund’s overall portfolio.  The Commodity Return Strategy Fund will not invest in a structured note if, at the time of purchase that note’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index; or the Commodity Return Strategy Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a structured note, assuming a one percent price increase in the underlying index.  In other words, for a structured note with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the structured note.  “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Commodity Return Strategy Fund’s portfolio, weighted by the market values of such instruments.  To the extent that the policy on the Commodity Return Strategy Fund’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Commodity Return Strategy Fund will comply with the applicable provisions of the 1940 Act.

Principal Protection. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, a Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, a Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. Credit Suisse’s decision on whether to use principal protection depends in part on the cost of the protection. The Commodity Return Strategy Fund will, however, limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer.

With full principal protection, a Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.

A Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the

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instruments that the Fund may invest in may have no principal protection and the instrument could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked instrument, a Fund may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note. Credit Suisse, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, Credit Suisse may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which Credit Suisse believes are relevant.

A Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.

The Commodity Return Strategy Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.

Resolution Measures. Certain structured notes issued by European issuers may subject a fund that purchases them to the imposition of “resolution measures” required under the European Union Bank Recovery and Resolution Directive. Such measures include the power to (i) write down, including to zero, any payment on the notes; (ii) convert the notes into ordinary shares or certain other equity instruments; and/or (iii) apply any other resolution measure, including, but not limited to, any transfer of the notes to another entity, the amendment of the terms and conditions of the notes or the cancellation of the notes. If a resolution measure becomes applicable to the structured notes held by a fund, the fund could lose some or all of its investment.

Swap Agreements

A Fund may enter into swap agreements with respect to interest rates, specific securities or commodities and indexes of securities or commodities, and mortgage, credit and event-linked swaps, and to the extent it may invest in foreign-currency denominated securities, a Fund may enter into swap agreements with respect to foreign currencies.

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective(s) and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.  Commodity swaps may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

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Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by Credit Suisse in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on Credit Suisse’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Pursuant to restrictions imposed on each Fund by the Code which limit the Fund’s ability to use swap agreements, each Fund limits its investments in commodity-linked swap agreements so that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Fund’s gross income.

Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make.  If the other party to an interest rate, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.  Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

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Each Subsidiary may invest without limit in commodity-linked swap agreements.  Each Subsidiary will comply with the asset segregation requirements to the same extent as the Funds.

Credit Default Swap Agreements.  A Fund may enter into credit default swap agreements either as a buyer or a seller.  A Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market.  A Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred.  If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If a Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement.  If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If a Fund is a seller and no credit event occurs, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years.  If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  When a Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity.  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.  The Fund bears the same risk as a buyer of fixed income securities directly.  A Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid.  Other credit default swap agreements, however, may be considered liquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty.  A Fund will enter into swap agreements as a buyer only with counterparties that are deemed creditworthy by Credit Suisse.  Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.  As the seller of a credit default swap, a Fund would be subject to investment exposure on the notional amount of the swap.  Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

When a Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary.  The notional amount of the credit exposure to which the Floating Rate High Income Fund is subject when it sells credit protection, plus the market value of the Floating Rate High Income Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit derivatives, will not in the aggregate exceed 20% of the Floating Rate High Income Fund’s total assets.  A Fund may, but is not required to, use credit swaps or any other credit derivative.  There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Interest Rate Caps, Floors and Collars.  Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make

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payments to the other to the extent that interest rates fall below a specified rate, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund may enter into interest rate caps, floors and collars for hedging purposes or to seek to increase total return (speculation). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Temporary Investments

To the extent permitted by its investment objective and policies, a Fund may hold cash or cash equivalents pending investment or to meet redemption requests.  In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse, a Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the U.S. and foreign issuers.  The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of:  (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits or bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Securities

A Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”).  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  A Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise.  Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In September 2008, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator, the Federal Housing Finance Agency.  Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Variable and Floating Rate Securities and Master Demand Notes

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

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A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

VRDNs are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days.  The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date.  The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed.  While there may be no active secondary market with respect to a particular VRDN purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party.  The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

Warrants

A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock.  The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

When-Issued Securities and Delayed-Delivery Transactions

A Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  A Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

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When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Zero Coupon Securities

A Fund may invest without limit in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holder prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.  Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.  See “Additional Information Concerning Taxes.”  At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities.  In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government Zero Coupon Securities.  A Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”).

Regulatory Aspects of Derivatives Instruments

Credit Suisse is registered as a “commodity pool operator” under the Commodity Exchange Act (“CEA“) with respect to each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund.  Due to recent regulatory changes, the disclosures and operations of these Funds will need to comply with all applicable CFTC regulations.  Compliance with these additional regulatory requirements will increase each such Fund’s regulatory compliance costs.  Pursuant to a notice of eligibility filed with the CFTC with respect to each of the Floating Rate High Income Fund, the Strategic Income Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund, Credit Suisse is not deemed to be a “commodity pool operator” under the CEA with respect to these Funds, and therefore is not subject to registration as such under the CEA.  Credit Suisse is not required to be registered as a “commodity trading advisor” with respect to its service as the investment adviser to the Funds.

Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. The CFTC and certain U.S. exchanges have established limits, referred to as “speculative position limits,” on the maximum net long or net short position that any person, or group of persons acting together, may hold or control in particular futures, options on futures contracts and swaps that perform a significant price discovery function, regardless of whether the contracts were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers.  Transactions in certain futures, options on futures, and swaps by the Fund are subject to these speculative position limits.  Thus, the number of futures contracts or options on futures the Fund may write or hold may be affected by futures or options on futures written or held by other entities, including other accounts advised by Credit Suisse. Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

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Asset Coverage for Certain Derivative Transactions

The Funds will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions.  These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  With respect to futures and forward contracts that are not contractually required to “cash-settle” and which the Board has not determined to treat as “cash-settled,” a Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle” and those which a Fund treats as “cash-settled” pursuant to a process approved by the Board (including currency forwards that settle in currencies of G-10 countries), however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.  However, for credit default swaps (CDS) written by a Fund, the Fund sets aside liquid assets in an amount equal to the notional value of the swap. For index-based credit default swaps (CDX), which are cash-settled, a Fund sets aside liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation, rather than the notional value.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price.  A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions numbered 1 through 8 are applicable to each Fund (unless otherwise indicated) and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by a Fund not to be fundamental and accordingly may be changed without shareholder approval.  The non-fundamental investment restrictions numbered 9 through 11 are applicable only to the Commodity Return Strategy Fund may be changed by a vote of the Board at any time.  If a percentage restriction (other than the percentage limitation set forth in number 1) is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Restrictions

Each Fund (unless otherwise indicated) may not:

1.  Borrow money, except to the extent permitted under the 1940 Act;

2.  (Commodity ACCESS Strategy Fund only) Invest 25% or more of the value of its total assets in any one industry or group of industries, other than the United States Government, or any of its agencies or instrumentalities, except that (a) 25% or more of the value of the Fund’s total assets may be indirectly exposed to industries in

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commodity sectors of an index, and (b) the Fund may invest 25% or more of the value of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries);

(Commodity Return Strategy Fund only) Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Fund’s assets may be indirectly exposed to industries in commodity sectors of an index, and (c) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries);

(Floating Rate High Income Fund only) Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

(Strategic Income Fund, Volaris US Strategies Fund and Global Sustainable Dividend Equity Fund only) Invest 25% or more of the value of its total assets in any one industry or group of industries, other than the United States Government, or any of its agencies or instrumentalities;

(Managed Futures Strategy Fund, Multialternative Strategy Fund and Emerging Markets Equity Fund only) Invest 25% or more of the value of its total assets in any one industry or group of industries, other than the United States Government, or any of its agencies or instrumentalities, except that if the Managed Futures Liquid Index, in the case of the Managed Futures Strategy Fund, the Liquid Alternative Beta Index, in the case of the Multialternative Strategy Fund or the Funds benchmark index, in the case of the Emerging Markets Equity Fund, is or becomes concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to that industry or group of industries to track the applicable Index;

3.  Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4.  (Commodity Return Strategy Fund only) Underwrite any securities issued by other issuers, except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

(All Other Funds) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

5.  Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

6.  (Commodity ACCESS Strategy Fund, Strategic Income Fund, Managed Futures Strategy Fund, Multialternative Strategy Fund, Emerging Markets Equity Fund, Volaris US Strategies Fund and Global Sustainable Dividend Equity Fund only) Purchase or sell commodities or commodities contracts except to the extent permitted by applicable law;

(Commodity Return Strategy Fund only) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction shall not prevent the Fund from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments backed by physical commodities or by indices;

(Floating Rate High Income Fund only) Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool;

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7.  (Commodity ACCESS Strategy Fund, Floating Rate High Income Fund, Strategic Income Fund, Managed Futures Strategy Fund, Multialternative Strategy Fund, Emerging Markets Equity Fund, Volaris US Strategies Fund and Global Sustainable Dividend Equity Fund only) Issue senior securities, except as permitted under the 1940 Act;

(Commodity Return Strategy Fund) Issue any senior security, except as permitted in these Investment Restrictions;

8.  (Strategic Income Fund, Emerging Markets Equity Fund, Volaris US Strategies Fund and Global Sustainable Dividend Equity Fund only) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act;

Non-Fundamental Investment Restrictions

The Commodity Return Strategy Fund may not:

9.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, options on futures contracts, swaps and other derivative instruments.

10.  Invest more than 15% of the value of the Fund’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

11.  Make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.

Each Subsidiary will follow the applicable Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

PORTFOLIO VALUATION

The net asset value (“NAV”) of each class of each Fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the “NYSE”) on each day the NYSE is open for business.  As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Please see the Prospectus for a description of the procedures used by each Fund in valuing its assets.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which a Fund’s net asset value is not calculated.  As a result, calculation of a Fund’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service approved by the Board at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

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PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying a Fund’s investment program to achieve its investment objectives.  Credit Suisse has retained Credit Suisse UK to act as subadviser for the Strategic Income Fund.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

Credit Suisse will select portfolio investments and effect transactions for each Fund.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in its judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive brokerage or research services only in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  For the fiscal year ended October 31, 2015, the Funds did not pay any brokerage commissions to brokers and dealers who provided research services.  Research received from brokers or dealers is supplemental to the Adviser’s own research program.

The Commodity ACCESS Strategy Fund did not pay any commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2013, 2014 and 2015, respectively.  The Commodity Return Strategy Fund did not pay any commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2013, 2014 and 2015, respectively. The Floating Rate High Income Fund paid $650, $22 and $0.88 in commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2013, 2014 and 2015, respectively.  The Strategic Income Fund paid $34,923, $367 and $1,577 in commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2013, 2014 and 2015, respectively.  The Managed Futures Strategy Fund paid $118,095, $53,422 and $71,924 in commissions to broker-dealers for execution of portfolio transactions during the fiscal year ended October 31, 2013, 2014 and 2015, respectively.  The Multialternative Strategy Fund paid $1,939, $8,847 and $4,273 in commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2013, 2014 and 2015, respectively. The Emerging Markets Equity Fund paid $88,383 and $74,715 in commissions to broker-dealers for execution of portfolio transactions during the fiscal period beginning December 26, 2013 and ended October 31, 2014 and the fiscal year ended October 31, 2015, respectively.  The Volaris US Strategies Fund paid $27,387 and $69,827 in commissions to broker-dealers for execution of portfolio transactions during the fiscal period beginning March 30, 2014 and ended October 31, 2014 and the fiscal year ended October 31, 2015, respectively.  The Global Sustainable Dividend Equity Fund paid $15,328 in commissions to broker-dealers for execution of portfolio transactions during the fiscal period beginning February 27, 2015 and ended October 31, 2015.

All orders for transactions in securities or options on behalf of the Funds are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Securities (USA) LLC (“CSSU”), the Funds’ distributor and an affiliate of Credit Suisse, and other affiliates of Credit Suisse Group AG.  The Funds may utilize CSSU or other affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when Credit Suisse believes

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that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

The Funds did not pay any commissions to affiliated broker-dealers during the fiscal years ended October 31, 2013, and 2014, respectively.  The Emerging Markets Equity Fund paid $13,488 during the fiscal year ended October 31, 2015.  The Global Sustainable Dividend Equity Fund paid $2,497 during the fiscal period ended October 31, 2015.

Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Funds.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Funds.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Funds may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  A Fund will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Each Subsidiary follows the same brokerage practices as does the applicable Fund.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSSU, or any other affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law.  In addition, the Funds will not give preference to any institutions with which the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

As of October 31, 2015, the Floating Rate High Income Fund held the following securities of its regular brokers or dealers:

Name of Security	Aggregate Value of the Holdings

Jefferies Finance LLC	$6,563,500

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PORTFOLIO TURNOVER

Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.  Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate.

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It is not possible to predict the Funds’ portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs.  In addition, gains realized from portfolio turnover may be taxable to shareholders.

For the fiscal years ended October 31, 2014 and 2015, the Commodity ACCESS Strategy Fund’s portfolio turnover rates were 117% and 116%, respectively. For the fiscal years ended October 31, 2014 and 2015, the Commodity Return Strategy Fund’s portfolio turnover rates were 103% and 122%, respectively.  For the fiscal years ended October 31, 2014 and 2015, the Floating Rate High Income Fund’s portfolio turnover rates were 57% and 46%, respectively.  For the fiscal years ended October 31, 2014 and 2015, the Strategic Income Fund’s portfolio turnover rates were 124% and 85%, respectively. For the fiscal years ended October 31, 2014 and 2015, the Managed Futures Strategy Fund’s portfolio turnover rates were 0% and 0%, respectively.  For the fiscal years ended October 31, 2014 and 2015, the Multialternative Strategy Fund’s portfolio turnover rates were 431% and 292%, respectively. For the fiscal period beginning December 26, 2013 and ended October 31, 2014 and the fiscal year ended October 31, 2015, the Emerging Markets Equity Fund’s portfolio turnover rates were 50% and 62%, respectively. For the fiscal period beginning March 30, 2014 and ended October 31, 2014 and the fiscal year ended October 31, 2015, the Volaris US Strategies Fund’s portfolio turnover rates were 0% and 45%, respectively. For the fiscal period beginning February 27, 2015 and ended October 31, 2015, the Global Sustainable Dividend Equity Fund’s portfolio turnover rate was 37%.

MANAGEMENT OF THE FUNDS

Officers and Boards of Trustees

The business and affairs of each of the Commodity ACCESS Strategy Fund and the Commodity Return Strategy Fund are managed by the Board of Trustees of Credit Suisse Commodity Strategy Funds and the business and affairs of each of the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund are managed by the Board of Trustees of Credit Suisse Opportunity Funds, each in accordance with the laws of the State of Delaware.  The Boards of Trustees are referred to herein as the “Board.”  The Board approves all significant agreements between its Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.  The Board elects officers who are responsible for the day-to-day operations of the relevant Fund and who execute policies authorized by the Board.

The names and years of birth of the Trustees and officers of each of Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds (together, the “Trusts” and each, a “Trust”), their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities

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Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor’s Board of Managers (credit rating agency) from December 2011 to November 2014

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Boards of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 2001 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present	14	Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen

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Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013

(1)         Subject to the Funds’ retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Each Officer serves until his or her respective successor has been duly elected and qualified.

(2)         The Credit Suisse Fund Complex consists of the Trusts and their series, as applicable, Credit Suisse Trust and its portfolio, Credit Suisse High Yield Bond Fund, Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse Park View BDC, Inc.

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Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015

Director of Credit Suisse; Counsel at DLA Piper LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010. Associated with Credit Suisse  since April 2015; Officer of other Credit Suisse Funds

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Chief Financial Officer	Since 2015

Director of Credit Suisse since 2016; Vice President of Credit Suisse from 2013 to December 2015; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds

Esther Cheung Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1980	Treasurer	Since 2016

Vice President of Credit Suisse since 2015; Vice President of Reich & Tang Asset Management, LLC from February 2013 to August 2015; Associated with KPMG LLP from February 2004 to May 2010; Officer of other Credit Suisse Funds

(1)           Subject to the Funds’ retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Each Officer serves until his or her respective successor has been duly elected and qualified.

(2)           The Credit Suisse Fund Complex consists of the Trusts and their series, as applicable, Credit Suisse Trust and its portfolio, Credit Suisse High Yield Bond Fund, Credit Suisse Asset Management Income Fund, Inc., and Credit Suisse Park View BDC, Inc.

Each Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees are their ability to review critically, evaluate, question

53

and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Funds and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.  Mr. Arzac has been a Trustee since 2005, and Chairman of the Audit Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac also currently serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex, and has served on the board of directors of an investment management and investment advisory services company.

Jeffrey E. Garten.  Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 40 years of executive, business and academic experience in the areas of international trade and finance and business management.

Steven N. Rappaport.  Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 30 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Funds and Fund Complex

As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in Credit Suisse Commodity Strategy Funds*(1)	Dollar Range of Equity Securities in Credit Suisse Opportunity Funds*(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*(1)

Independent Trustees

Enrique R. Arzac	A	E	E

Jeffrey E. Garten	B	B	B

Steven N. Rappaport	C	C	E

* Key to Dollar Ranges:

A.      None

B.      $1 - $10,000

C.      $10,001 - $50,000

D.      $50,001 - $100,000

E.       Over $100,000

(1)           Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of each Fund rests with the applicable Board. Each Fund has engaged Credit Suisse to manage the Fund on a day-to day basis. The applicable Board is responsible for overseeing Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund) and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. Each Board is currently composed of three members, each of whom is a Trustee, who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Trustee”).  Each Board meets in-person at regularly scheduled quarterly meetings each year. In addition, each Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, each Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman also may perform such other functions as may be delegated by the Board from time to time. Each Board reviews matters related to its leadership structure annually. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund) and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund) and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund) and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Each Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, each Board interacts with and reviews reports from, among others, Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees

Each Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Arzac, Garten and Rappaport.

In accordance with its written charter adopted by its Board, each Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation

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thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  The Audit Committee of the Board of Trustees of Credit Suisse Commodity Strategy Funds met five times during the fiscal year ended October 31, 2015 and the Audit Committee of the Board of Trustees of Credit Suisse Opportunity Funds met five times during the fiscal year ended October 31, 2015.

In accordance with its written charter adopted by its Board, each Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. Each Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee of each Board met twice during the fiscal year ended October 31, 2015.

Each Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

Effective January 1, 2016, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street Bank and Trust Company (“State Street”), CSSU or any of their affiliates receives an annual retainer of $82,500 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  The Independent Chairman of the open-end fund complex receives an aggregate annual fee of $25,000 and the chairman of the Audit Committee of the open-end fund complex receives an additional $7,500 in the aggregate.  Prior to January 1, 2016 each Trustee received an annual retainer of $80,000.  Prior to January 1, 2015 each Trustee received an annual retainer of $75,000.

Trustees’ Total Compensation for Fiscal Year Ended October 31, 2015

Name of Trustee	Total Compensation from Credit Suisse Commodity Strategy Funds	Total Compensation from Credit Suisse Opportunity Funds	Total Compensation from the Trusts and the Credit Suisse Fund Complex	Total Number of Funds in the Credit Suisse Fund Complex Overseen by the Trustee

Independent Trustees

Enrique R. Arzac	$19,240	$61,143	$183,000	14

Jeffrey E. Garten	$16,746	$53,632	$78,750	11

Steven N. Rappaport	$29,222	$91,161	$218,250	14

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As of February 1, 2016, the Trustees and officers of each Trust as a group owned of record less than 1% of each class of the shares of each Fund.

Investment Advisory Agreement

Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The investment advisory agreement for each Fund (each, an “Advisory Agreement”) continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board of Trustees or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to each Advisory Agreement, subject to the supervision and direction of the applicable Board, Credit Suisse is responsible for managing the relevant Fund in accordance with the Fund’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under each Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees of the Fund; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.  Each class of each Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund.  General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund’s Board in such manner as the Board determines to be fair and accurate.  Each class of each Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

In addition, as described below under “Organization and Management of Wholly-Owned Subsidiary,” each Subsidiary has entered into separate contracts with Credit Suisse whereby Credit Suisse provides investment advisory and administrative services, respectively, to the Subsidiary. Credit Suisse does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Fund associated with the applicable Subsidiary pays Credit Suisse based on the Fund’s assets, including the assets invested in the Subsidiary.

Each Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the relevant Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

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Each Fund or Credit Suisse may terminate the applicable Advisory Agreement on 60 days’ written notice without penalty.  Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to each Fund, Credit Suisse is paid (before any waivers or reimbursements) a fee computed daily and paid monthly calculated as a percentage of average daily net assets at the following annual rates:

Fund	Fee
Credit Suisse Commodity ACCESS Strategy Fund	0.80%
Credit Suisse Commodity Return Strategy Fund	0.50%
Credit Suisse Floating Rate High Income Fund	0.70% on assets less than or equal to $100 million 0.50% on assets greater than $100 million
Credit Suisse Strategic Income Fund	0.75%
Credit Suisse Managed Futures Strategy Fund	0.95%(1)
Credit Suisse Multialternative Strategy Fund	0.95%(1)
Credit Suisse Emerging Markets Equity Fund	0.90%
Credit Suisse Volaris US Strategies Fund	1.00%
Credit Suisse Global Sustainable Dividend Equity Fund	0.60%

(1)         Prior to November 19, 2014, the Managed Futures Strategy Fund and the Multialternative Strategy Fund paid advisory fees at the annual rate of 1.15% of average daily net assets.

Pursuant to expense limitation agreements, Credit Suisse will limit the operating expenses of Class A, Class C and Class I of certain Funds, as set out in the following table:

	Expense Limitation
Fund	Class A	Class C	Class I
Credit Suisse Commodity ACCESS Strategy Fund	1.15%	1.90%	0.90%
Credit Suisse Commodity Return Strategy Fund	1.05%	1.80%	0.80%
Credit Suisse Strategic Income Fund	1.24%	1.99%	0.99%
Credit Suisse Managed Futures Strategy Fund	1.55%	2.30%	1.30%
Credit Suisse Multialternative Strategy Fund	1.10%	1.85%	0.85%
Credit Suisse Emerging Markets Equity Fund	1.50%	2.25%	1.25%
Credit Suisse Volaris US Strategies Fund	1.55%	2.30%	1.30%
Credit Suisse Global Sustainable Dividend Equity Fund	0.95%	1.70%	0.70%

These expense limitations exclude certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board). These expense limitations will be in effect at least through February 28, 2017. The applicable Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. Each contract may not be terminated before February 28, 2017.  Credit Suisse may also voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

The following table shows the dollar amount of investment advisory fees earned or accrued by Credit Suisse with respect to each Fund, along with the amount of these fees that were waived and/or reimbursed, if any, for the past three fiscal years.

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	Fees Paid (after waivers)	Waivers	Reimbursements
Credit Suisse Commodity ACCESS Strategy Fund
Year ended October 31, 2015	$39,101	$280,566		$0
Year ended October 31, 2014	$84,550	$299,530		$0
Year ended October 31, 2013	$0	$185,861		$176,107
Credit Suisse Commodity Return Strategy Fund
Year ended October 31, 2015	$27,496,914	$0		$0
Year ended October 31, 2014	$27,214,403	$0		$0
Year ended October 31, 2013	$26,891,054	$0		$0
Credit Suisse Floating Rate High Income Fund
Year ended October 31, 2015	$8,655,978	$1,340,229		$0
Year ended October 31, 2014	$8,217,817	$1,259,839		$0
Year ended October 31, 2013	$4,026,626	$643,096		$0
Credit Suisse Strategic Income Fund
Year ended October 31, 2015	$585,920	$157,439	$
Year ended October 31, 2014	$693,525	$222,808		$0
Year ended October 31, 2013	$52,163	$258,567		$0
Credit Suisse Managed Futures Strategy Fund
Year ended October 31, 2015	$777,121	$137,633		$0
Year ended October 31, 2014	$628,568	$60,152		$0
Year ended October 31, 2013	$13,396	$295,231		$0
Credit Suisse Multialternative Strategy Fund
Year ended October 31, 2015	$0	$131,703		$189,129
Year ended October 31, 2014	$0	$120,297		$138,680
Year ended October 31, 2013	$0	$81,426		$365,277
Credit Suisse Emerging Markets Equity Fund
Year ended October 31, 2015	$0	$230,315		$69,921
Year ended October 31, 2014*	$0	$160,468		$93,473
Credit Suisse Volaris US Strategies Fund
Year ended October 31, 2015	$25,094	$274,825	$
Year ended October 31, 2014**	$0	$155,353		$35,909
Credit Suisse Global Sustainable Dividend Equity Fund
Year ended October 31, 2015***	$0	$86,993		$125,476

*The Fund commenced operations on December 26, 2013.

**The Fund commenced operations on March 30, 2014.

***The Fund commenced operations on February 27, 2015.

Sub-Advisory Agreement

The Adviser has entered into a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Credit Suisse’s United Kingdom affiliate, Credit Suisse UK (the “Sub-Adviser”), with respect to the Strategic Income Fund.

Subject to the supervision of Credit Suisse, Credit Suisse UK, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Strategic Income Fund.  Credit Suisse UK bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

Credit Suisse UK is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The principal executive office of Credit Suisse UK is One Cabot Square, London E14 4QJ, England. Credit Suisse UK is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. Credit Suisse UK has been in the money management business for over 30 years.

Under the Sub-Advisory Agreement with Credit Suisse UK, Credit Suisse (not the Strategic Income Fund) will pay Credit Suisse UK a monthly fee computed at the annual rate of 0.15% of average daily net assets for services rendered with respect to the Strategic Income Fund.

The Sub-Advisory Agreement continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Board of Trustees or by a majority of the Strategic Income Fund’s outstanding voting securities, as defined in the 1940 Act.  The Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Strategic Income Fund or Credit Suisse in connection with the matters to which the Sub-Advisory Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Strategic Income Fund or Credit Suisse or to shareholders of the Strategic Income Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.  The Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by the Strategic Income Fund, 90 days’ written notice by Credit Suisse or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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For the fiscal years ended October 31, 2013, 2014 and 2015, Credit Suisse paid and/or accrued $11,576, $138,705 and $117,184 respectively, to Credit Suisse UK for subadvisory fees relating to the Strategic Income Fund.

Administration Agreements

Credit Suisse and State Street Bank and Trust Company (“State Street”) serve as co-administrators to the Funds pursuant to separate written agreements with each Fund (the “Credit Suisse Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

For the services provided by Credit Suisse to each Fund under the Credit Suisse Co-Administration Agreement, the Fund pays Credit Suisse, a fee calculated daily and paid monthly at the annual rate of 0.09% of the Fund’s average daily net assets.

The following table shows the dollar amount of co-administration fees paid by each Fund to Credit Suisse for the fiscal years ended October 31, 2013, 2014 and 2015.

Fund	Fees Paid
Credit Suisse Commodity ACCESS Strategy Fund
Year ended October 31, 2015	$35,963
Year ended October 31, 2014	$43,209
Year ended October 31, 2013	$20,909
Credit Suisse Commodity Return Strategy Fund
Year ended October 31, 2015	$4,949,444
Year ended October 31, 2014	$4,898,592
Year ended October 31, 2013	$4,840,390
Credit Suisse Floating Rate High Income Fund
Year ended October 31, 2015	$1,763,317
Year ended October 31, 2014	$1,669,978
Year ended October 31, 2013	$804,550
Credit Suisse Strategic Income Fund
Year ended October 31, 2015	$89,203
Year ended October 31, 2014	$109,960
Year ended October 31, 2013	$37,288
Credit Suisse Managed Futures Strategy Fund
Year ended October 31, 2015	$85,958
Year ended October 31, 2014	$53,900
Year ended October 31, 2013	$24,153
Credit Suisse Multialternative Strategy Fund
Year ended October 31, 2015	$12,354
Year ended October 31, 2014	$9,415
Year ended October 31, 2013	$6,373
Credit Suisse Emerging Markets Equity Fund
Year ended October 31, 2015	$23,032
Year ended October 31, 2014*	$16,047
Credit Suisse Volaris US Strategies Fund
Year ended October 31, 2014	$26,993
Year ended October 31, 2014**	$13,982
Credit Suisse Global Sustainable Dividend Equity Fund
Year ended October 31, 2015***	$13,049

*The Fund commenced operations on December 26, 2013.

**The Fund commenced operations on March 30, 2014.

***The Fund commenced operations on February 27, 2015.

For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated in total for all the Credit Suisse Funds, subject to an annual minimum fee,

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exclusive of out-of-pocket expenses.  Each class of shares of a Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

The following table shows the dollar amount of co-administration fees paid by each Fund to State Street for the fiscal years ended October 31, 2013, 2014 and 2015.

Fund	Fees Paid
Credit Suisse Commodity ACCESS Strategy Fund
Year ended October 31, 2015	$11,356
Year ended October 31, 2014	$15,597
Year ended October 31, 2013	$11,527
Credit Suisse Commodity Return Strategy Fund
Year ended October 31, 2015	$822,143
Year ended October 31, 2014	$842,830
Year ended October 31, 2013	$823,781
Credit Suisse Floating Rate High Income Fund
Year ended October 31, 2015	$298,491
Year ended October 31, 2014	$294,409
Year ended October 31, 2013	$164,350
Credit Suisse Strategic Income Fund
Year ended October 31, 2015	$22,578
Year ended October 31, 2014	$46,833
Year ended October 31, 2013	$22,197
Credit Suisse Managed Futures Strategy Fund
Year ended October 31, 2015	$11,947
Year ended October 31, 2014	$8,771
Year ended October 31, 2013	$10,798
Credit Suisse Multialternative Strategy Fund
Year ended October 31, 2015	$9,139
Year ended October 31, 2014	$7,976
Year ended October 31, 2013	$4,162
Credit Suisse Emerging Markets Equity Fund
Year ended October 31, 2015	$155,763
Year ended October 31, 2014*	$75,654
Credit Suisse Volaris US Strategies Fund
Year ended October 31, 2015	$134,778
Year ended October 31, 2014**	$22,655
Credit Suisse Global Sustainable Dividend Equity Fund
Year ended October 31, 2015***	$38,989

*The Fund commenced operations on December 26, 2013.

**The Fund commenced operations on March 30, 2014.

***The Fund commenced operations on February 27, 2015.

State Street has been engaged by each Fund to act as the Fund’s securities lending agent.  The Fund’s securities lending arrangement provides that the Fund and State Street will share the income earned from securities lending activities.  Generally, the Fund will receive 85% and State Street will receive 15% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement.

Organization and Management of Wholly-Owned Subsidiaries

Each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund intends to or may gain exposure to commodity markets by investing up to 25% of its total assets in the shares of its Subsidiary.  Each Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

Each Subsidiary is a company organized under the laws of the Cayman Islands, and its registered office is located at the offices of Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, Cayman Islands.  Each Subsidiary’s affairs are overseen by a board consisting of two directors, John Popp and Mark Barres. Mr. Popp is an officer of each Trust and of Credit Suisse, and his biography is listed above. Mr. Barres is a Director of Credit Suisse and Chief Operating Officer of the Credit Suisse Alternative Products Group and has been associated with Credit Suisse or its predecessor since 1985.

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Each Subsidiary has entered into separate contracts with Credit Suisse whereby Credit Suisse provides investment advisory and administrative services, respectively, to the Subsidiary. Credit Suisse does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, each Fund pays Credit Suisse based on the Fund’s assets, including the assets invested in its Subsidiary. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Funds.

Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the applicable Fund. As a result, Credit Suisse, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund.

Please refer to the section in this Statement of Additional Information titled “Additional Information Concerning Taxes” for information about certain tax aspects of each Fund’s investment in its Subsidiary.

Portfolio Managers

Portfolio Managers’ Compensation.  The portfolio managers are compensated for their services by Credit Suisse or Credit Suisse UK, as the case may be.  Their compensation to the portfolio managers of each Fund includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  For the portfolio managers of the Floating Rate High Income Fund, a portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse and Credit Suisse UK, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse and Credit Suisse UK have adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse or Credit Suisse UK believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse or Credit Suisse UK may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders).  In the event Credit Suisse or Credit Suisse UK aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.

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Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with each of Credit Suisse’s and Credit Suisse UK’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades).  The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers’ Ownership of Securities.  The following table indicates the dollar range of equity securities in the Funds beneficially owned by the portfolio managers and the value of those shares as of October 31, 2015.

Fund	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager*
Commodity ACCESS Strategy Fund	Nelson Louie	C
	Christopher Burton	C
	Timothy Boss	B
Commodity Return Strategy Fund	Nelson Louie	D
	Christopher Burton	C
Floating Rate High Income Fund	John G. Popp	E
	Thomas J. Flannery	A
	Louis I. Farano	A
	Wing Chan	C
Strategic Income Fund	John G. Popp	E
	Andrew Marshak	E
	Thomas J. Flannery	C
	Louis I. Farano	A
	Wing Chan	C
Managed Futures Strategy Fund	Sheel Dhande	B
	Yung-Shin Kung	C**
Multialternative Strategy Fund	Sheel Dhande	A
	Yung-Shin Kung	C**
Emerging Markets Equity Fund	Alfred S. Bryant	D
Volaris US Strategies Fund	Vivek Kapoor	E
	Christian Stauss	C
Global Sustainable Dividend Equity Fund	Adam Steffanus	A
	Michael Valentinas	E

*                                        Key to Dollar Ranges:

A.            None

B.            $1 - $10,000

C.            $10,001 - $50,000

D.            $50,001 - $100,000

E.             Over $100,000

**                                 As of November 17, 2015

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Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.

As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2015.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Name of Portfolio Manager(s)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Commodity ACCESS Strategy Fund	Nelson Louie*	6	$6,149.7 billion	12	$1,800.5 billion	13	$1,490.8 billion

	Christopher Burton*	6	$6,149.7 billion	12	$1,800.5 billion	13	$1,490.8 billion

	Timothy Boss	1	$34.5 million	0	$0	0	$0

Commodity Return Strategy Fund	Nelson Louie*	6	$6,149.7 billion	12	$1,800.5 billion	13	$1,490.8 billion

	Christopher Burton*	6	$6,149.7 billion	12	$1,800.5 billion	13	$1,490.8 billion

Floating Rate High Income Fund	John G. Popp**	2	$2,775 billion	34	$23,705 billion	21	$8,651 billion

	Thomas J. Flannery**	4	$3,289 billion	34	$23,705 billion	21	$8,651 billion

	Louis I. Farano**	2	$2,775 billion	34	$23,705 billion	21	$8,651 billion

	Wing Chan	4	$3,289 billion	10	$2,471 billion	21	$8,651 billion

Strategic Income Fund	John G. Popp**	2	$2,775 billion	34	$23,705 billion	21	$8,651 billion

	Thomas J. Flannery**	4	$3,289 billion	34	$23,705 billion	21	$8,651 billion

	Louis I. Farano**	2	$2,775 billion	34	$23,705 billion	21	$8,651 billion

	Wing Chan	4	$3,289 billion	10	$2,471 billion	21	$8,651 billion

	Andrew Marshak**	1	$133 million	38	$25,331 billion	21	$8,651 billion

Managed Futures Strategy Fund	Sheel Dhande	2	$109.3 million	20	$2.328 billion	0	$0

	Yung-Shin Kung	2	$109.3 million	20	$2.328 billion	0	$0

Multialternative Strategy Fund	Sheel Dhande	2	$109.3 million	20	$2.328 billion	0	$0

	Yung-Shin Kung	2	$109.3 million	20	$2.328 billion	0	$0

Emerging Markets Equity Fund	Alfred S. Bryant	1	$23,856,527 million	2	$366 million	0	$0

Volaris US Strategies Fund	Vivek Kapoor***	1	$29.4 million	1	$18.5 million	135	$1,665 billion

	Christian Stauss	1	$29.4 million	1	$409 million	0	$0

Global Sustainable Dividend Equity Fund	Adam Steffanus	1	$22,256,944	0	$0	2,973	$3,271,726,000 thousands
	Michael Valentinas	1	$22,256,944	0	$0	2,973	$3,271,726,000 thousands

*	As of October 31, 2015, Messrs. Louie and Burton managed 2 accounts which have total assets under management of $31.1 million, and which have additional fees based on the performance of the accounts.

**

As of October 31, 2015, Mr. Flannery, Mr. Popp and Mr. Farano managed 24 accounts which had total assets under management of $14,755 billion, and which had additional fees based on the performance of the accounts. Mr. Marshak managed 30 accounts which had total assets under management of $16,487 billion, and which had additional fees based on the performance of the accounts.

***	As of October 31, 2015, Mr. Kapoor managed 137 accounts which had total assets under management of $1,697,744,536 billion and which had additional fees based on the performance of the accounts.

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No advisory fee is based on performance for any of the accounts listed above.

Code of Ethics

The Funds, Credit Suisse, Credit Suisse UK and CSSU have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Funds.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:  (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Funds; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street acts as the custodian for each Fund and also acts as the custodian for each Fund’s foreign securities pursuant to a Custodian Agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund’s portfolio securities held by it and (e) makes periodic reports to the Board of Trustees concerning the Fund’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund.  For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the transfer agent’s operations with respect to the Fund.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Proxy Voting Policies and Procedures

The Funds have adopted Credit Suisse’s Proxy Voting Policy and Procedures as each Fund’s proxy voting policies. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI.  Each Fund will file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  Each Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 877-870-2874 or by accessing our website at www.credit-suisse.com/us/funds and (2) on the SEC’s website at www.sec.gov

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Disclosure of Portfolio Holdings

Each Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Funds’ policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Funds’ policies apply to all of the Funds’ service providers that, in the ordinary course of their activities, come into possession of information about the Funds’ portfolio holdings.

The Fund’s policies and procedures provide that information regarding a Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders.  In the event of a conflict of interest between a Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Funds’ policies further provide that in some instances, it may be appropriate for the Funds to selectively disclose Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, disclosure to a rating agency or disclosure to an affiliate to facilitate management of a seed capital investment in a Fund such affiliate may from time to time hedge all or none of a seed capital investment) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Funds’ officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither the Funds, Credit Suisse, officers of the Funds nor employees of their service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information.  This fee is designed to offset the Funds’ costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Funds’ co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Funds and Credit Suisse.  Each Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Funds provide a full list of their holdings as of the end of each calendar month on their website, www.credit-suisse.com/us/funds, approximately 10 business days after the end of each month for each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund and the Multialternative Strategy Fund, and approximately 30 business days after the end of each month for each of the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund.  The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Funds and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Funds that require access to this information to perform their duties to the Funds.  Set forth below is a list, as of February 1, 2016, of those parties with which Credit Suisse, on behalf of the Funds, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

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Recipient	Frequency	Delay before dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

BFDS (transfer agent)	As necessary	None

Citibank N.A. (or any of its affiliates) (administration services to the Adviser)	Daily	None

In addition, Portfolio-Related Information may be provided as part of the Funds’ ongoing operations to: each Board; KPMG LLP, the Funds’ independent registered public accounting firm (“KPMG”); Willkie Farr & Gallagher LLP, counsel to the Funds; Drinker Biddle & Reath LLP, counsel to each Fund’s Independent Trustees; affiliates of Credit Suisse; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Funds provide Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Funds, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Funds may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Funds have a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Fact Set	Monthly	2nd business day of the following month

Investment Company Institute	Monthly	6th business day of following month

Lipper	Monthly	3rd business day of following month

Morningstar	Monthly	2nd business day of following month

Strategic Insight	Monthly	3rd business day of following month

Thomson Reuters	Monthly	2nd business day of following month

Each Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of the Funds and the Adviser to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Funds’ policies on disclosure of Portfolio-Related Information will protect the Funds from the potential misuse of that information by individuals or firms in possession of that information.

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Distribution and Shareholder Servicing

Distributor.  Pursuant to a Distribution Agreement, CSSU serves as the distributor of each Fund’s shares and offers the Funds’ shares on a continuous basis.  CSSU’s principal business address is One Madison Avenue, New York, New York 10010.

Class A, Class B and Class C Shares.  Each Fund has adopted Plans of Distribution for its Class A shares and Class C shares (each, a “Class A 12b-1 Plan” and “Class C 12b-1 Plan,” respectively), and the Floating Rate High Income Fund has adopted a Plan of Distribution for its Class B shares (“Class B 12b-1 Plan,” and collectively with each Class A 12b-1 Plan and Class C 12b-1 Plan, the “12b-1 Plans”), to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares and the servicing of accounts, including paying compensation to CSSU.

Although actual distribution expenses may be more or less, pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, a Fund pays a distribution services fee each month to CSSU, with respect to Class A, Class B and Class C shares of the Fund, at an annual rate of up to 0.25%, 1% and 1%, respectively.

For the fiscal year ended October 31, 2015, each Fund paid the amounts set out in the table below to CSSU under its 12b-1 Plans:

	Class A 12b-1 Plan	Class B 12b-1 Plan	Class C 12b-1 Plan
Credit Suisse Commodity ACCESS Strategy Fund	$623	—	$2,936
Credit Suisse Commodity Return Strategy Fund	$394,456	—	$111,547
Credit Suisse Floating Rate High Income Fund	$811,648	$26,254	$1,491,370
Credit Suisse Strategic Income Fund*	$79,453	—	$25,418
Credit Suisse Managed Futures Strategy Fund	$41,798	—	$25,062
Credit Suisse Multialternative Strategy Fund	$887	—	$11,934
Credit Suisse Emerging Markets Equity Fund	$3,425	—	$13,990
Credit Suisse Volaris US Strategies Fund	$7,604	—	$10,631
Credit Suisse Global Sustainable Dividend Equity Fund	$1,815		$7,189

Distribution and service fees on Class A, B and C shares are used to pay CSSU to promote the sale of shares and the servicing of accounts of the Fund.  CSSU also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by CSSU under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders.  They also include purchasing radio, television, newspaper and other advertising and compensating CSSU’s employees or employees of the distributor’s affiliates for their distribution assistance.

During the fiscal year ended October 31, 2015, CSSU spent the fees paid under each Fund’s Class A 12b-1 Plan as follows:

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Class A	Commodity ACCESS Strategy Fund	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund	Managed Futures Strategy Fund	Multialternative Strategy Fund	Emerging Markets Equity Fund	Volaris US Strategies Fund	Global Sustainable Dividend Equity Fund
Advertising	$—	$—	$—	$—	$—	$—	$—	$—	$—

Printing and mailing prospectuses for promotional purposes	$0	$1,041	$118	$12	$25	$0	$0	$0	$—

Payment to broker-dealers	$610	$404,621	$986,400	$68,898	$38,106	$3,560	$790	$4,276	$150

People-related and occupancy	$56,664	$86,269	$117,056	$62,016	$59,440	$56,687	$56,868	$57,164	$119

Other	$5,784	$162,478	$218,570	$8,097	$13,879	$5,845	$6,059	$10,057	$572

During the fiscal year ended October 31, 2015, CSSU spent the fees paid under the Floating Rate High Income Fund’s Class B 12b-1 Plan as follows:

Class B	Floating Rate High Income Fund
Advertising	$—

Printing and mailing prospectuses for promotional purposes	$—

Payment to broker-dealers	$6,746

People-related and occupancy	$57,121

Other	$(1,334)

During the fiscal year ended October 31, 2015, CSSU spent the fees paid under each Fund’s Class C 12b-1 Plan as follows:

Class C	Commodity ACCESS Strategy Fund	Commodity Return Strategy Fund	Floating Rate High Income Fund	Strategic Income Fund	Managed Futures Strategy Fund	Multialternative Strategy Fund	Emerging Markets Equity Fund	Volaris US Strategies Fund	Global Sustainable Dividend Equity Fund
Advertising	$—	$—	$—	$—	$—	$—	$—	$—	$—

Printing and mailing prospectuses for promotional purposes	$0	$1,041	$118	$12	$25	$0	$0	$0	$—

Payment to broker-dealers	$316	$92,867	$1,217,575	$12,135	$9,136	$8,796	$—	$17	$—

People-related and occupancy	$56,671	$58,767	$84,444	$57,077	$57,061	$56,852	$56,868	$56,815	$118

Other	$2,484	$33,354	$278,802	$741	$16,141	$149	$7,662	$—	$68

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With respect to sales of the Funds’ Class A, Class B or Class C shares through a broker-dealer, financial intermediary or financial institution (each a “financial representative”), CSSU pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares.  The payments to the financial representatives will continue to be paid for as long as the related assets remain in the applicable Fund.

Payments to Intermediaries. Credit Suisse, CSSU and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of a Fund.  These payments (“Additional Payments”) are made out of Credit Suisse’s, CSSU’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to a Fund or its shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases.  Although paid by Credit Suisse, CSSU and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by a Fund to the intermediaries as described in the Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to intermediaries as set forth in the Prospectuses.

The Additional Payments are intended to compensate intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds.  In addition Credit Suisse, CSSU and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds.  These Additional Payments may exceed amounts earned on these assets by Credit Suisse, CSSU and/or their affiliates for the performance of these or similar services.  The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis.  The Additional Payments are negotiated with each intermediary based on a range of factors, including but not limited to the intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.  Although the individual components may be higher or lower and the total amount of Additional Payments made to an intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid.  Additionally, if one mutual fund sponsor makes greater distribution payments than another, an intermediary may have an incentive to recommend one fund complex over another.  Similarly, if an intermediary receives more distribution assistance for one share class versus another, that intermediary may have an incentive to recommend that share class.  Because intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another.  You should consider whether such incentives exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate for you.

Current revenue sharing payments have various structures and typically may be made in one or more of the following forms:  asset-based payments, flat fees or minimum aggregate fees.

General.  Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plans.  Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner.  The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares.  Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

Payments by a Fund to CSSU under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSSU and the payments may exceed the distribution expenses actually incurred.

CSSU provides each Board with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

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Organization of the Funds

Each of Credit Suisse Commodity Strategy Funds (formerly, Credit Suisse Commodity Return Strategy Fund) (“Commodity Trust”) and Credit Suisse Opportunity Funds (formerly, Credit Suisse Warburg Pincus Opportunity Funds) (“Opportunity Trust” and together with Commodity Trust, the “Trusts”) is an open-end management investment company.  Commodity Trust was organized in 2004 under the laws of the State of Delaware. Opportunity Trust was formed on May 31, 1995 under the laws of the State of Delaware. Each Trust is a business entity commonly known as a “Delaware statutory trust.”

Commodity Trust currently offers shares of two series:  the Commodity ACCESS Strategy Fund and the Commodity Return Strategy Fund, each of which are “non-diversified” within the meaning of the 1940 Act.  Opportunity Trust currently offers shares of seven series: the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Global Sustainable Dividend Equity Fund and the Volaris US Strategies Fund.  Each of the Floating Rate High Income Fund, the Strategic Income Fund, Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund is “diversified” within the meaning of the 1940 Act, and each of the Managed Futures Strategy Fund and the Multialternative Strategy Fund is “non-diversified” within the meaning of the 1940 Act.

The Trusts’ respective charters authorize the applicable Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the relevant Board determines that doing so is in the best interest of the Fund.  The circumstances under which the relevant Board may involuntarily redeem shareholders include, but are not limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to, shares of a particular class or classes of capital stock with those belonging to, or attributable to, another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to, a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate a Fund or the assets belonging to, or attributable to, the particular class or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind.  A Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.  The exercise of the power granted to the relevant Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trusts’ respective charters authorize the Trustees, subject to applicable federal and state law, to reorganize or combine any fund or any of its series or classes into other funds, series or classes without shareholder approval.  Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest.  Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Delaware law.  Each Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

Additional Information About Commodity Trust.  Under the Commodity Trust’s Trust Instrument, the Board may classify or reclassify any unissued shares of a Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.  The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of a Fund.  The Commodity Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share.  Each of the Commodity ACCESS Strategy Fund and the Commodity Return Strategy Fund currently offer Class A, Class C and Class I shares.  Unless otherwise indicated, references to a Fund apply to each class of shares of such Fund.

Under the Commodity Trust’s Trust Instrument, no Trustee or any officer or employee of the Trust, when acting in such capacity shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer or employee of the Trust.  No Trustee or any officer or employee of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer or employee of the Trust, provided that nothing contained in the Trust Instrument or the Delaware Statutory Trust Act shall protect any Trustee or any officer or employee of the Trust against any liability to the Trust or to shareholders which would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or

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reckless disregard of the duties involved in the conduct of the office of Trustee or officer or employee of the Trust under the Trust Instrument.

All shareholders of each of the Commodity ACCESS Strategy Fund and the Commodity Return Strategy Fund, as applicable, in each class, upon liquidation of such Fund, will participate ratably in the Fund’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the Commodity Funds.  Shares are transferable but have no preemptive, conversion or subscription rights.

Investors in the Commodity ACCESS Strategy Fund or the Commodity Return Strategy Fund, as applicable, are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Trustee of the Commodity Trust may be removed from office upon the vote of shareholders holding at least a majority of the Trust’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 50% of the outstanding shares of the Trust.

Additional Information About Opportunity Trust.  The Opportunity Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.  Each of the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund offers Class A shares, Class C shares and Class I shares; the Floating Rate High Income Fund also offers Class B shares.  Unless otherwise indicated, references to a Fund apply to each class of shares of such Fund.

The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Opportunity Trust is liable to a Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of such Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  It also provides that all third parties shall look solely to the property of the appropriate fund for satisfaction of claims arising in connection with the affairs of a Fund.  With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Opportunity Trust against all liability in connection with the affairs of the Opportunity Trust.

All shares of the Opportunity Trust when duly issued will be fully paid and non-assessable.  The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval.  Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares.  Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Investors in the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund or the Global Sustainable Dividend Equity Fund, as applicable, are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of each Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Trustee of the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund or the Global Sustainable Dividend Equity Fund, as applicable, may be removed from office upon the vote of shareholders holding at least a majority of the applicable Fund’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the relevant Fund.

Each Fund sends to its investors a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.  Periodic listings

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of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.credit-suisse.com/us/funds.

SEC Exemptive Order

On May 19, 2014, the U.S. Department of Justice (the “Department of Justice”) filed a one-count criminal information (the “Information”) in the District Court for the Eastern District of Virginia charging Credit Suisse AG (“CSAG”) with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the “Plea Agreement”) settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the “Federal Reserve”) to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG’s New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the “DFS”) to resolve the DFS’s investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG (“CS Group”), the parent company of CSAG, with the Securities and Exchange Commission (the “Commission”) on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the court accepted and implemented the sentence as set out in the Plea Agreement. The court imposed no additional conditions beyond those contained in the agreement.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Effective February 29, 2012, Class B shares of the Floating Rate High Income Fund stopped being offered for sale.  Existing shareholders may continue to purchase additional Class B shares of the Floating Rate High Income Fund through the reinvestment of dividends and capital gain distributions paid by the Floating Rate High Income Fund.  All purchase orders received for Class B shares will be returned.

The offering price of each Fund’s shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued.

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Fund’s behalf.  A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Class A, Class C and Class I Shares may be purchased through a brokerage firm, other financial intermediary, or through the Funds. Prospective investors should discuss their investment with their financial advisor before making a purchase to be sure that Fund is appropriate. To make direct investments, you must open an account with a Fund and send payment for your shares either by mail or through a variety of other purchase options offered by the Fund. If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

To purchase shares directly from a Fund, contact the Fund to obtain an application.  Complete the application and mail it to the Fund along with a check payable to Credit Suisse Family of Funds; by regular mail: Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or overnight mail Credit Suisse Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Funds accept all purchases by mail subject to collection of checks at full value and conversion into federal funds. To make a subsequent purchase, mail a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Credit Suisse Family of Funds and should clearly indicate your account number. Please call the Funds at 1-877-870-2874 with any questions regarding purchases by mail.  The Funds cannot accept “starter” checks that do not have your name preprinted on them.

The Funds also cannot accept checks payable to you or to another party and endorsed to the order of a Fund.  These types of checks will be returned to you and your purchase order will not be processed.

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

Each shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder’s account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

Class A Shares and Class C Shares.  Class A shares and Class C shares generally are designed for investors seeking the advice of financial representatives.  All purchases of Class A shares and Class C shares are confirmed to each shareholder and are credited to such shareholder’s account at net asset value after receipt in good order and deduction of any applicable sales charge.

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Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

Commodity ACCESS Strategy Fund, Commodity Return Strategy Fund, Floating Rate High Income Fund and Strategic Income Fund

Initial Sales Charge — Class A Amount Purchased	As a % of Amount Invested	As a % of Offering Price	Commission to Financial Representative as a % of Offering Price

Less than $50,000	4.99%	4.75%	4.25%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	0.50%**

*                                         On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**                                  The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases of $1 million up to and including $10 million, up to 0.25% on the next $40 million and up to 0.125% on purchase amounts over $50 million.

Managed Futures Strategy Fund, Multialternative Strategy Fund, Emerging Markets Equity Fund, Volaris US Strategies Fund and Global Sustainable Dividend Equity Fund

Initial Sales Charge — Class A Amount Purchased	As a % of Amount Invested	As a % of Offering Price	Commission to Financial Representative as a % of Offering Price
Less than $50,000	5.54%	5.25%	4.75%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	1.00%**

*                                         On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**                                  The distributor may pay a financial representative a fee as follows: up to 1% on purchases of $1 million up to and including $3 million, up to 0.50% on the next $47 million and up to 0.25% on purchase amounts over $50 million.

From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933, as amended.

General.  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ shares.  Some may establish higher minimum investment requirements than set forth in the Prospectus.  Firms may arrange with their clients for other investment or administrative services.  Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return.  Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers.  In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders.  Such shareholders may obtain access to their accounts and information about

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their accounts only from their firm.  Certain of these firms may receive compensation from the Funds and/or from CSSU or an affiliate for record keeping and other expenses relating to these nominee accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.  Some firms may have access to their clients’ direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends.  Such firms may receive compensation from the Funds and/or from CSSU or an affiliate for these services.  The Prospectus should be read in connection with such firms’ material regarding their fees and services.

For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $3,539, $245 and $2,009, respectively on the sale of Class A shares of the Commodity ACCESS Strategy Fund, of which CSSU retained $275, $17 and $203, respectively.  For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $0, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Commodity ACCESS Strategy Fund.  For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $0, $0 and $96, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Commodity ACCESS Strategy Fund.

For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $75,443 $75,379 and $80,467, respectively, on the sale of Class A shares of the Commodity Return Strategy Fund, of which CSSU retained $7,071, $7,319 and $8,003, respectively.  For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $0, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Commodity Return Strategy Fund.  For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $525, $1,982 and $435, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Commodity Return Strategy Fund.

For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $1,477,545, $565,745 and $204,100, respectively, on the sale of Class A shares of the Floating Rate High Income Fund, of which CSSU retained $102,920, $37,549 and $17,938, respectively.  For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $0, $500 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Floating Rate High Income Fund.  For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $5,797, $2,626 and $2,155, respectively, in contingent deferred sales charges on redemptions of Class B shares of the Floating Rate High Income Fund.  For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $11,292, $20,109 and $7,296, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Floating Rate High Income Fund.

For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $613, $65,431 and $21,368, respectively, on the sale of Class A shares of the Strategic Income Fund, of which CSSU retained $61, $5,500 and $2,059, respectively. For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $0, $14 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Strategic Income Fund.  For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $0, $1,037 and $760, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Strategic Income Fund.

For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $1,737, $789 and $1,044, respectively, on the sale of Class A shares of the Managed Futures Strategy Fund, of which CSSU retained $169, $77 and $99, respectively. For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $0, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Managed Futures Strategy Fund. For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $200, $0 and $522, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Managed Futures Strategy Fund.

For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $2,621, $242 and $133, respectively, on the sale of Class A shares of the Multialternative Strategy Fund, of which CSSU retained $279, $31 and $19, respectively. For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $0, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Multialternative Strategy Fund. For the fiscal years ended October 31, 2013, 2014 and 2015, CSSU received $150, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Multialternative Strategy Fund.

For the fiscal period beginning December 26, 2013 and ended October 31, 2014, CSSU received $2,267 on the sale of Class A shares of the Emerging Markets Equity Fund, of which CSSU retained $267. For the fiscal year

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ended October 31, 2015, CSSU received $0 on the sale of Class A shares of the Emerging Markets Equity Fund, of which CSSU retained $0. For the fiscal period beginning December 26, 2013 and ended October 31, 2014, CSSU received $0 in contingent deferred sales charges on redemptions of Class A shares of the Emerging Markets Equity Fund. For the fiscal year ended October 31, 2015, CSSU received $0 in contingent deferred sales charges on redemptions of Class A shares of the Emerging Markets Equity Fund.  For the fiscal period beginning December 26, 2013 and ended October 31, 2014, CSSU received $0 in contingent deferred sales charges on redemptions of Class C shares of the Emerging Markets Equity Fund.  For the fiscal year ended October 31, 2015, CSSU received $0 in contingent deferred sales charges on redemptions of Class C shares of the Emerging Markets Equity Fund.

For the fiscal period beginning March 30, 2014 and ended October 31, 2014, CSSU received $10,000 on the sale of Class A shares of the Volaris US Strategies Fund, of which CSSU retained $0. For the fiscal year ended October 31, 2015, CSSU received $10,000 on the sale of Class A shares of the Volaris US Strategies Fund, of which CSSU retained $0.  For the fiscal period beginning March 30, 2014 and ended October 31, 2014, CSSU received $0 in contingent deferred sales charges on redemptions of Class A shares of the Volaris US Strategies Fund. For the fiscal year ended October 31, 2015, CSSU received $0 in contingent deferred sales charges on redemptions of Class A shares of the Volaris US Strategies Fund. For the fiscal period beginning March 30, 2014 and ended October 31, 2014, CSSU received $0 in contingent deferred sales charges on redemptions of Class C shares of the Volaris US Strategies Fund.  For the fiscal year ended October 31, 2015, CSSU received $0 in contingent deferred sales charges on redemptions of Class C shares of the Volaris US Strategies Fund.

For the fiscal period beginning February 27, 2015 and ended October 31, 2015, CSSU received $4,721 on the sale of Class A shares of the Global Sustainable Dividend Equity Fund, of which CSSU retained $455.  For the fiscal period beginning February 27, 2015 and ended October 31, 2015, CSSU received $0 in contingent deferred sales charges on redemptions of Class A shares of the Global Sustainable Dividend Equity Fund.  For the fiscal period beginning February 27, 2015 and ended October 31, 2015, CSSU received $0 in contingent deferred sales charges on redemptions of Class C shares of the Global Sustainable Dividend Equity Fund.

Redemptions

General.  Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

Under the 1940 Act, the Funds may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Funds may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.  The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Automatic Cash Withdrawal Plan.  An automatic cash withdrawal plan (the “Plan”) is available to shareholders who wish to receive specific amounts of cash periodically.  Withdrawals may be made under the Plan by redeeming as many shares of the Funds as may be necessary to cover the stipulated withdrawal payment.  To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in a Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it.  Withdrawal payments should not be considered as income from investment in the Funds.  As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares and Class C shares of the Funds may be subject to a deferred sales charge.

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Special Provisions Applicable to Class B and Class C Shares Only

For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Contingent Deferred Sales Charge — General.  Class C shares are subject to a CDSC of 1% during the first year. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class C shares and that 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000.  If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership.  Investments are tracked on a monthly basis.  The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received.  In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.  CSSU receives any contingent deferred sales charge directly.

A limited Contingent Deferred Sales Charge (“Limited CDSC”) is imposed by the Funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.  The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged.

A CDSC is imposed on redemptions of Class B shares of the Floating Rate High Income Fund made within four years of purchase.  The rate of the Class B CDSC decreases as length of ownership increases. The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares of the Floating Rate High Income Fund:

Years Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of the Lesser of Dollars Invested or Redemption Proceeds

First	4.0%

Second	3.0%

Third	2.0%

Fourth	1.0%

After Fourth	0.0%

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EXCHANGE PRIVILEGE

An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Funds.  A Class I shareholder may exchange Class I shares of the Funds for Class I shares of another Credit Suisse Fund at their respective net asset values.  Exchanges of Class I shares as described above will be effected without a sales charge.  A Class A or Class C shareholder of the Funds may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values.  A sales charge differential may apply.  Not all Credit Suisse Funds offer all classes of shares.  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund’s net asset value determined at the end of that business day.  Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares or Class C shares, will be effected without a sales charge.  The Funds may refuse exchange purchases at any time without prior notice.

The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold.  When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption.  Therefore, the investor may realize a taxable gain or loss in connection with the exchange.  Investors wishing to exchange shares of the Funds for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange.  For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 877-870-2874.

The Funds reserve the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a “market timing” strategy) is discerned.  The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

The Funds reserve the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund’s view, is likely to engage in excessive or short-term trading.  If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV.  In determining whether to accept or reject a purchase or exchange request, the Funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders.  The Funds are intended to be a longer-term investment and not a short-term trading vehicle.  Because excessive or short-term trading can hurt the Funds and their shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them.  However, the Funds’ efforts to curb market timing may not be entirely successful.  In particular, the Funds’ ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts.  As a result, the Funds may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests.  Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

Conversions.  Shareholders may be able to convert their shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program, that has an agreement with Credit Suisse or CSSU specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

With respect to employees of Credit Suisse or its affiliates, the minimum initial investment for Class I shares is $2,500.

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ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company (a “RIC”), each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which certain Funds may invest in order to gain exposure to an index, to not be considered qualifying income. The income a Fund derives directly from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10 percent of its gross income. If a Fund does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax on its net income and capital gains as a regular corporation and when distributed, that income and capital gain would be taxable to shareholders as an ordinary dividend to the extent of the Fund’s earnings and profits. If a Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of such Fund would be subject to diminished returns.  The rest of this tax section assumes that the commodity-linked derivative instruments in which the Fund invests are “securities” within the meaning of the 1940 Act.

Each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund intends to invest not more than 25% of its total assets in its Subsidiary. Each Subsidiary may invest without limitation in commodity-linked swaps and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities.

The Funds

The Funds intend to qualify as regulated investment companies each taxable year under the Code.  To so qualify, each Fund must, among other things:  (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets.  If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.

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Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to any interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  Each Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Each Subsidiary will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund will be required to include as income annually amounts earned by its Subsidiary during that year.  Furthermore, each of the Commodity ACCESS Strategy Fund, the Commodity Return Strategy Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund will be subject to the Distribution Requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities.  The applicable Board of Trustees will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  Each Fund currently expects to distribute any such excess annually to its shareholders.  However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (at a rate of 35%) on the amount retained.  In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency, PFIC and other “specified” losses over post-October foreign currency, PFIC, and other “specified” gains, or other post-December ordinary losses over other post-December ordinary income), or if there is such net capital loss, any net short-term or long-term loss until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

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If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

The Funds’ short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Zero Coupon Securities.  The Funds’ investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to a Fund each year even though the Fund receives no cash distribution until maturity.  Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Funds that lock in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract.  The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities during taxable year.

Straddles.  The options transactions that the Funds enter into, if any, may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Funds.  In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized.  Losses realized prior to October 31 of

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any year may be similarly deferred under the straddle rules in determining the required distribution that the Funds must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time each Fund is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Fund will generally recognize short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale.  However, a Fund’s investments in so-called “section 1256 contracts,” if any, such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not section 1256 contracts.

Short Sales.  In general, gain or loss on a short sale is recognized when the Funds close the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Funds.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.  In general, the Funds will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps.  As a result of entering into swap contracts, the Funds may make or receive periodic net payments.  The Funds may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (i) mark-to-market or constructive sale rules or rules applicable to partnerships or trusts in which the Fund invests or to

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certain options, futures or forward contracts, or “appreciated financial positions,” or (ii) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (iii) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income from some derivatives not used as a hedge or otherwise derived with respect to a Fund’s business of investing in securities may not meet the 90% qualifying income requirement of the Code.  If such income, and other non-qualifying income, were to exceed 10% of the Fund’s income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.

Tax Treatment of Commodity-Linked Swaps and Structured Notes.  The IRS has issued a ruling that income realized from certain types of commodity-linked swaps or certain other commodity-linked derivatives would not be qualifying income. As a result, any income a Fund derives from direct investments in such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of such Fund’s gross income in order for the Fund to satisfy this “source of income” requirement.

The IRS has also issued a private letter ruling to the Commodity Return Strategy Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute qualifying income.  The Commodity Return Strategy Fund received such a private letter ruling, confirming that income derived from the Commodity Return Strategy Fund’s investment in its Subsidiary will also constitute qualifying income to the Commodity Return Strategy Fund, even if the Subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures.  Based on such rulings, the Commodity Return Strategy Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in the Subsidiary, swaps and futures contracts on individual commodities or a subset of commodities and options on them.

The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion.  As a result, there can be no assurance that the IRS will grant such a private letter ruling to the Commodity ACCESS Strategy Fund, the Managed Futures Strategy Fund or the Multialternative Strategy Fund.  If these Funds do not request and receive such private letter rulings, there is a risk that the IRS could assert that the income derived from the Funds’ investments in their respective Subsidiaries will not be considered qualifying income for purposes of each Fund remaining qualified as a RIC for U.S. federal income tax purposes.

In addition, the IRS, after completion of its internal discussion, may significantly change its regulatory approach and adopt a regulatory approach to commodity-related investments resulting in significant restrictions on the Commodity Return Strategy Fund’s ability to invest as previously anticipated.

Foreign Currency Transactions.  In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” from unlisted options and from the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, will be treated as ordinary income or loss.  In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may

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elect capital gain or loss treatment for such transactions.  Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his shares.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive Foreign Investment Companies.  If a Fund acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Fund may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund.  Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes.  If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes.  Dividends and interest (and in some cases, capital gains) received by the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.  Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by the Funds are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to

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shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.  All other dividends of each Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income.  To the extent that a Fund invests primarily in fixed income securities, it does not expect that a significant portion of its dividends will be treated as “qualified dividend income,” which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (15% for individuals with incomes below approximately $415,000 ($465,000 if married filing jointly, amounts adjusted annually for inflation), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels).

Dividends and distributions paid by the Funds (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Funds) will not qualify for the deduction for dividends received by corporations.  Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends), or (ii) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares.  A redemption of shares by the Funds will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares

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within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting an investment within a family of mutual funds.

Backup Withholding.  A Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

Taxation of Non-U.S. Shareholders

Dividends paid by the Funds to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain

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from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder are eligible for an exemption from U.S. withholding tax.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale, redemption or other disposition of property producing U.S.-source dividends and interest paid after December 31, 2018 to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS.  CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

KPMG LLP, with principal offices at 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2015.  The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by KPMG and included herein in reliance upon a report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

At a meeting held on February 24, 2015, following a recommendation from the Audit Committee, a majority of the Directors who are not “interested persons” of the Funds (as defined in the 1940 Act) selected KPMG LLP (“KPMG”) as independent auditors for the Funds for the fiscal year ending October 31, 2015.  PwC was the independent auditor for the Funds for the fiscal year ended October 31, 2014 and resigned on February 24, 2015.    PwC’s report on each of the Fund’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended October 31, 2013 and October 31, 2014 and since October 31, 2014, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  The selection of KPMG does not reflect any disagreements with or dissatisfaction by either Trust or the relevant Board with the performance of the Funds’ prior independent registered public accounting firm, PwC.  During the Funds’ fiscal years ended October 31, 2014 and October 31, 2013, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304). It is anticipated that KPMG will provide the same level of service to the Funds as was provided by PwC.  KPMG has advised the Funds that, to the best of its knowledge and belief, as of the record date, no KPMG professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Funds and provides legal services from time to time for Credit Suisse and CSSU.

MISCELLANEOUS

As of February 3, 2016, the names, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund’s outstanding shares were as follows:

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FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016

Commodity ACCESS Strategy Fund (Class A)	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	33.27%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	31.58%

	NFS LLC FEBO NFS/FMTC IRA 1663 Cambria Pl Escondido CA 92029-5539	21.03%

	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	13.97%

Commodity ACCESS Strategy Fund (Class C)	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	62.64%

	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	17.4%

	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	16.76%

Commodity ACCESS Strategy Fund (Class I)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	96.34%

Commodity Return Strategy Fund (Class A)	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	30.57%

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FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016

	American Enterprise Investment SVC 707 2nd Ave S Minneapolis, MN 55402-2405	14.97%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	13.43%

	John Hancock Trust 690 Canton St STE 100 Westwood, MA 02090-2324	5.28%

	Morgan Stanley Smith Barney Special Custody Act for the Exclusive Benefit of Customers of MSSB 1300 Thames St Wharf 6th Floor Baltimore, MD 21231-3196	5.21%

Commodity Return Strategy Fund (Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	29.44%

	American Enterprise Investment SVC 707 2nd Ave S Minneapolis, MN 55402-2405	13.11%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	10.11%

	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	8.31%

	Morgan Stanley Smith Barney Special Custody Act for the Exclusive Benefit of Customers of MSSB 1300 Thames St Wharf 6th Floor Baltimore, MD 21231-3196	6.29%

	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	5.28%

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FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016
	Raymond James	5.12%
	Omnibus for Mutual Funds Attn Courtney Waller 880 Carillon PKWY Saint Petersburg FL 33716-1100

Commodity Return Strategy Fund (Class I)	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	23.92%

	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	21.02%

	Nat’l Financial Svcs Corp FBO Customers Church St Station P.O. Box 3908 New York, NY 10281	9.56%

	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	9.07%

Floating Rate High Income Fund (Class A)	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	30.54%

	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	11.4%

	Morgan Stanley Smith Barney Special Custody Act for the Exclusive Benefit of Customers of MSSB 1300 Thames St Wharf 6th Floor Baltimore, MD 21231-3196	11.14%

	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	9.92%

	American Enterprise Investment SVC 707 2nd Ave S Minneapolis, MN 55402-2405	8.81%

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FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016

	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.96%

Floating Rate High Income Fund (Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	26.13%

	Morgan Stanley Smith Barney Special Custody Act for the Exclusive Benefit of Customers of MSSB 1300 Thames St Wharf 6th Floor Baltimore, MD 21231-3196	20.61%

	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	16.15%

	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	11.81%

Floating Rate High Income Fund (Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17.76%

	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	15.71%

	Morgan Stanley Smith Barney Special Custody Act for the Exclusive Benefit of Customers of MSSB 1300 Thames St Wharf 6th Floor Baltimore, MD 21231-3196	15.42%

	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	15.06%

91

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016
	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	13.04%

Floating Rate High Income Fund (Class I)	Nat’l Financial Svcs Corp FBO Customers Church St Station P.O. Box 3908 New York, NY 10008-3908	15.68%

	Charles Schwab & Co Special Custody Account for the Exclusive Benefit of Customers 211 Main St San Francisco, CA 94105-1905	9.65%

	Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.18%

Strategic Income Fund (Class A)	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	22.46%

	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers 211 Main St San Francisco, CA 94105-1905	22.42%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	7.74%

Strategic Income Fund (Class C)	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	44.65%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	14.04%

Strategic Income Fund (Class I)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	45.57%

92

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016
	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	25.62%

	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	10.03%

Managed Futures Strategy Fund (Class A)	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	14.17%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	12.01%

	Ameritrade Inc. for the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	9.34%

Managed Futures Strategy Fund (Class C)	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	28.98%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	22.7%

Managed Futures Strategy Fund (Class I)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	61.63%

	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	18.53%

Multialternative Strategy Fund (Class A)	TD Ameritrade Inc. for the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	38.72%

93

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016

	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	27.14%

	BB&T Securities LLC 8006 Discovery Dr. Richmond, VA 23229-8600	7.75%

Multialternative Strategy Fund (Class C)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	54.75%

	Brown Brothers Harriman as Custodian 140 Broadway New York, NY 10005- 1108	45.25%

Multialternative Strategy Fund (Class I)	TD Ameritrade Inc. for the Exclusive Benefit of our Customers PO Box 2226 Omaha, NE 68103-2226	45.85%

	Nat’l Financial Svcs Corp FBO Customers Church St Station P.O. Box 3908 New York, NY 10281	37.51%

	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	7.64%

	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	5.06%

Emerging Markets Equity Fund (Class A)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	65.38%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	22.39%

94

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016

11
	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	8.06%

Emerging Markets Equity Fund (Class C)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	55.92%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	40.25%

Emerging Markets Equity Fund (Class I)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	86.11%

	National Financial Services LLC for the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	10.33%

Volaris US Strategies Fund (Class A)	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	66.58%

	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	33.38%

Volaris US Strategies Fund (Class C)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	99.27%

Volaris US Strategies Fund (Class I)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	95.15%

Global Sustainable Dividend Equity Fund (Class A)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	87.96%

95

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF FEBRUARY 3, 2016

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	7.86%

Global Sustainable Dividend Equity Fund (Class C)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	73.28%

	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	18.73%

	UBS WM USA Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	7.99%

Global Sustainable Dividend Equity Fund (Class I)	Merchant Holdings Inc. One Madison Avenue, 6th Floor Attn: Rocco DelGuercio New York, NY 10010-3647	91.25%

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Conflicts of Interest of Affiliate as Shareholder

An affiliate of Credit Suisse owns all or substantially all of the shares of each of the Commodity ACCESS Strategy Fund, the Managed Futures Strategy Fund, the Multialternative Strategy Fund, the Emerging Markets Equity Fund, the Volaris US Strategies Fund and the Global Sustainable Dividend Equity Fund. Credit Suisse or its affiliate will likely sell the Fund shares it holds as additional Fund shares are purchased by other investors.  As a majority shareholder, Credit Suisse or its affiliate will hold a substantial amount of each such Fund’s voting securities, and may be able to exercise a controlling influence in matters submitted to a vote of shareholders, including, but not limited to, the election of Trustees, approval or renewal of advisory contracts, and any vote relating to a reorganization or merger of such Fund.  The ability to exercise a controlling influence over these Funds may result in conflicts of interest because, among other things, Credit Suisse is the investment adviser of the Funds.

97

FINANCIAL STATEMENTS

Each Fund’s audited Annual Report for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.  Each Fund will furnish without charge a copy of the Fund’s Annual Report upon request by calling the Fund at 1-877-870-2874.

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APPENDIX A

A-1

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration.  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation.  In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.  .

Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•      a copy of the Policy;

•      a copy of each proxy statement received on behalf of Credit Suisse clients;

•      a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis.  Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 27, 2015

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C

OTHER INFORMATION

Item 28.            Exhibits

Exhibit No.		Description of Exhibit

(a)	(1)	Form of Agreement and Declaration of Trust dated May 31, 1995. (1)

	(2)	Certificate of Amendment dated July 13, 2000. (2)

	(3)	Certificate of Amendment dated January 16, 2001. (3)

	(4)	Certificate of Amendment dated February 1, 2001. (3)

	(5)	Certificate of Amendment dated February 6, 2001. (3)

	(6)	Certificate of Amendment effective December 12, 2001. (4)

	(7)	Certificate of Amendment effective December 12, 2001. (5)

	(8)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 17, 2002. (6)

	(9)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 18, 2003. (7)

	(10)	Certificate of Correction dated June 15, 2004. (8)

	(11)	Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated February 4, 2005. (8)

(12)

Certificate of Establishment and Designation of the Credit Suisse Strategic Allocation Fund—Conservative, Credit Suisse Strategic Allocation Fund— Moderate and Credit Suisse Strategic Allocation Fund—Aggressive. (9)

	(13)	Certificate of Termination dated August 17, 2005. (10)

	(14)	Certificate of Termination dated November 15, 2006. (10)

	(15)	Certificate of Establishment and Designation of the Credit Suisse Liquid Alternative Index Fund. (19)

	(16)	Restated Certificate of Trust of Credit Suisse Opportunity Funds. (19)

	(17)	Certificate of Amendment to Certificate of Trust of Credit Suisse Opportunity Funds. (20)

	(18)	Amended and Restated Certificate of Establishment and Designation dated February 16, 2012. (22)

	(19)	Certificate of Establishment and Designation of Credit Suisse Strategic Income Fund. (24)

	(20)	Certificate of Establishment and Designation of Credit Suisse Liquid Managed Futures Strategy Fund. (25)

	(21)	Amended and Restated Certificate of Establishment and Designation of Credit Suisse Multialternative Strategy Fund. (26)

	(22)	Amended and Restated Certificate of Establishment and Designation of Credit Suisse Managed Futures Strategy Fund. (26)

	(23)	Certificate of Establishment and Designation of Credit Suisse Emerging Markets Equity Fund. (27)

	(24)	Certificate of Establishment and Designation of Credit Suisse Volaris Alternative Equity Fund. (29)

	(25)	Amended and Restated Certificate of Establishment and Designation of Credit Suisse Volaris US Strategies Fund.(32)

	(26)	Certificate of Establishment and Designation of Credit Suisse Global Sustainable Dividend Equity Fund. (34)

(b)	(1)	Form of By-Laws as adopted July 1995. (1)

	(2)	Amendment to By-Laws. (3)

	(3)	Amendment to By-Laws as adopted December 12, 2001. (4)

	(4)	Amended and Restated By-Laws as adopted February 12, 2002. (6)

(c)		Not applicable.

(d)	(1)

Amended and Restated Investment Advisory Agreement with Credit Suisse Asset Management, LLC (“CSAM”) dated March 23, 2001 as amended and restated May 3, 2004, February 14, 2005, December 1, 2006, November 16, 2011, August 14, 2012, November 12, 2013, February 18, 2014, November 18, 2014 and February 24, 2015. (34)

(2)

Expense Limitation Agreement with CSAM with respect to Credit Suisse Multialternative Strategy Fund, Credit Suisse Strategic Income Fund and Credit Suisse Managed Futures Strategy Fund dated November 17, 2015, filed herewith.

	(3)	Expense Limitation Agreement with CSAM with respect to Credit Suisse Emerging Markets Equity Fund dated November 17, 2015, filed herewith.

	(4)	Expense Limitation Agreement with CSAM with respect to Credit Suisse Volaris US Strategies Fund dated November 17, 2015. (36)

	(5)	Expense Limitation Agreement with CSAM with respect to Credit Suisse Global Sustainable Dividend Equity Fund dated November 17, 2015, filed herewith.

	(6)	Sub-Advisory Agreement between CSAM and Credit Suisse Asset Management Limited (“CSAML”) dated August 14, 2012. (26)

(e)	(1)	Distribution Agreement with Credit Suisse Securities (USA) LLC (“CSSU”) dated April 30, 2012. (23)

	(2)	Amendment to Distribution Agreement with CSSU dated September 28, 2012. (26)

	(3)	Amendment to Distribution Agreement with CSSU with respect to Credit Suisse Emerging Markets Equity Fund. (29)

	(4)	Amendment to Distribution Agreement with CSSU dated March 28, 2014 with respect to Credit Suisse Volaris US Strategies Fund. (32)

	(5)	Amendment to Distribution Agreement with CSSU with respect to Credit Suisse Global Sustainable Dividend Equity Fund. (34)

(f)		Not Applicable.

(g)	(1)	Custodian Agreement with State Street Bank and Trust Company (“State Street”) dated October 20, 2000. (11)

	(2)	Amendment to Custodian Agreement with State Street dated April 26, 2001. (12)

	(3)	Amendment to Custodian Agreement with State Street dated May 16, 2001. (12)

2

	(4)	Amendment to Custodian Agreement with State Street dated November 16, 2005. (9)

	(5)	Amendment to Custodian Agreement with State Street dated November 1, 2011. (21)

	(6)	Amendment to Custodian Agreement with State Street effective March 30, 2012. (23)

	(7)	Amendment to Custodian Agreement with State Street effective September 28, 2012. (26)

	(8)	Amendment to Custodian Agreement with State Street, effective November 27, 2013. (29)

	(9)	Amendment to Custodian Agreement with State Street, effective March 30, 2014. (31)

	(10)	Amendment to Custodian Agreement with State Street, effective February 27, 2015. (36)

(h)	(1)	Form of Amendment to Services Agreement for the Credit Suisse High Income Fund. (13)

	(2)	Form of Interim and Restated Service Agreement dated November 3, 2000. (14)

	(3)	Assignment Agreement by and between Credit Suisse Asset Management Securities, Inc. and Provident Distributors, Inc. (4)

	(4)	Co-Administration Agreement with CSAM dated November 17, 2015. (36)

	(5)	Co-Administration Agreement with State Street dated March 18, 2002. (15)

	(6)	Amendment No. 1 to Co-Administration Agreement with State Street dated January 1, 2007. (10)

	(7)	Amendment No. 2 to Co-Administration Agreement with State Street dated November 2, 2011. (23)

	(8)	Amendment No. 3 to Co-Administration Agreement with State Street dated March 19, 2014. (33)

	(9)	Amendment to Co-Administration Agreement with State Street effective March 27, 2012. (23)

	(10)	Amendment to Co-Administration Agreement with State Street effective September 28, 2012. (26)

	(11)	Amendment to Co-Administration Agreement with State Street effective December 20, 2013. (29)

	(12)	Amendment to Co-Administration Agreement with State Street dated March 28, 2014. (32)

	(13)	Amendment to Co-Administration Agreement with State Street, dated February 27, 2015. (36)

	(14)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated October 1, 2007. (16)

	(15)	Amendment to Transfer Agency and Service Agreement with BFDS dated October 1, 2010. (21)

	(16)	Amendment to Transfer Agency and Service Agreement with BFDS dated February 10, 2011. (21)

	(17)	Amendment to Transfer Agency and Service Agreement with BFDS dated August 17, 2011. (21)

	(18)	Amendment to Transfer Agency and Service Agreement with BFDS dated November 1, 2011. (21)

3

(19)	Amendment to Transfer Agency And Services Agreement with BFDS dated March 28, 2012. (23)

(20)	Amendment to Transfer Agency and Services Agreement with BFDS dated September 27, 2012. (26)

(21)	Amendment to Transfer Agency and Services Agreement with BFDS dated January 6, 2014. (29)

(22)	Amendment to Transfer Agency and Services Agreement with BFDS dated March 28, 2014. (32)

(23)	Amendment to Transfer Agency and Services Agreement with BFDS, dated February 28, 2015. (36)

(24)	Amendment to Transfer Agency and Services Amendment with BFDS dated March 2, 2015. (35)

(25)	Securities Lending Authorization Agreement with State Street Bank and Trust Company dated March 17, 2004. (17)

(26)	First Amendment to Securities Lending Authorization Agreement dated December 17, 2004. (17)

(27)	Second Amendment to Securities Lending Authorization Agreement dated May 17, 2006. (17)

(28)	Third Amendment to the Securities Lending Authorization Agreement dated September 15, 2006. (17)

(29)	Fourth Amendment to the Securities Lending Authorization Agreement dated July 16, 2007. (17)

(30)	Fifth Amendment to Securities Lending Authorization Agreement dated August 27, 2007. (17)

(31)	Sixth Amendment to Securities Lending Authorization Agreement dated December 1, 2007. (17)

(32)	Seventh Amendment to the Securities Lending Authorization Agreement dated April 17, 2009. (17)

(33)	Eighth Amendment to the Securities Lending Authorization Agreement dated May 21, 2009. (21)

(34)	Ninth Amendment to the Securities Lending Authorization Agreement dated November 1, 2011. (21)

(35)	Tenth Amendment to the Securities Lending Authorization Agreement dated March 6, 2012. (23)

(36)	Eleventh Amendment to the Securities Lending Authorization Agreement effective September 28, 2012. (26)

(37)	Securities Lending and Services Agreement with State Street Bank and Trust Company dated April 17, 2009. (17)

(38)	Securities Lending and Services Agreement with State Street Bank and Trust Company with respect to the Credit Suisse Liquid Alternative Fund dated March 30, 2012. (23)

(39)	Combined U.S. Accounting, Administration Fee Schedule Revised June 1, 2009. (18)

(40)	Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 10, 2009. (23)

(41)	First Amendment to Committed Line of Credit Agreement dated June 30, 2009. (23)

(42)	Second Amendment to Committed Line of Credit Agreement dated July 17, 2009. (23)

(43)	Third Amendment to Committed Line of Credit Agreement dated June 9, 2010. (23)

(44)	Fourth Amendment to Committed Line of Credit Agreement dated June 8, 2011. (23)

(45)	Fifth Amendment to Committed Line of Credit Agreement dated March 30, 2012. (23)

(46)	Sixth Amendment to Committed Line of Credit Agreement dated June 6, 2012. (23)

(47)	Seventh Amendment to Committed Line of Credit Agreement dated October 19, 2012. (26)

4

	(48)	Eighth Amendment to Committed Line of Credit Agreement dated June 5, 2013. (27)

	(49)	Ninth Amendment to Committed Line of Credit Agreement dated June 4, 2014. (32)

	(50)	Tenth Amendment to Committed Line of Credit Agreement dated June 3, 2015. (36)

(i)		Opinion and Consent of Richards, Layton & Finger, P.A. (34)

(j)	(1)	Consents of Independent Registered Public Accounting Firm, filed herewith.

	(2)	Powers of Attorney, filed herewith.

(k)		Form of Subscription Agreement with initial shareholders for the Credit Suisse High Income Fund dated January 11, 1999. (13)

(l)	(1)	Purchase Agreement. (26)

	(2)	Purchase Agreement for Credit Suisse Emerging Markets Equity Fund. (29)

	(3)	Purchase Agreement for Credit Suisse Volaris US Strategies Fund. (32)

	(4)	Purchase Agreement for Credit Suisse Global Sustainable Dividend Equity Fund. (34)

(m)	(1)	Rule 12b-1 Plans of the Class A shares of Credit Suisse High Income Fund dated May 1, 2003. (7)

	(2)	Rule 12b-1 Plans of the Class B Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

	(3)	Rule 12-1 Plans of the Class C Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

	(4)	Rule 12b-1 Plans of the Common Class Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

	(5)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Liquid Alternative Fund dated November 16, 2011. (19)

	(6)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Liquid Alternative Fund dated November 16, 2011. (19)

	(7)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Strategic Income Fund. (24)

	(8)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Strategic Income Fund. (24)

	(9)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Liquid Managed Futures Strategy Fund. (25)

	(10)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Liquid Managed Futures Strategy Fund. (25)

	(11)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Emerging Markets Equity Fund.(28)

	(12)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Emerging Markets Equity Fund. (28)

	(13)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Volaris US Strategies Fund. (30)

	(14)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Volaris US Strategies Fund. (30)

	(15)	Rule 12b-1 Plan of the Class A shares of Credit Suisse Global Sustainable Dividend Equity Fund. (34)

	(16)	Rule 12b-1 Plan of the Class C shares of Credit Suisse Global Sustainable Dividend Equity Fund. (34)

(n)		Amended and Restated Rule 18f-3 Plan. (36)

(o)		Not Applicable.

5

(p)	(1)	Global Personal Trading Policy for Registrant, CSAM and CSSU dated November 27, 2015, and Asset Management Divisional Supplement dated May 19, 2014, filed herewith.

	(2)	Code of Ethics for Registrant, CSAM and CSSU dated May 27, 2015, filed herewith.

(1)	Incorporated by reference to the corresponding exhibit in the Registrant’s Registration Statement on Form N-1A, filed on September 1, 1995 (Securities Act File No. 33-92982).

(2)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, filed on August 1, 2000 (Securities Act File No. 33-92982).

(3)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2001 (Securities Act File No. 33-92982).

(4)	Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on December 31, 2001 (Securities Act File No. 33-92982).

(5)	Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002 (Securities Act File No. 33-92982).

(6)	Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on December 30, 2002 (Securities Act File No. 33-92982).

(7)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A, filed on July 11, 2003 (Securities Act File No. 33-92982).

(8)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005 (Securities Act File No. 33-92982).

(9)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2006 (Securities Act File No. 33-92982).

(10)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007 (Securities Act File No. 33-92982).

(11)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

(12)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

(13)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, filed on February 23, 1999 (Securities Act File No. 33-92982).

(14)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on December 29, 2000 (Securities Act File No. 33-92982).

(15)

Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-lA of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554).

(16)

Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Commodity Return Strategy Fund filed on December 21, 2007 (Securities Act File No. 333-116212).

(17)	Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125).

(18)	Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2009 (Securities Act File No. 33-92982).

6

(19)	Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A, filed on December 15, 2011 (Securities Act File No. 33-92982).

(20)	Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, filed on December 29, 2011 (Securities Act File No. 33-92982).

(21)	Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2012 (Securities Act File No. 33-92982).

(22)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, filed on March 5, 2012 (Securities Act File No. 33-92982).

(23)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, filed on July 5, 2012 (Securities Act File No. 33-92982).

(24)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, filed on September 12, 2012 (Securities Act File No. 33-92982).

(25)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, filed on September 20, 2012 (Securities Act File No. 33-92982).

(26)	Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2013 (Securities Act File No. 33-92982).

(27)	Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, filed on October 11, 2013 (Securities Act File No. 33-92982).

(28)	Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2013 (Securities Act File No. 33-92982).

(29)	Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, filed on January 14, 2014 (Securities Act File No. 33-92982).

(30)	Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2014 (Securities Act File No. 33-92982).

(31)	Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A, filed on March 28, 2014 (Securities Act File No. 33-92982).

(32)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, filed on November 19, 2014 (Securities Act File No. 33-92982).

(33)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 14, 2014 (Securities Act File No. 33-58125).

(34)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A, filed on February 27, 2015 (Securities Act File No. 33-92982).

(35)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 16, 2015 (Securities Act File No. 33-58125).

(36)	Incorporated by reference to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, filed on December 28, 2015 (Securities Act File No. 33-92982).

7

Item 29.                                                  Persons Controlled by or Under Common Control with Registrant.

Credit Suisse Cayman Multialternative Strategy Fund, Ltd. is a wholly-owned and controlled subsidiary of the Credit Suisse Multialternative Strategy Fund organized under the laws of the Cayman Islands (the “Multialternative Subsidiary”).  The Multialternative Subsidiary’s financial statements are included on a consolidated basis in the Credit Suisse Multialternative Strategy Fund’s annual and semi-annual reports to shareholders.  Credit Suisse Cayman Managed Futures Strategy Fund, Ltd. is a wholly-owned and controlled subsidiary of the Credit Suisse Managed Futures Strategy Fund organized under the laws of the Cayman Islands (the “Managed Futures Strategy Subsidiary”).  The Managed Futures Strategy Subsidiary’s financial statements are included on a consolidated basis in the Credit Suisse Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

Item 30.                                                  Indemnification

The Registrant, the officers and directors/trustees of CSAM, of CSSU and of the Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of the Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002.

Item 31. (a)                                Business and Other Connections of Investment Adviser

CSAM acts as investment adviser to the Registrant. CSAM renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 31 of officers and Trustees of CSAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM (SEC File No. 801-37170).

(b)                                 Business and Other Connections of Sub-Investment Adviser

CSAML acts as sub-investment adviser for the Registrant.  CSAML renders investment advice and provides full-service private equity programs to clients. The list required by this Item 31 of officers and partners of CSAML with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, are incorporated by reference to Schedules A and D of Forms ADV filed by CSAML (SEC File No. 801-40177).

Item 32.                                                 Principal Underwriter

(a)                                 CSSU acts as distributor for the Registrant, as well as for Credit Suisse Commodity Strategy Funds and Credit Suisse Trust.

(b)                                 For information relating to each Trustee, officer or partner of CSSU, reference is made to Form BD (SEC File No. 8-422) filed by CSSU under the Securities Exchange Act of 1934.

(c)                                  None.

Item 33.                                                 Location of Accounts and Records

(1)                                 Credit Suisse Opportunity Funds

One Madison Avenue

New York, New York 10010

(Fund’s Agreement and Declaration of Trust, By-Laws and minute books)

(2)                                 Credit Suisse Asset Management, LLC

One Madison Avenue

New York, New York 10010

(records relating to its functions as investment adviser and co-administrator)

(3)                                 Credit Suisse Asset Management Limited

One Cabot Square

London, United Kingdom E14 4QJ

(records relating to its functions as sub-adviser)

8

(4)                                 Credit Suisse Securities (USA) LLC

One Madison Avenue

New York, New York 10010

(records relating to its functions as distributor)

(5)                                 State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

(records relating to its functions as co-administrator and custodian)

(6)                                 Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021-2809

(records relating to its functions as transfer agent and dividend disbursing)

Item 34.                                                  Management Services

Not applicable.

Item 35.                                                  Undertakings

Not applicable.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of February, 2016.

CREDIT SUISSE OPPORTUNITY FUNDS

By:	/s/ John G. Popp
John G. Popp
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ John G. Popp	Chief Executive Officer and President	February 26, 2016
John G. Popp

/s/ Bruce S. Rosenberg	Chief Financial Officer	February 26, 2016
Bruce S. Rosenberg

/s/ Steven N. Rappaport*	Chairman of the Board	February 26, 2016
Steven N. Rappaport

/s/ Jeffrey E. Garten*	Trustee	February 26, 2016
Jeffrey E. Garten

/s/ Enrique R. Arzac*	Trustee	February 26, 2016
Enrique R. Arzac

*By:	/s/ Karen Regan
Karen Regan, as Attorney-in-Fact

10

Credit Suisse Cayman Managed Futures Strategy Fund, Ltd certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement of Credit Suisse Opportunity Funds, on behalf of its series, Credit Suisse Managed Futures Strategy Fund, with respect only to information that specifically relates to Credit Suisse Cayman Managed Futures Strategy Fund, Ltd, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 2016.

CREDIT SUISSE CAYMAN MANAGED FUTURES STRATEGY FUND, LTD

By:	/s/ John G. Popp
John G. Popp
Director

This Registration Statement of Credit Suisse Opportunity Funds, on behalf of its series, Credit Suisse Managed Futures Strategy Fund, with respect only to information that specifically relates to Credit Suisse Cayman Managed Futures Strategy Fund, Ltd, has been signed below by the following persons in the capacities on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ John G. Popp	Director, Credit Suisse Cayman	February 26, 2016
John G. Popp	Managed Futures Strategy Fund, Ltd

/s/ Mark Barres	Director, Credit Suisse Cayman	February 26, 2016
Mark Barres	Managed Futures Strategy Fund, Ltd

11

Credit Suisse Cayman Multialteranative Strategy Fund, Ltd certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement of Credit Suisse Opportunity Funds, on behalf of its series, Credit Suisse Multialternative Strategy Fund, with respect only to information that specifically relates to Credit Suisse Cayman Multialternative Strategy Fund, Ltd, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 2016.

CREDIT SUISSE CAYMAN MULTIALTERNATIVE STRATEGY FUND, LTD

By:	/s/ John G. Popp
John G. Popp
Director

This Registration Statement of Credit Suisse Opportunity Funds, on behalf of its series, Credit Suisse Multialternative Strategy Fund, with respect only to information that specifically relates to Credit Suisse Cayman Multialternative Strategy Fund, Ltd, has been signed below by the following persons in the capacities on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ John G. Popp	Director, Credit Suisse Cayman	February 26, 2016
John G. Popp	Multialternative Strategy Fund, Ltd

/s/ Mark Barres	Director, Credit Suisse Cayman	February 26, 2016
Mark Barres	Multialternative Strategy Fund, Ltd

12

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(d)(2)

Expense Limitation Agreement with CSAM with respect to Credit Suisse Multialternative Strategy Fund, Credit Suisse Strategic Income Fund and Credit Suisse Managed Futures Strategy Fund dated November 17, 2015.

(d)(3)	Expense Limitation Agreement with CSAM with respect to Credit Suisse Emerging Markets Equity Fund dated November 17, 2015.
(d)(5)	Expense Limitation Agreement with CSAM with respect to Credit Suisse Global Sustainable Dividend Equity Fund dated November 17, 2015.
(j)(1)	Consents of Independent Registered Public Accounting Firm.
(j)(2)	Powers of Attorney
p(1)	Global Personal Trading Policy for the Registrant, Credit Suisse Asset Management LLC and CSSU dated November 27, 2015; and Asset Management Divisional Supplement dated May 19, 2014.
p(2)	Code of Ethics for Registrant, CSAM and CSSU dated May 27, 2015.

13